As filed with the SEC on 04/30/2010	Registration No. 333-01031

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 16
_____________

THE PRUDENTIAL VARIABLE
CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

RICHARD E. BUCKLEY
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
(Name and address of agent for service)

_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on May 1, 2010 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2010

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one of several variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.   This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance, and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

OTHER GENERAL CONTRACT PROVISIONS	16
How Prudential Issues Certificates	16
Effective Date of Insurance	17
Maximum Age	17
“Free Look” Period	17
Assignment	17
Experience Credits	18
Suicide Exclusion	18
Incontestability	18
Misstatement of Age	18
Termination of a Group Contract Holder’s Participation	18
Participants Who Are No Longer Eligible Group Members	19
Options On Termination Of Coverage	19
Conversion	19
Paid-Up Coverage	20
Payment Of Cash Surrender Value	20
When Proceeds Are Paid	20

PROCEDURES	20
Telephone and Electronic Transactions	21
When Prudential Reconciles Financial Transactions	21

ADDITIONAL INSURANCE BENEFITS	21
Accelerated Benefit Option	21
Accidental Death and Dismemberment Benefit	21
Seat Belt Coverage	22
Extended Death Protection During Total Disability	22
Dependent Term Life Benefits	22

PREMIUMS	22
Routine Premium Payments	22
Additional Premium Payments	22
How You Will Pay Premiums	22
Deducting Premiums From Your Paycheck	22
Effect of Premium Payments on Tax Status	22
Allocation of Premiums	23
Changing the Allocation of Future Premium Payments	23
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	25

DEATH BENEFITS	25
When Proceeds Are Paid	25
Amount of the Death Benefit	25
Adjustment In The Death Benefit	26
Death Claim Settlement Options	27
Changes in Face Amount of Insurance	28
Increases in Face Amount	28
Decreases in Face Amount	28

SURRENDER AND WITHDRAWALS	28
Surrender of a Certificate	28
Cash Surrender Value	29
Withdrawals	29
Payment Of Cash Surrender Value	30

LOANS	30

LAPSE AND REINSTATEMENT	31

TAXES	31
Treatment as Life Insurance and Investor Control	31
Pre-Death Distributions	32
Certificates Not Classified As Modified Endowment Contracts	32
Modified Endowment Contracts	33
Treatment As Group Term Life Insurance	33
Withholding	33

Other Tax Considerations	33
Federal Income Tax Status Of Amounts Received Under The Certificate	34
Company Taxes	34

DISTRIBUTION AND COMPENSATION	34

LEGAL PROCEEDINGS	35

FINANCIAL STATEMENTS	38

ADDITIONAL INFORMATION	39

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	40

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	42

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge1
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums2	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 3.92% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 or 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal.	The lesser of $20 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.

1.	The current charge may be less.
2.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.   Currently the amount deducted is 2.60% of each premium payment. As of the date of this filing, the maximum charge for taxes attributable to premiums is 3.92%.  However, this maximum may increase if the premium taxes charged by state, local, or federal governments increase.

  1

The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance1:
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.08

Representative guaranteed charge - $0.703

Certificates effective on or after 01/01/2009:
Maximum - $58.39
Minimum - $0.04

Representative guaranteed charge - $0.553

Net Interest on Loans4	Annually	2%
*Additional Insurance Benefits2,7:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.195 Minimum - $0.065
Representative current charge - $0.256
Child Dependents Term Life Insurance	Monthly	Maximum -$0.085 Minimum - $0.085
Representative current charge - $0.087
AD&D on employee’s life	Monthly	Maximum - $0.025 Minimum - $0.025
Representative current charge $.027
AD&D on Spouse’s life	Monthly	Maximum - $0.035 Minimum - $0.035
Representative current charge $.037

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.  Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 47 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.
The representative current charge for spouse term insurance is a sample rate currently charged for a 47 year old insured, who is the spouse of an active employee in the largest insured group that offers this benefit.

7.	The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group that offers this benefit.

2

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)
	.037%	1.72%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

Some features, conditions and terms described in this prospectus may not be available in some states.

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The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than  3% . See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contr act at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

4

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals From the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals you can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some group plans, we may make a charge of up to $20 for each loan.  Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

5

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating.  We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or you may not accumulate the Funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  Some group plans have a limit on the number of withdrawals you can make in a year, and some group plans may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

6

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account offers  63 variable investment options for the Group Variable Universal Life Contract.  The Account is divided into subaccounts.  Each variable investment option is a subaccount of the Account.  The Fixed Interest Rate Option is not a subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each subaccount are segregated from the assets of each other subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contract Holder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. The Fixed Account is also available in addition to the 20 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 3% .)

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

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The Funds

There are currently 68 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

A list of the Funds offered and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

This product prospectus includes separate prospectuses for each available Fund. Each prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Administrative service payments partially compensate for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.   In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

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Administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential  Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

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To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

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The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of  3%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charges For Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

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The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25% of the premium Prudential receives. This is Prudential's estimate of the average burden of state and local taxes for existing Group clients. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5% (but may exceed 5% in some instances).  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

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The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that you receive.

Withdrawal Charge

Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the Certificate Fund.

Loan Charges

Under certain group plans, Prudential may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

•	The size of the group;

•	The total amount of premium payments we expect to receive;

•	How long Participants will hold their Certificates;

•	The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.

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Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•	the life expectancy of the people covered under your group plan;

•	whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section;

•	whether or not the Certificate provides continued coverage ; and

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered or where continued coverage was elected ;

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•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and 200% of the 2001 CSO Table for certificates effective on or after January 1, 2009. The guaranteed rates are based on many factors, including:

•	guaranteed issue procedures, if any;

•	simplified underwriting that may not require a medical exam, blood tests or urine tests;

•	groups with substandard risks characteristics; and

•	the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some group plans, we may deduct the charge when we receive the premium payments from the Group Contract Holder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

COI Rates: The highest current charge per thousand is  $28.46, and applies to insureds at age 99 under certain group insurance contracts.  The lowest rate per thousand is $0.02 , and applies to insured active employees, under age 25, under certain group insurance contracts.

The following table provides sample per thousand charges:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.05
45	$.10
55	$.26
65	$0.85

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some group plans, we may deduct them when we receive the premium payments from the Participant.  If we have not received the premium payment within 25 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. If the Certificate Fund balance is not at least equal to the monthly charges, we will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  Your payment must be received by the later of 61 days after the Monthly Deduction Date and 30 days after the date we mailed you the notice.  If you do not make the payment, your Certificate will end and have no value.  See the Lapse section.

1. Charge For Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Life Insurance: The highest rate per thousand currently offered for this benefit is $18.07 , and applies to spouses at age 99.  The lowest rate per thousand currently offered is  $.04 , and applies to spouses under age 30.

The following table provides sample per thousand charges:

Insured’s Age	Monthly Rate per $1000
35	$.06
45	$.12
55	$.34
65	$1.05

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Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage.  A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child Term Life insurance: The rate per thousand currently offered for this benefit is $.06.  Generally, the same rate is payable at all ages for a given group of insureds.

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage.  A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Accidental Death & Dismemberment (AD&D) on the employee’s life:  The rate per thousand currently offered for this benefit is $.03 .  Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the employee’s and family’s lives: The rate per thousand currently offered for this benefit is $.04.  Generally, one rate is payable at all ages for a given group of insureds.

2. Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is guaranteed not to be more than $6 per month and currently is not more than $5.50 per month.  We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Some group plans may also permit Prudential to make the following Transaction Charges:

•	When you surrender your Certificate Fund or when you make a withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

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Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•	When you request additional statements. The charge may be up to $20 for each statement; and

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When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

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PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Group Contract Holder is your Employer, the trustee of a trust Established by your Employer, or the trustee of a trust established to cover numerous employers under Prudential’s group plans.

Participant

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.   But, some Group Contracts allow an Eligible Group Member to also apply for coverage on their spouse's life.  Some plans allow a spouse or adult child to purchase and own their own group variable universal coverage.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	increase or decrease the face amount.

Applicant Owner Provision

Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member.  A person must have attained the age of majority to be an applicant owner.  At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

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Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some group plans allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month.  If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75 . Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else only as a gift assignment. If you do, You should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	you make the assignment in writing;
•	you sign it; and
•	Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

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Experience Credits

The Group Contract may be eligible to receive Experience Credits.   However, typically, we set the premium rates in such a way that we will not generally pay an Experience Credit.  If there is an Experience Credit, Prudential will pay it to the Group Contract Holder .

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.  If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contract Holder will no longer remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options On Termination Of Coverage. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

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Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.).  We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Continued Coverage. See the Charges and Expenses section.  Charges and expenses for Continuation coverage may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Continuation Participant.

Participants who are no longer Eligible Group Members also have these options:  Conversion, Paid-Up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

Options On Termination Of Coverage

If you elect to terminate your coverage, you will have the following options: Paid-Up Coverage or Payment of Cash Surrender Value.  These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new Group Contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•
If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail. Under some Group Contracts, you may also have the option of continuing your insurance coverage.  Prudential might impose certain rules and limits on the continued insurance.  The rules and limits are shown in your Certificate.  You should read your Certificate to find out what rules and limits apply when you want to elect to continue your insurance.

Conversion

If your Face Amount of Insurance ends because all Face Amount of Insurance for your class ends by amendment or otherwise,, you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health, if the person has been covered for at least 5 years for that insurance (or for that insurance and any other Prudential coverage replaced by that insurance ; under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class. The amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

•           the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days; and

•           $10,000.

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If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

*
We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

*
We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contract Holder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contract Holder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in Good Order at the address on the forms.

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Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you.  These benefits may be provided to all Participants under a Group Contract.  Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available.  You should refer to your Certificate to find out what additional insurance benefits are available to you.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accelerated Benefit Option

Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you.

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Seat Belt Coverage

Seat belt coverage (also referred to as Accidental Motor Vehicle Death coverage) provides a Death Benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability

An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you become totally disabled prior to age 60.  We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Term Life Benefits

Dependent term life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate to learn the details of any benefit that may be available to you.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contract Holder sets up the premium payment method.  Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other participants may have their premiums paid on their behalf by their employer.   Some other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the Charges and Expenses section.

Deducting Premiums From Your Paycheck

Some Group Contract Holders might set up a way for you to make routine premium payments by deducting them from your paycheck.  Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

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Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

•
BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•
DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Series Fund Money Market Portfolio instead of the Fixed Account.)

•
AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we will use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order. The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

*	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

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*	The minimum percent that you may allocate to an available investment option is 1%. All allocations must be in whole percents.

*
We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

*	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically.  See the Telephone and Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While you may transfer amounts from the Fixed Account, certain restrictions may apply.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Contract owners who are subject to such limitations.  Group Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Group Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

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A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) on the form we require you to use for this purpose. Prudential will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month.  We will terminate the DCA arrangement when any of the following events occur:

*	We have completed the designated number of transfers;

*	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

*	Prudential receives your written request to end the DCA arrangement; or

*	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

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Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test."  Each Group Contract will use one method or the other.

Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 --- 45 46 47 48 49 --- 50 51 52 53 54 --- 55 56 57 58 59	250 243 236 229 222 --- 215 209 203 197 191 --- 185 178 171 164 157 --- 150 146 142 138 134	60 61 62 63 64 --- 65 66 67 68 69 --- 70 71 72 73 74 --- 75 76 77 78 79	130 128 126 124 122 --- 120 119 118 117 116 --- 115 113 111 107 107 --- 105 105 105 105 105
---	---	---	---
80 81 82 83 84 --- 85 86 87 88 89	105 105 105 105 105 --- 105 105 105 105 105	90 91 92 93 94 --- 95 96 97 98 99	105 104 103 102 101 --- 100 100 100 100 100

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Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and the 2001 CSO Table for certificates effective on or after January 1, 2009.

Death Claim Settlement Options

Group life insurance benefits are settled through Prudential’s Alliance Account® settlement option.  The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These exceptions will be paid by check. Beneficiaries may wish to consult a tax adviser regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.  Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

As an alternative to the Alliance Account, in some cases, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly or monthly. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years.  Any interest credited will be used to extend the payment period.

Option 5: Lump Sum Payment

You or your beneficiary may choose to receive the full death benefit in a single lump sum check.

We will furnish, upon request, details of the settlement options at the time you or your beneficiary wishes to take advantage of one of the optional modes of settlement.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

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Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in Face Amount

*	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

*	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

*	Some Group Contracts may not allow increases at all.

*
When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

*	An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.

Decreases in Face Amount

*	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

*	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

*	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

*
Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.

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We will pay the proceeds as described in the When Proceeds Are Paid section. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

*	Net Premiums;

*	Withdrawals;

*	Increases or decreases in the value of the Funds you selected;

*	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

*	Interest accrued on any loan;

*	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

*	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of withdrawals you can make in a year.  A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

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Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

*	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

*	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

*
We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, yYou should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.

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LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificates will no longer have any value.  Currently the grace period is 61 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to elect to continue your insurance.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

*	A written request for reinstatement;

*	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

*	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

*
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.  When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

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*	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

*	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets.  Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor.  For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.”  See the Death Benefits section.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.  For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.”  See the Death Benefits section.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

*
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

*
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

*	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

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*	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

*
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

*
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

*
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

*
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

*	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you.  This situation may occur when some members of the group are charged a rate for coverage that is higher than rates provided in IRS regulations while others in the group are charged a rate for coverage that is lower than rates provided in IRS regulations.  In such circumstance, the IRS may consider amounts to be includible in the gross income of one or more employees whose actual rates charged for coverage for the employee’s age group are less than the rates provided in the IRS regulations for determining imputed income for group term life insurance.   Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

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Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

*	First, the Death Benefit is generally not included in the gross income of the beneficiary;

*	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

*
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

*
Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.  If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Group Contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Group Contract.  We reserve the right to change these tax practices.

DISTRIBUTION AND COMPENSATION

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates.  PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws.  PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA).  PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077.  PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so.  These broker/dealers may be affiliated with Prudential and PIMS.  The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules.  The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater

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compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period.  Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  The Supplemental Commission Program is comprised of four levels.  The level is determined based on (1) aggregate annualized due premium on eligible cases on the qualification date; (2) the number of eligible cases inforce on the qualification date; (3) the eligible new business premium with an effective date during the qualification period; and (4) the number of eligible new business Coverage Counts sold with effective dates during the qualification period.  The level is set by Prudential at the beginning of the qualification period and it will remain unchanged for the duration of the Supplemental Commission Program qualification period.  While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2009 , December 31, 2008 and December 31, 2007 were $0 , $0, and $0, respectively.  During 2009, 2008, and 2007, PIMS retained none of those commissions.   Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential .

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws).  But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws.  Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year.  Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect.  To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units. As of December 31, 2009, we are not aware of any firms (or their broker/dealers) that received payment or accrued a payment amount with respect to variable product business during 2009.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and

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harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.  The following is a summary of certain pending proceedings.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleges that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In March 2009, Prudential filed a motion to dismiss the complaint.  In December 2009, the case was dismissed.  The time to appeal has expired.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“PFI”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the

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Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, PFI and Prudential moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive.  In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties.  Pursuant to this settlement, Prudential paid $350,000 in penalties and costs.  These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims.  In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice.  Plaintiffs have appealed the dismissal of the antitrust and RICO claims to the United States Court of Appeals for the Third Circuit.

In October 2006, a class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees.  In December 2007, plaintiffs moved to certify the class.  In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential, on behalf of agents who sold Prudential’s financial products.  The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of California and federal law and seeks compensatory and punitive damages in unspecified amounts.  In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. In January 2009, an amended complaint was filed in the consolidated matter which adds wages claims based on the laws of thirteen additional states.  In March 2009, a second amended complaint was filed which dropped the breach of contract claims.  In December 2009, certain of the state claims were dismissed. In February 2010, Prudential moved to decertify the federal wage and hour class conditionally certified in March 2008, and moved for summary judgment as to the federal wage and hour claims of the named plaintiffs.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager.  PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter.  Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and

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Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street will pay approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that will be distributed to injured investors.  Consequently, State Street will pay PRIAC, for deposit into its separate accounts, approximately $52.5 million within 14 days of the entry of a final judgment by the United States District Court for the District of Massachusetts.   By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.

In April 2009, PFI’s Board of Directors (the "Board") received a letter demanding that the Board take action to recover allegedly improperly paid compensation to certain current and former employees and executive officers of Prudential since at least 2005.  The demand is made by a PFI stockholder, Service Employees International Union Pension Plans Master Trust (“SEIU”), and is one of many that SEIU has sent to large corporations.  SEIU claims that Prudential must bring an action, under theories of unjust enrichment and corporate waste, to recoup incentive compensation that was based on allegedly flawed economic metrics.  SEIU also seeks rescission of exercised stock options because the options were based on mistaken facts concerning the fair value of Prudential’s stock.  The letter states that between 2005 and 2008 Prudential paid cash and equity compensation of approximately $165 million to its senior executives and authorized senior executives to exercise stock options worth approximately $66 million.  The letter also demands that the Board enjoin any further approved, but unpaid, compensation payments, overhaul Prudential’s compensation structure, and allow stockholders an advisory vote on the Compensation Committee’s report in Prudential’s annual proxy statement. SEUI reserves the right to bring a derivative action should the Board decline to act. In May 2009, the Board formed a Special Evaluation Committee (the “Committee”), comprised of independent directors, and authorized the Committee to hire outside advisors and experts to assist in its evaluation of the demand letter.  The Committee has engaged counsel that is reviewing the matter.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information.  Our address and telephone number are on the inside front cover of this prospectus.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each variable investment option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Attained Age - Your age as defined by the Group Contract.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt any transaction charge and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage.  Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.

Contract Anniversary - The same date each year as the Contract Date.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contract Holder - The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain

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assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the Guideline Annual Premium under the Certificate.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value - The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

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To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2010 .  See the Table of Contents of the SAI below.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.   The SAI contains additional information about the Prudential Variable Contract Account GI-2 .  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

[Missing Graphic Reference]

Investment Company Act of 1940: Registration No.:  811-07545

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Supplement Dated May 1, 2010
To Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates.  In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Funds.  More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.73%

THE FUNDS

Set out below is a list of each Fund in which the Separate Account may currently invest.  Also included are each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Prudential Series Fund, Inc.
(Class I Shares)

Conservative Balanced Portfolio:  The investment objective is a total investment return consistent with a conservatively managed diversified portfolio.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions we normally invest approximately 50% of the Portfolio’s assets in equity and equity-related securities (with a range of 15% to 75%) and approximately 50% of the Portfolio’s assets in debt obligations and money market instruments (with a range of 25% to 85%). We adjust the percentage of Portfolio assets in each category depending on our expectation regarding the different markets. We invest in foreign securities. We also invest in high-yield/high-risk debt securities.

Diversified Bond Portfolio:  The investment objective is a high level of income over a longer term while providing reasonable safety of capital.  We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we invest up to 20% of the Portfolio’s investable assets in high-yield/high-risk debt securities.  We invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.  These securities are included in the limits described above for debt obligations that may or may not be high-grade..

Equity Portfolio:  The investment objective is long-term growth of capital.  The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation.  The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio:
The investment objective is a total return consistent with an aggressively managed diversified portfolio.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments.  Under normal market conditions, we normally invest approximately 60% of the Portfolio’s assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of the Portfolio’s assets in debt obligations and money market instruments (with a range of 0% to 75%).  We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. The Portfolio invests in foreign securities.  A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities.

Global Portfolio:
The investment objective is long-term growth of capital.  The Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies.  Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.  The Portfolio has four subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks (for example, one subadviser invests the Portfolio’s assets in U.S. common stocks using a growth approach and the other subadviser who invests the Portfolio’s assets in U.S. common stocks uses a value approach).

Government Income Portfolio:  The investment objective is a high level of income over the long term consistent with the preservation of capital.  The Portfolio normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities, debt obligations issued by agencies or instrumentalities established by the U.S. Government, and mortgage-backed securities.  The Portfolio invests up to 20% of investable assets in other securities, including corporate debt securities.

High Yield Bond Portfolio:  The investment objective is a high total return.  We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments, which are often referred to as “junk bonds”.  Normally, we will invest at least 80% of the Portfolio’s investable assets on medium to lower rated debt investments.  The Portfolio also invests up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio:
The investment objective is long-term growth of capital.  We normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects.  We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet.  Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.  We invest up to 30% of the Portfolio’s assets in foreign securities.

Jennison 20/20 Focus Portfolio:
The investment objective is long-term growth of capital.  We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity related securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (approximately 20 by each) as having strong capital appreciation potential.  Each portfolio manager is responsible for selecting the securities within his discipline.  The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiable catalysts which can help unlock their true worth.  The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations.  Up to 20% of the Portfolio’s total assets may be invested in foreign securities.

Money Market Portfolio:
The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.   We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.  The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars.

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Natural Resources Portfolio:
The investment objective is long-term growth of capital.  We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.  Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies.  Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.  We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure.  We focus on secular, rather than tactical considerations.  Up to 50% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities.

Small Capitalization Stock Portfolio:  The investment objective is long-term growth of capital.  We invest primarily in equity securities of publicly-traded companies with small market capitalizations.  With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index.  The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.  Rather, the Portfolio manager generally purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index.

Stock Index Portfolio:  The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.    With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks.  The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole.  The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.  Rather, the portfolio manager generally purchases stocks in proportion to their weighting in the S&P 500 Index.

Value Portfolio:  The investment objective is capital appreciation.    We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).  Most of our investments will be securities of large capitalization companies.  The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index.  We invest primarily in common stocks that we believe are undervalued- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company.  The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities.

Investment Manager

Prudential Investments LLC (“PI”) serves as the investment manager of the Series Fund Portfolios.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the Management Agreements), provide that PI (the Investment Manager) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Investment Subadvisers

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Equity Portfolio, Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the Natural Resources Portfolio, and the Value Portfolio.

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Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.  PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, and the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Stock Portfolio and the Stock Index Portfolio.  QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, the Flexible Managed Portfolio, and the Global Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“MCM”) serves as a subadviser for a portion of the assets of the Global Portfolio.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The Prudential Series Fund, Inc. (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Conservative Balanced Portfolio	0.55%	0.04%	--	--	0.59%
Diversified Bond Portfolio	0.40%	0.04%	--	--	0.44%
Equity Portfolio	0.45%	0.03%	--	--	0.48%
Flexible Managed Portfolio	0.60%	0.03%	--	--	0.63%
Global Portfolio	0.75%	0.10%	--	--	0.85%
Government Income Portfolio	0.40%	0.07%	--	--	0.47%
High Yield Bond Portfolio	0.55%	0.03%	--	--	0.58%
Jennison Portfolio	0.60%	0.04%	--	--	0.64%
Jennison 20/20 Focus Portfolio	0.75%	0.06%	--	--	0.81%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Natural Resources Portfolio	0.45%	0.08%	--	--	0.53%
Small Capitalization Stock Portfolio	0.40%	0.09%	--	--	0.49%
Stock Index Portfolio	0.35%	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%

AllianceBernstein Variable Products Series Fund, Inc.
(Class A Shares)

AllianceBernstein VPS International Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential.  Research driven stock selection is expected to be the primary driver of returns relative to the Portfolio’s benchmark, and other decisions, such as country allocation, are generally the result of the stock selection process.  The Adviser’s International Growth Portfolio Oversight Group, in consultation with the senior sector analysts, is responsible for the construction of the portfolio.  The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio’s investments among the selected market sectors based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations.

AllianceBernstein VPS Real Estate Investment Portfolio:  The Portfolio’s investment objective is total return from long-term growth of capital and income.  Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, or REOLs.  The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams.  The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the above-mentioned funds.

4

AllianceBernstein Variable Products Series Fund, Inc. (Class A Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AllianceBernstein VPS International Growth Portfolio	0.75%	0.24%	--	--	0.99%
AllianceBernstein VPS Real Estate Investment Portfolio	0.55%	0.70%	--	--	1.25%

American Century Variable Portfolios, Inc.
(Class I Shares)

VP Balanced Fund:  The fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

VP International Fund:  The fund seeks capital growth.

VP Value Fund:  The fund seeks long-term capital growth. Income is a secondary objective.

The investment adviser for the VP Balanced Fund and the VP Value Fund above are American Century Investment Management, Inc. ("ACIM").  The investment adviser for the VP International Fund above is American Century Global Investment Management, Inc., (“ACGIM”).

American Century Variable Portfolios, Inc. (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
VP Balanced Portfolio	0.90%	0.01%	--	--	0.91%
VP International Portfolio	1.36%	0.01%	0.01%-	--	1.38%
VP Value	0.97%	--	--	--	0.97%

The Dreyfus Funds
(Initial Shares)

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF - International Equity Portfolio:  The fund seeks capital growth. To pursue this goal, the fund primarily invests in growth stocks of foreign companies. These are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States. Normally, the fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.  In choosing stocks, the portfolio manager considers: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally will sell securities when themes or strategies change or when the portfolio manager determines that a company’s prospects have changed or that its stock is fully valued by the market. The fund expects to invest primarily in the stocks of companies located in developed countries. However, the fund may invest in the stocks of companies located in emerging markets.

5

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is "MBSC Securities Corporation" ("MBSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the International Equity Portfolio is Newton Capital Management, Ltd.

The Dreyfus Corporation (Initial Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Dreyfus Variable Investment Funds
Dreyfus VIF - International Equity	0.75%	0.37%	--	--	1.12%

DWS VARIABLE SERIES II
(Class A Shares)

DWS Dreman Small Mid Cap Value VIP:  The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.

DWS Government & Agency Securities VIP:  The fund seeks high current income consistent with preservation of capital.  Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

DWS High Income VIP:  The fund seeks to provide a high level of current income.  Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below).  The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS Strategic Income VIP:  The fund seeks a high current return.  Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.The fund invests mainly in bonds issued by US and foreign corporations and governments.

DWS Technology VIP:  The fund seeks growth of capital.  Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector.  The fund may invest in companies of any size and may invest in initial public offerings.  While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities).

The investment advisor of the portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Dreman Value Management L.L.C. (“Dreman”) is the subadvisor to the DWS Dreman Small Mid Cap Value VIP portfolio.

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DWS Variable series ii (formerly Scudder Variable Series II (Class A Shares)
Fund Name	Investment Management Fees1	Other Expenses1	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
DWS Dreman Small Mid Cap Value VIP	0.65%	0.14%	--	--	0.79%
DWS Government & Agency Securities VIP	0.45%	0.13%	--	--	0.58%
DWS High Income VIP	0.50%	0.17%	--	--	0.67%
DWS Strategic Income VIP2	0.55%	0.31%	--	--	0.86%
DWS Technology VIP	0.67%	0.17%	--	--	0.84%

1.	"Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.
2.
Through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.87%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  .

Franklin® Templeton® Variable Insurance Products Trust
(Class 2 Shares)

Franklin Large Cap Value Securities Fund:  Seeks long-term capital appreciation.  The Fund normally invests at least 80% of its net assets in investments of large capitalization companies , focusing on those the manager believes to be undervalued.

Franklin Small Cap Value Securities Fund:  Seeks long-term total return.  The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Templeton Developing Markets Securities Fund:  Seeks long-term capital appreciation.  The Fund normally invests at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund:  Seeks long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond Securities Fund:  Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.  The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills, and debentures.  .

Franklin Advisers, Inc. serves as the investment advisor for the Templeton Global Bond Securities Fund.  Franklin Advisory Services, LLC serves as the investment advisor for the Franklin Large Cap Value Securities Fund and the Franklin Small Cap Value Securities Fund.  Templeton Asset Management Ltd. (Asset Management) serves as the investment advisor for the Templeton Developing Markets Securities Fund.  Templeton Investment Counsel, LLC serves as the investment advisor for the Templeton Foreign Securities Fund.

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Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Franklin Large Cap Value Securities Fund1,2	0.75%	0.39%	0.02%	0.25%	1.41%
Franklin Small Cap Value Securities Fund2	0.52%	0.18%	0.03%	0.25%	0.98%
Templeton Developing Markets Securities Fund2	1.25%	0.21%	0.02%	0.25%	1.73%
Templeton Foreign Securities Fund 2	0.64%	0.15%	0.02%	0.25%	1.06%
Templeton Global Bond Securities Fund	0.47%	0.07%	--	0.25%	0.79%

1.
The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that common annual fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.68% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2011.  This waiver is separate from the waiver related to the Sweep Money Fund.

2.
The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown above in column “Acquired fund fees and expenses”). This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

INVESCO Variable Insurance Funds (formerly AIM Variable Insurance Funds)
(Series I Shares)

Invesco V.I. Core Equity Fund (formerly AIM V.I. Core Equity Fund):  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities.

Invesco V.I. Government Securities Fund (formerly AIM V.I. Government Securities Fund):  The Fund’s investment objective is total return, comprised of current income and capital appreciation.  The Fund invests, under normal circumstances, at least  80% of net assets (plus borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities.

Invesco V.I. International Growth Fund (formerly AIM V.I. International Growth Fund):  The Fund’s investment objective is long-term growth of capital.  The Fund’s invests primarily in a diversified portfolio of international equity securities whose issuers are considered by the Fund’s portfolio managers to have strong earning growth..

Invesco V.I. Small Cap Equity Fund (formerly AIM V.I. Small Cap Equity Fund): The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least  80% of net assets ( plus borrowings for investment purposes), in equity securities of small-capitalization issuers.

Invesco V.I. Utilities Fund (formerly AIM V.I. Utilities Fund): The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstance, at least 80% of net assets (plus borrowing for investment purposes) in securities of issuers  engaged primarily in utilities-related industries.

Invesco Advisers, Inc. serves as the investment adviser of each of the above-mentioned Funds.

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Invesco (formerly AIM) Variable Insurance Funds – (Series I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses(1)	12b-1 Fees	Total Expenses
Invesco V.I. Core Equity (2)	0.61%	0.29%	0.02%	--	0.92%
Invesco V.I. Government Securities Fund (3)	0.46%	0.29%	--	--	0.75%
Invesco V.I. International Growth Fund (2)	0.71%	0.33%	0.02%	--	1.06%
Invesco V.I. Small Cap Equity Fund (4)	0.75%	0.34%	--	--	1.09%
Invesco V.I. Utilities Fund (5)	0.60%	0.44%	0.01%	--	1.05%

1.
Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests.  You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies.  As a result, the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements listed above may exceed the expense limit numbers.  The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

2.
The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses  (subject to the same exclusions discussed above in Note 4) of Series I shares to 1.30% of average daily net assets.

3.
The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 4) of Series I shares to 0.73% of average daily net assets.

4.
The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 4) of Series I shares to 1.15% of average daily net assets.

5.
The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 4) of Series I shares to 0.93% of average daily net assets.

Janus Aspen Series
(Institutional Shares)

Enterprise Portfolio:  Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. M edium-sized companies are those whose market capitalization falls within the range of companies in the Russell M idcap Growth Index. M arket capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Portfolio: Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Portfolio’s weighted average market capitalization was $52.1 billion.

Overseas Portfolio: Seeks long-term growth of capital.  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

Worldwide Portfolio:  Seeks long-term growth of capital in a manner consistent with the preservation of capital.  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world.  The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

9

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser.  Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Janus Aspen Series (Institutional Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses1	12b-1 Fees	Total Expenses
Enterprise Portfolio	0.64%	0.06%	--	--	0.70%
Janus Portfolio	0.64%	0.04%	--	--	0.68%
Overseas Portfolio	0.64%	0.06%	--	--	0.70%
Worldwide Portfolio	0.57%	0.06%	--	--	0.63%

1.
The Portfolio’s “ratio of gross expenses to average net assets” appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses. “Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Amounts less than 0.01% are included in Other Expenses.

J.P. Morgan Insurance Trust
(Class I Shares)

JPMorgan Insurance Trust Core Bond Portfolio:  Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.   The Portfolio’s average weighted maturity will ordinarily range between four and twelve years, although the Portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. As a matter of fundamental policy, the Portfolio invests at least 80% of its assets in bonds. Assets means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio:  Seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity investments of U.S. companies. Assets means net assets, plus the amount of borrowings for investment purposes.  In implementing its strategy, the Portfolio primarily invests in common stocks of large-and mid-capitalization U.S. companies.

JPMorgan Insurance Trust International Equity Portfolio:  Seeks to provide high total return from a portfolio of equity securities of foreign companies.  Total return consists of capital growth and current income. Under normal circumstances, the Portfolio invests at least 80% of the value of its assets in equity investments.   Assets means net assets, plus the amount of borrowings for investment purposes.  The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.  The advisor seeks to diversify the Portfolio’s investments by investing in at least three different issuers in companies other than the United States.  However, the Portfolio may invest a substantial part of its assets in just one country.

JPMorgan Insurance Trust Small Cap Core Portfolio:  Seeks capital growth over the long term.    Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies.  Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.  Assets means net assets, plus the amount of borrowings for investment purposes

JPMorgan Intrepid Mid Cap Portfolio: Seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.  Under normal conditions, the Portfolio normally invests at least 80% of its assets in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. Assets means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap Index at the time of purchase.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to each of the above-mentioned portfolios.

10

J.P. Morgan (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
JPMorgan Insurance Trust Core Bond Portfolio	0.40%	0.27%	--	--	0.67%2
JPMorgan Insurance Trust U.S. Equity Portfolio	0.55%	0.36%	--	--	0.91%3
JPMorgan Insurance Trust International Equity Portfolio	0.60%	0.80%4	--	--	1.40%5
JPMorgan Insurance Trust Small Cap Core Portfolio	0.65%	0.74%6	--	--	1.39%7
JPMorgan Intrepid Mid-Cap Portfolio	0.65%	0.50%	--	--	1.15%1

1.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.

2.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.

3.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.

4.
On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan International Equity Portfolio where the accounting survivor is the JPMorgan International Equity Portfolio.  Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.

5.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.

6.
On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Small Company Portfolio where the accounting survivor is the JPMorgan Small Company Portfolio.  Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.

7.
The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.

Lazard Retirement Series, Inc.
(Service Shares)

Lazard Retirement Emerging Markets Equity Portfolio:  The Portfolio seeks long-term capital appreciation.  The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.  The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.  However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

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Lazard Retirement International Equity Portfolio: The Portfolio seeks long-term capital appreciation.  The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $236 million to $222.45 billion as of December 31, 2006) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.  In choosing stocks for the Portfolio, the Investment manager looks for established companies in economically developed countries.  The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment.  Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio:  The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of small to mid capitalization U.S. companies. The Investment Manager considers "smallmid cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500 Index (ranging from approximately $1 million to $6.0 billion as of March 18, 2009).  Because "small-mid cap companies" are defined in part by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a "small-mid cap company". Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap U.S. companies. The Investment Manager seeks to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research platforms. The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio management team. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	sustainable returns
•	strong free cash flow with balance sheet flexibility
•	attractive valuation, utilizing peer group and historical comparisons

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies and may invest up to 10% of its total assets in non-U.S. equity securities, including American Depositary receipts (“ADRs”) and Global Depositary Receipts.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

Lazard Retirement Series, Inc. (Service Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Emerging Markets Equity Portfolio	1.00%	0.31%	--	0.25%	1.56%
International Equity Portfolio	0.75%	0.17%	--	0.25%	1.17%
U. S. Small-Mid Cap Equity Portfolio1	0.75%	0.31%	--	0.25%	1.31%

1.
The expense reimbursement reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2011, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%.

MFS® Variable Insurance Trustsm
(Initial Class Shares)

MFS Research Series:  The fund’s investment objective is to seek capital appreciation.  MFS normally invests the fund’s assets primarily in equity securities.  A team of investment research analysts selects investments for the fund.  MFS allocates the fund’s assets to analysts by broad market sectors.

12

MFS Research Bond Series:  The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.  MFS normally invests at least 80% of the fund’s net assets in debt instruments.  MFS primarily invests the fund’s assets in investment-grade debt instruments, but may also invest in lower quality debt instruments.  A team of investment research analysts selects investments for the fund.  MFS allocates the fund’s assets to analysts by broad sectors of the debt market.

MFS Strategic Income Series:  The fund’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.  MFS normally invests the fund’s assets primarily in debt instruments, including lower quality debt instruments.  MFS normally invests the fund’s assets in U.S. government securities, foreign government securities, mortgage and asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS").

MFS® Variable Insurance Trustsm (Initial Class Shares)
Fund Name	Investment Management Fees	Other Expenses1	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
MFS Research Series	0.75%	0.15%	--	--	0.90%
MFS Research Bond Series	0.50%	0.12%	--	--	0.62%
MFS Strategic Income Series2	0.70%	0.48%	--	--	1.18%

Neuberger Berman Advisers Management Trust
(Class I Shares)

AMT Growth Portfolio:  Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index.  The portfolio seeks to reduce risk by diversifying among many companies, sectors and industries.

AMT Partners Portfolio:  Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The portfolio managers look for well-managed companies with strong balance sheets whose stock prices are believed to be undervalued.

AMT Short Duration Bond Portfolio:  Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

Neuberger Berman AMT Socially Responsive Portfolio:  The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.  To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies.  The Fund seeks to reduce risk by investing across many different industries.

Neuberger Berman Management LLC (“NBM”) serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios.

13

Neuberger Berman Advisers Management Trust (“AMT”) (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AMT Growth Portfolio1	0.85%	0.42%	--	--	1.27%
AMT Short Duration Bond Portfolio1	0.65%	0.14%	--	--	0.79%
AMT Partners Portfolio1	0.85%	0.21%	--	--	1.06%
AMT Socially Responsive Portfolio1	0.85%	0.30%	--	--	1.15%

1.
Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2013 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Growth, Short Duration Bond, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Growth, Short Duration Bond,  and Partners Portfolios; 1.30% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

PIMCO Variable Insurance Trust
(Administrative Class)

All Asset Portfolio:  Seeks maximum real return consistent with preservation of real capital and prudent investment management.

Long-Term U.S. Government Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Total Return Portfolio:  Maximum total return, consistent with preservation of capital and prudent investment management.

Pacific Investment Management Company LLC. serves as the investment adviser to each of the above-mentioned portfolios.

PIMCO Variable Insurance Trust (Administrative Class)
Fund Name	Investment Management Fees1	Other Expenses	Acquired Portfolio Fees and Expenses	Service Fees	12b-1 Fees	Total Expenses
All Asset Portfolio	0.425%	--	0.690%3	0.15%	--	1.265%4
Long-Term U.S. Government Portfolio	0.475%	0.010%2	--	0.15%	--	0.635%
Total Return Portfolio	0.50%	0.09%2	--	0.15%	--	0.740%

1.	"Management Fees" reflect an advisory and a supervisory and administrative fee payable by the Portfolio to PIMCO.
2.
"Other Expenses" reflect interest expense.  Interest expense is based on the amounts incurred during the Portfolio's most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements.  This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

3.
Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) for the Portfolio are based upon the allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of the PIMCO Funds or the single class of shares of funds of PIMCO ETF Trust for the most recent fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets, and may be higher or lower than those shown above.

4.
The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

14

T. Rowe Price

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio:  Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Personal Strategy Balanced Portfolio:  Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.

T. Rowe Price International Series, Inc.

International Stock Portfolio:  Seeks long-term growth of capital by investing primarily in the common stocks of established non-U.S. companies.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.    T. Rowe Price International, Inc. ("Price International"), an indirect subsidiary of T. Rowe Price, serves as investment adviser to the International Stock Portfolio.

T. Rowe Price
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
T. Rowe Price Equity Series. Inc.
Equity Income Portfolio	0.83%	0.02%	--	--	0.85%
New America Growth Portfolio	0.62%	0.23%	--	--	0.85%
Personal Strategy Balanced Portfolio1	0.90%	--	0.08%	--	0.98%1
T. Rowe Price International Series, Inc.
International Stock Portfolio	0.90%	0.15%	--	--	1.05%

1.
Excludes expenses permanently waived 0.08%, 0.04%, 0.02%, 0.02% and 0.02% of average net assets for the years ended 12/31/09, 12/31/08, 12/31/07, 12/31/06, and 12/31/05, respectively, related to investments in T. Rowe Price mutual funds.

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

15

Supplement Dated May 1, 2010
to Prospectus Dated  May 1, 2010
For Group Variable Universal Life Insurance

Special Features of the Group Contract For
Executive GVUL

This document is a supplement to the prospectus dated May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Maximum – 3.85% Current – 2.60%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $58.39 Minimum - $0.04 Representative guaranteed charge - $0.593
Net Interest on Loans4	Annually	2%
*Additional Insurance Benefits2:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.085 Minimum - $0.085
Representative current charge - $0.086
Spouse Dependents Term Life Insurance	Monthly	Maximum - $2.135 Minimum - $0.065
Representative current charge - $.257
AD&D on employee’s life	Monthly	Maximum - $0.025 Minimum - $0.025 Representative current charge - $0.026
Waiver Benefit	Monthly	Maximum - $0.175 Minimum - $0.0055 Representative current charge - $0.026

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.
The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 49 year old insured.  The representative guaranteed charge of the cost of insurance may vary by Executive GVUL contract based on age, most common rating class of actual certificates, and demographics of the group.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.
These are the maximum and minimum rates currently charged on one of our existing Executive Group contracts.  The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

6.	The representative current charge for additional insurance benefits are sample rates currently charged on one of our existing Executive Group contracts.
7.
The representative current charge for spouse term insurance is a sample rate currently charged on one of our existing Executive Group contracts for a 51 year old insured, who is the spouse of an active employee.

2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.56%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio .	PIM QMA
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison

3

Government Income	High level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein Real Estate Investment Portfolio1	Total return from long-term growth of capital and income.	AllianceBernstein
DWS Dreman Small Mid Cap Value1	Long-term capital appreciation.	Deutsche
DWS Government & Agency Securities VIP1	High current income consistent with preservation of capital.	Deutsche
Templeton Foreign Securities Fund2	Long-term capital growth.	Investment Counsel
Lazard Retirement Emerging Markets Equity Portfolio3	Long-term capital appreciation.	Lazard
MFS Research Bond Series4	Total return with an emphasis on high current income, but also considering capital appreciation.	MFS
T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe International Stock Portfolio	Long-term growth of capital.	Price International
T. Rowe New America Growth Fund	Long-term capital growth.	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Service Shares
4.	Initial Class Shares

4

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. (“AllianceBernstein”)
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	T. Rowe Price International, Inc. (“Price International”)
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolios currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement Emerging Markets Equity

Charges

The current charges under your Group Contract are as follows:

Charge For Taxes Attributable to Premiums. We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

5

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily charges for mortality and expense risks.  Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance.  Current rates are set and may vary on a case by case basis.

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand.  The highest current rate per thousand for spouse term insurance is currently $2.13, and applies to insureds age 70 and older.  The lowest current rate per thousand is $.06, and applies to insureds under age 24.

AD&D on the employee’s life:  The rate per thousand currently offered for this coverage is $.02.  Generally, one rate is payable at all ages for a given group of insureds.

Waiver Benefit: The current waiver charges will vary from $0.005 to $0.17 per $1,000 of Net Amount of Risk per month.

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

6

Coverage Information

Face Amount

The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your certificate.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 5 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Loans

The minimum amount you may borrow at any one time is $100.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time.  If you do, your insurance coverage will end.  Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order.  There is no charge for surrendering your certificate.

7

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage At Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

See the "Free Look" Period section of the prospectus for more details.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

PROSPECTUS
May 1, 2010
For certificates effective on or before 12/31/2008

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 16 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.   This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance, and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

               The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
       Telephone: (800) 562-9874

Other Tax Considerations	33
Federal Income Tax Status Of Amounts Received Under The Certificate	33
Company Taxes	33

LEGAL PROCEEDINGS	33

FINANCIAL STATEMENTS	36

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	40

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently, the taxes paid for this Certificate are reflected as a deduction in computing Experience Credits.

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The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance1,2:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.02
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.463
Net Interest on Loans4	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits2:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.005 Minimum - $6.005
Representative current charge - $6.002
Accidental Death & Dismemberment	Monthly	Maximum - $0.035 Minimum - $0.025
Representative current charge - $.023
Waiver Benefit	Monthly	Maximum - $0.075 Minimum - $0.0025
Representative current charge - $.023

1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics.  The amounts shown in the table may not be representative of the charge that a Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting Aon Benfield Securities, Inc.

2.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.  The Child Term Insurance is expressed as a rate per unit.  The unit is a $10,000 benefit.

3.
The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 47 year old Covered Person, who is a male AICPA member in the Select rate class.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate..

5.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

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Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
(any expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.73%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of

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your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you previously selected .  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges).  This charge is currently 0.00%.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

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Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals From the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

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Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, Aon Benfield Securities, Inc. will notify you of the payment you need to make to prevent your insurance from terminating.  Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge (the lesser of $10 or 2% of the amount withdrawn).  Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

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Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

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GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts.  Each variable investment option is a Subaccount of the Account.  The Fixed Interest Rate Option is not a Subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each Subaccount are segregated from the assets of each other Subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  you may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

There are currently 16 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

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Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund - Class I Shares
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

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Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
Dreyfus Opportunistic Small Cap Portfolio1 ,6	Capital growth.	Dreyfus
DWS High Income VIP2	High level of current income.	Deutsche
Templeton Developing Markets Securities Fund3	Long-term capital appreciation.	Asset Management
Templeton Foreign Securities Fund3	Long-term capital growth.	Investment Counsel
Janus Enterprise Portfolio4	Long-term growth of capital.	Janus Capital
MFS Research Series1	Capital appreciation.	MFS
AMT Short Duration Bond Portfolio5	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	NBM
T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio	Long-term capital appreciation .	T. Rowe Price
1.	Initial Shares
2.	Class A Shares
3.	Class 2 Shares
4.	Institutional Shares
5.	Class I Shares
6.	Formerly Dreyfus VIF – Developing Leaders Portfolio

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Dreyfus Corporation ("Dreyfus")
•	Janus Capital Management LLC (“Janus Capital”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)
•	Templeton Asset Management Ltd. (“Asset Management”)

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

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A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

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Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

•
To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the

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amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.    Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charge For Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Experience Credits.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 or 2% of the amount you withdraw. The maximum charge for withdrawals is $20.  . We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

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•	The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

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If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $29.19, and applies to male Covered Persons age 99.  The lowest current rate per thousand is $.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	0.05	$.04
45	0.16	$.13
55	0.54	$.44
65	1.69	$1.37

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge For Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage.  This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to  $0.07 per $1,000 of Net Amount of Risk per month.  The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk.  We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge For Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

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3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

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When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago.  The charge is currently $2.50 for each quarterly report.  In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is JP Morgan Chase Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

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A Participant may assign his or her coverage.  Any rights, benefits or privileges that the Participant has may be assigned without restriction.  The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner.  At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

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Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•
You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section.  Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.  (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment
You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

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Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.   Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract is eligible to receive Experience Credits.  We do not guarantee that we will pay Experience Credits. We decide the amount and manner of calculating any Experience Credits.  This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract.  If there is a Dividend or Experience Credit, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month.  Also, we will adjust the first monthly cost of insurance deduction after we update our records.  This adjustment will reflect the sum of the differences each month since October of 2005 (or issue date if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

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In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options On Termination Of Coverage section. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any Qualified State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a Qualified State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options On Termination Of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.  If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
•
Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

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•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Benfield Securities, Inc. receives the request for payment.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death.  For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

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We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Your Group Contract has procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

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You should submit all forms, except loan repayment forms, to Aon Benfield Securities, Inc., which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Benfield Securities, Inc. will forward the forms to Prudential. Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Aon Benfield Securities, Inc. receives them in Good Order at the address on the forms.  Loan repayment forms should be submitted directly to Prudential.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit.  This life insurance benefit covers your dependent child or children.  The child must be unmarried, living at birth and less than 21 years old.  The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25.  You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option.   Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), you can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

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Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit.  You may elect to decline an Accidental Death and Dismemberment Benefit.  An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

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Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest the Net Premiums in your Certificate Fund and allocate them by your percentage for each investment option in our records.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.  The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

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Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically.  See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations.  Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or

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intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. on the form we require you to use for this purpose. Aon Benfield Securities, Inc. will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Benfield Securities, Inc. will give you a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month.  If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

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Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Group life insurance benefits are settled through Prudential’s Alliance Account® settlement option.  The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These exceptions will be paid by check. Beneficiaries may wish to consult a tax adviser regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.  Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

As an alternative to the Alliance Account, in some cases, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly or monthly. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time.

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Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years.  Any interest credited will be used to extend the payment period.

Option 5: Lump Sum Payment

You or your beneficiary may choose to receive the full death benefit in a single lump sum check.

We will furnish, upon request, details of the settlement options at the time you or your beneficiary wishes to take advantage of one of the optional modes of settlement.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response.  The Good Order date that we receive your response to this notification will be the effective date of this Face Amount change.  Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase.  These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease.  These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

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We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment.  We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age.  Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

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•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Benfield Securities, Inc. will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

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When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

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We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund.  You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc..

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificate will no longer have any value.  The grace period is currently 71 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member.  (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

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•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

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Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

•
If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and experience credits (passed on to you as refunds) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•
These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

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Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.  We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary

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duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.  The following is a summary of certain pending proceedings.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleges that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In March 2009, Prudential filed a motion to dismiss the complaint.  In December 2009, the case was dismissed.  The time to appeal has expired.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“PFI”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract,

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and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, PFI and Prudential moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive.  In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties.  Pursuant to this settlement, Prudential paid $350,000 in penalties and costs.  These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims.  In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice.  Plaintiffs have appealed the dismissal of the antitrust and RICO claims to the United States Court of Appeals for the Third Circuit.

In October 2006, a class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees.  In December 2007, plaintiffs moved to certify the class.  In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential, on behalf of agents who sold Prudential’s financial products.  The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of California and federal law and seeks compensatory and punitive damages in unspecified amounts.  In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. In January 2009, an amended complaint was filed in the consolidated matter which adds wages claims based on the laws of thirteen additional states.  In March 2009, a second amended complaint was filed which dropped the breach of contract claims.  In December 2009, certain of the state claims were dismissed.  In February 2010, Prudential moved to decertify the federal wage and hour class conditionally certified in March 2008, and moved for summary judgment as to the federal wage and hour claims of the named plaintiffs.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager.  PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter.  Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have

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received payments from funds provided by PRIAC for the losses referred to above.  Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street will pay approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that will be distributed to injured investors.  Consequently, State Street will pay PRIAC, for deposit into its separate accounts, approximately $52.5 million within 14 days of the entry of a final judgment by the United States District Court for the District of Massachusetts.   By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.

In April 2009, PFI’s Board of Directors (the "Board") received a letter demanding that the Board take action to recover allegedly improperly paid compensation to certain current and former employees and executive officers of Prudential since at least 2005.  The demand is made by a PFI stockholder, Service Employees International Union Pension Plans Master Trust (“SEIU”), and is one of many that SEIU has sent to large corporations.  SEIU claims that Prudential must bring an action, under theories of unjust enrichment and corporate waste, to recoup incentive compensation that was based on allegedly flawed economic metrics.  SEIU also seeks rescission of exercised stock options because the options were based on mistaken facts concerning the fair value of Prudential’s stock.  The letter states that between 2005 and 2008 Prudential paid cash and equity compensation of approximately $165 million to its senior executives and authorized senior executives to exercise stock options worth approximately $66 million.  The letter also demands that the Board enjoin any further approved, but unpaid, compensation payments, overhaul Prudential’s compensation structure, and allow stockholders an advisory vote on the Compensation Committee’s report in Prudential’s annual proxy statement. SEUI reserves the right to bring a derivative action should the Board decline to act. In May 2009, the Board formed a Special Evaluation Committee (the “Committee”), comprised of independent directors, and authorized the Committee to hire outside advisors and experts to assist in its evaluation of the demand letter.  The Committee has engaged counsel that is reviewing the matter.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information.  Our address and telephone number are on the inside front cover of this prospectus.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of  each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a Qualified State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan.  You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at

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any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, Experience Credits (passed on to you as refunds) which are not reinvested or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

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To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2010 .  See the Table of Contents of the SAI below.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.   The SAI contains additional information about the Prudential Variable Contract Account GI-2 .  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is distributed by Prudential Investment Management Services LLC (PIMS), administered and offered through the Aon Benfield Securities, Inc., Member FINRA and SIPC , 159 East County Line Road, Hatboro, PA 19040-, 1-800-223-7473.  PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102.  The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services.  Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

[Missing Graphic Reference]

Investment Company Act of 1940: Registration No.:  811-07545

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PROSPECTUS
May 1, 2010
For certificates effective on or after 01/01/2009

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 14 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”).  For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate.  See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to you under your group program.  This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life Insurance, and you should read them together.  Current prospectuses for each of the underlying mutual funds accompany this prospectus.  These prospectuses contain important information about the mutual funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

  The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800) 562-9874

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Certificate.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently, the taxes paid for this Certificate are reflected as a deduction in computing Experience Credits.

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The second table describes the fees and expenses that you will pay periodically during the time you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance1,2:
Minimum and Maximum Charge	Monthly	Maximum - $29.19 Minimum - $0.02
Charge for a Representative Participant		Representative guaranteed charge - $0.303
Net Interest on Loans4	Annually	Maximum - 2% Current – 1%
Additional Insurance Benefits2:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.005 Minimum - $6.005
Representative current charge - $6.002
Accidental Death & Dismemberment	Monthly	Maximum - $0.035 Minimum - $0.025
Representative current charge - $.023
Waiver Benefit	Monthly	Maximum - $0.075 Minimum - $0.0025
Representative current charge - $.023

1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics.  The amounts shown in the table may not be representative of the charge that a Participant will pay.  You may obtain more information about the particular COI charges that apply to you by contacting Aon Benfield Securities, Inc.

2.
The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.  The Child Term Insurance is expressed as a rate per unit.  The unit is a $10,000 benefit.

3.
The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 49 year old Covered Person, who is a male AICPA member in the Select rate class.

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

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Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own a Certificate.  More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
(any expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.56%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups.  We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer.  Other groups such as membership associations may also sponsor programs.  Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance.  It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your Net Premiums.  Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease.  The risk will be different, depending upon which variable investment options you choose.  You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs.  Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

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The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt.  See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you previously selected .  See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges).  This charge is currently 0.00%.  The remainder is your Net Premium, which is then invested in the investment options.  See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options.  You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year.  See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available investment options available under the Contract at monthly intervals.  The minimum transfer amount is $100.  You can request that a designated number of transfers be made under the DCA feature.  You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio.  The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations.  Since the same

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dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when the price is low and less of the fund when its price is high.  Therefore, you may achieve a lower than average cost over the long term.  This plan of investing does not assure a profit or protect against a loss in declining markets.  See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals From the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences.  See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences.  There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan.  See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, you may return your Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.)  This refund amount will be further reduced by applicable federal and state income tax withholding.  See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed.  The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance.  Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

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Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.  Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse.  If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences.  See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund.  If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”).  Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges.  Should this happen, Aon Benfield Securities, Inc. will notify you of the payment you need to make to prevent your insurance from terminating.  Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice. If you do not make the payment, your Certificate will end and have no value.  See the Lapse section and the Reinstatement section.  If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result.  See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Certificate through withdrawals or loans, your Certificate may lapse or you may not accumulate the funds you need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, you should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200.  However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.  There is no limit on the number of withdrawals you can make in a year, but there is a transaction charge (the lesser of $10 or 2% of the amount withdrawn).  Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences.  See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the

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Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one.  When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy.  In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully.  Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance.  You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options.  You may also invest in the Fixed Account option.  The Fixed Account is the only investment option that offers a guaranteed rate of return.  See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940.  Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the variable investment options that you choose. You bear the investment risk that the Funds may not meet their investment objectives.  You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion.  For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

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Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102.  Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts.  Each variable investment option is a Subaccount of the Account.  The Fixed Interest Rate Option is not a Subaccount of the Account.  The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.  The assets of each Subaccount are segregated from the assets of each other Subaccount.  When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts.  We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account.  (The Fixed Account may also be referred to as an “investment option.”)  You may choose to make additional premium contributions and have those Funds directed to the investment options you select. Once you select the investment options you want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

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The Funds

There are currently  14 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option.  We hold these shares in the Subaccount.  Prudential may add additional variable investment options in the future.

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
High Yield Bond	High total return.	PIM
Jennison 20/20 Focus	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

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Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein International Growth Portfolio1	Long-term growth of capital.	AllianceBernstein
AllianceBernstein Real Estate Investment Portfolio1	Total return from long-term growth of capital and income.	AllianceBernstein
Dreyfus VIF - International Equity Portfolio2	Capital growth.	Dreyfus
DWS Dreman Small Mid Cap Value VIP3	Long-term capital appreciation.	Deutsche
Lazard Retirement Emerging Markets Equity Portfolio4	Long-term capital appreciation.	Lazard
T. Rowe Price Mid Cap Growth Portfolio	Long-term capital appreciation.	T. Rowe Price
T. Rowe Price New America Growth Portfolio	Long-term capital growth.	T. Rowe Price
T. Rowe Price Personal Strategy Balanced Portfolio	Highest total return over time, consistent with an emphasis on both capital appreciation and income.	T. Rowe Price
1.	Series I Shares
2.	Initial Shares
3.	Class A Shares
4.	Service Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Dreyfus Corporation (“Dreyfus”)
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Lazard Asset Management LLC ("Lazard")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

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Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Fund currently pays a 12b-1 fee:

•	Lazard Retirement Emerging Markets Equity Portfolio

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants.  When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws.  Here's how we will determine the number of Fund shares and votes for which you may give instructions:

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•
To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances.  Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.   We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account.  The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential.  Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option.  Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Certificate.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our

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assumptions is needed.    Changes in charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charge For Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Experience Credits.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the Operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct ant charge to cover these additional taxes.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The current charge is the lesser of $10 or 2% of the amount you withdraw. The maximum charge for withdrawals is $20 .  We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages.  We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered;

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•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•
If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 2001 CSO Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $29.19, and applies to male Covered Persons age 99.  The lowest current rate per thousand is $.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	0.05	$.04
45	0.16	$.13
55	0.54	$.44
65	1.47	$1.03

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge For Additional Insurance Benefits:  The Additional Insurance Benefits section tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage.  This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.07 per $1,000 of Net Amount of Risk per month.  The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk.  We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge For Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

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Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%.  This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.
Transaction Charges

Prudential may make the following Transaction Charges:

•
When you make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•
When you request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•
When you request a reprint of a quarterly report that was previously sent to you for a period that ended more than one year ago.  The charge is currently $2.50 for each quarterly report.  In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed  $20 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.  Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is JP Morgan Chase Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan.  However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant.   A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate.  Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

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A Participant may assign his or her coverage.  Any rights, benefits or privileges that the Participant has may be assigned without restriction.  The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner.  At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member.  In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply.  You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate.  You must use the form that Prudential requires you to use.  You may change the beneficiary at any time.  You do not need the consent of the present beneficiary.  If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

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Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form.  If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after you meet all of the requirements.  If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after you meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•
You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•
You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See Changes In Face Amount section.  Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc..  (you may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.  The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

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We are not responsible for determining whether the assignment is legal or valid.   Certificates that have been assigned are not permitted to use electronic transactions.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract is eligible to receive Experience Credits.  We do not guarantee that we will pay Experience Credits. We decide the amount and manner of calculating any Experience Credits.  This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract.  If there is a Dividend or Experience Credit, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month.  Also, we will adjust the first monthly cost of insurance deduction after we update our records.  This adjustment will reflect the sum of the differences each month since October of 2005 (or issue date if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

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Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract.  How the termination affects you is described in the Options On Termination Of Coverage section. The options that are available to you from Prudential may depend on what other insurance options are available to you.  You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If you are no longer a member of either the AICPA, any Qualified State Society of CPAs or other qualifying organization, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a Qualified State Society of CPAs or other qualifying organization, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

Options On Termination Of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.  If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.  If you had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value.  Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
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Within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert may not exceed the total amount of life insurance ending for you reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

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If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before you elect Paid-Up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended.  Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Benfield Securities, Inc. receives the request for payment.  We will determine the amount of the Death Benefit as of the date of the Covered Person's death.  For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order.  There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

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We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Your Group Contract has procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

You should submit all forms, except loan repayment forms, to Aon Benfield Securities, Inc., which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Benfield Securities, Inc. will forward the forms to Prudential. Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Aon Benfield Securities, Inc. receives them in Good Order at the address on the forms.  Loan repayment forms should be submitted directly to Prudential.

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Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit.  This life insurance benefit covers your dependent child or children.  The child must be unmarried, living at birth and less than 21 years old.  The age 21 limit does not apply to a child who is wholly dependent on you for support and maintenance, is enrolled full time as a student in a school and is less than age 25.  You should refer to your Certificate to learn the details of any benefit that may be available to you.

If you choose this optional benefit, it will reduce the amount of the annual refund that you could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option.   Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund.  If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you.   Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

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Accidental Death and Dismemberment Benefit

If you are younger than age 75, you may be covered for an Accidental Death and Dismemberment Benefit.  You may elect to decline an Accidental Death and Dismemberment Benefit.  An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, you must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.  See the Lapse section to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months..

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes.  Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code.  That status could have significant disadvantages from a tax standpoint.  We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract.  When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment.  If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If you have notified us in the past 13 months that you want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without

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additional notification by you, sell the minimum number of units necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.  See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium."  See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT.  We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account.  We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest the Net Premiums in your Certificate Fund and allocate them by your percentage for each investment option in our records.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.  The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another.  You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

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For the first 20 transfers in a Certificate Year, you may transfer amounts by proper written notice, or electronically.  See the Electronic Transactions section. After you have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year.  There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging.   For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options.  Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations.  Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

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Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. on the form we require you to use for this purpose. Aon Benfield Securities, Inc. will give you a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA.  Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Benfield Securities, Inc. will give you a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month.  If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount you have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges.  The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions.  Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

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Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Group life insurance benefits are settled through Prudential’s Alliance Account® settlement option.  The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These exceptions will be paid by check. Beneficiaries may wish to consult a tax adviser regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America.  Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

As an alternative to the Alliance Account, in some cases, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly or monthly. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years.  Any interest credited will be used to extend the payment period.

Option 5: Lump Sum Payment

You or your beneficiary may choose to receive the full death benefit in a single lump sum check.

We will furnish, upon request, details of the settlement options at the time you or your beneficiary wishes to take advantage of one of the optional modes of settlement.

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If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify you and ask whether you want us to process the Face Amount of insurance change. When you respond to this notification, we will process the change as you have requested in your response.  The Good Order date that we receive your response to this notification will be the effective date of this Face Amount change.  Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Taxes section.  You should consult your tax adviser before you change the Face Amount of your insurance.

Increases in Face Amount

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase.  These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	Your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether you are eligible to decrease the Face Amount will depend on several factors at the time you request a decrease.  These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

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How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When you reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When you reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment.  We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age.  Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account.  See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds you selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

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•	Monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Benfield Securities, Inc. will tell you the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. We will pay you the amount withdrawn as described in the When Proceeds Are Paid section. If you redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals you can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments.  Withdrawals may have tax consequences. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Benfield Securities, Inc. on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year.  Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

•	We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

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•
We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund.  You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay.  We will send the notice to the last known address we have on file for you.  This payment must be received by the end of the grace period, or the Certificate will no longer have any value.  The grace period is currently 71 days.  However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed you the notice.  A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member.  (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

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•
We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.  Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases.  The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

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Certificates Not Classified As Modified Endowment Contracts

•
If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

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If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and experience credits (passed on to you as refunds) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

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These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

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The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;

•
Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product.  While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividend received deductions.  We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.  We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including

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punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.  The following is a summary of certain pending proceedings.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleges that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In March 2009, Prudential filed a motion to dismiss the complaint.  In December 2009, the case was dismissed.  The time to appeal has expired.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“PFI”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, PFI and Prudential moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand

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pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive.  In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties.  Pursuant to this settlement, Prudential paid $350,000 in penalties and costs.  These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims.  In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice.  Plaintiffs have appealed the dismissal of the antitrust and RICO claims to the United States Court of Appeals for the Third Circuit.

In October 2006, a class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees.  In December 2007, plaintiffs moved to certify the class.  In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential, on behalf of agents who sold Prudential’s financial products.  The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of California and federal law and seeks compensatory and punitive damages in unspecified amounts.  In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. In January 2009, an amended complaint was filed in the consolidated matter which adds wages claims based on the laws of thirteen additional states.  In March 2009, a second amended complaint was filed which dropped the breach of contract claims.  In December 2009, certain of the state claims were dismissed.  In February 2010, Prudential moved to decertify the federal wage and hour class conditionally certified in March 2008, and moved for summary judgment as to the federal wage and hour claims of the named plaintiffs.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager.  PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter.  Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.  In February

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2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street will pay approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that will be distributed to injured investors.  Consequently, State Street will pay PRIAC, for deposit into its separate accounts, approximately $52.5 million within 14 days of the entry of a final judgment by the United States District Court for the District of Massachusetts.   By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.

In April 2009, PFI’s Board of Directors (the "Board") received a letter demanding that the Board take action to recover allegedly improperly paid compensation to certain current and former employees and executive officers of Prudential since at least 2005.  The demand is made by a PFI stockholder, Service Employees International Union Pension Plans Master Trust (“SEIU”), and is one of many that SEIU has sent to large corporations.  SEIU claims that Prudential must bring an action, under theories of unjust enrichment and corporate waste, to recoup incentive compensation that was based on allegedly flawed economic metrics.  SEIU also seeks rescission of exercised stock options because the options were based on mistaken facts concerning the fair value of Prudential’s stock.  The letter states that between 2005 and 2008 Prudential paid cash and equity compensation of approximately $165 million to its senior executives and authorized senior executives to exercise stock options worth approximately $66 million.  The letter also demands that the Board enjoin any further approved, but unpaid, compensation payments, overhaul Prudential’s compensation structure, and allow stockholders an advisory vote on the Compensation Committee’s report in Prudential’s annual proxy statement. SEUI reserves the right to bring a derivative action should the Board decline to act. In May 2009, the Board formed a Special Evaluation Committee (the “Committee”), comprised of independent directors, and authorized the Committee to hire outside advisors and experts to assist in its evaluation of the demand letter.  The Committee has engaged counsel that is reviewing the matter.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.  The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information.  Our address and telephone number are on the inside front cover of this prospectus.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount you receive upon surrender of the Certificate.  The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of  each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a Qualified State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan.  You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that you may borrow at

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any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans, Experience Credits (passed on to you as refunds) which are not reinvested or assignments) from a Modified Endowment Contract.  Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our.  The company offering the Contract.

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To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2010 .  See the Table of Contents of the SAI below.

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031.   The SAI contains additional information about the Prudential Variable Contract Account GI-2.   All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is distributed by Prudential Investment Management Services LLC (PIMS), administered and offered through the Aon Benfield Securities, Inc., Member FINRA and SIPC , 159 East County Line Road, Hatboro, PA 19040, 1-800-223-7473.  PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102.  The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services.  Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

[Missing Graphic Reference]

Investment Company Act of 1940: Registration No.:  811-07545

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Supplement Dated May 1, 2010
To Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

Special Features Of The Group Contract For
CBS Corporation

This document is a supplement to the prospectus dated  May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.433
Net Interest on Loans4	Annually	2%
*Additional Insurance Benefits2:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.125 Minimum - $0.125
Representative current charge - $0.126
* Spouse GVUL (Cost of Insurance)1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.433

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 41 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.

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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.31%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA

Investment Advisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
Templeton Foreign Securities Fund1	Long-term capital growth.	Investment Counsel
Janus Portfolio2	Long-term growth of capital	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio3	Long-term capital appreciation.	Lazard
T. Rowe Price Equity Income Portfolio	To provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe Price New America Growth Portfolio	Long-term capital growth.	T. Rowe Price
1.	Class 2 Shares
2.	Institutional Shares
3.	Service Shares

Investment Subadvisers for Unaffiliated Funds / Portfolios

•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

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Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the CBS Group Contract are as follows:

Charge For Taxes Attributable to Premiums. We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

5

Daily Charges for Mortality and Expense Risks. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

Monthly Charges. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

The highest current rate per thousand is $31.35 , and applies to insureds ages 95 and above, who are smokers and have elected to continue their coverage.  The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$. 06
45	$. 15
55	$. 40
65	$. 69

Spouse Group Variable Universal Life Coverage:

The highest current rate per thousand is $31.35, and applies to insureds ages 95 and above, who are smokers and whose spouses have elected to continue their coverage.  The lowest current rate per thousand is $0.04, and applies to insured non-smoking spouses of active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for spouses of active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000 (Non-Smokers)
35	$. 06
45	$. 15
55	$. 40
65	$. 69

Dependent term insurance:  The rate for child term insurance is currently  $0.12 per thousand.

Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

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Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Active Salaried Employees of CBS Corporation (“CBS”) who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

Spouses who are also employees of CBS may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Children of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

•
A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

•
At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	Children who are also employees of CBS may not be covered both as an employee and a dependent. If both parents are employees of CBS, a child may be covered by only one parent.

Enrollment Period:  There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered, except as noted below and also in the Evidence of Good Health section.

•
2002 Annual Enrollment - During the 2002 annual enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. During that same annual enrollment period an employee could enroll his/her spouse for $10,000, $20,000 or $30,000 of coverage with no evidence of good health.

•
2007 Annual Enrollment - During the 2007 annual enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. All increases in spouse coverage required evidence of good health.

•
2009 special enrollment period – During the special 2009 open enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. All increases in spouse coverage require evidence of good health.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

7

Coverage Information

Face Amount

Executive Employee Group Variable Universal Life Coverage: A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000.  The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage: All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000.  The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Spouse Group Variable Universal Life Coverage: A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to $250,000.

Dependent Children: A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

Evidence of Good Health

For a Participant Who is An Employee:  Other than as noted above in the Enrollment Period section, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home.  See Enrollment Period above for the special rules applicable to the applicable Benefits Enrollment Period.

For a Dependent Spouse: Other than as noted above in the Enrollment Period section, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health.   See Enrollment Period above for the special rules applicable to the applicable Benefits Enrollment Period.

Changes in Face Amount

Increases in Face Amount: You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential as noted in the section Evidence of Good Health above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

Decreases in Face Amount: Your coverage amount will not be decreased unless you request a decrease from Prudential. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

8

Additional Insurance Benefits

Accelerated Benefit Option: A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

Changes In Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•
You may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•
If you terminate employment at any other time, you may continue your coverage on a Continuation basis. If you continue coverage on a Continuation basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of the Group Contract

Either CBS or Prudential may end the Group Contract. See the Termination of Group Contract Holder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not CBS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If CBS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If CBS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

•	You may continue your plan regardless of whether CBS replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, CBS will send routine premium payments to Prudential by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who elect to continue their coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

9

If you make routine premium payments by automatic payroll deduction through CBS, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date CBS forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

10

Supplement Dated May 1, 2010
to Prospectus Dated  May 1, 2010
For Group Variable Universal Life Insurance

Special Features of The Group Contract For
Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $0.813

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Representative guaranteed charge - $0.593

Net Interest on Loans4	Annually	2%
*Additional Insurance Benefits2:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.085 Minimum - $0.085 Representative current charge - $0.086
Spouse Dependents Term Life Insurance	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $2.135
Minimum - $0.065

Representative current charge - $0.257

Certificates effective on or after 01/01/2009:
Maximum - $2.135
Minimum - $0.065

Representative current charge - $.257

*
The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.
The representative guaranteed charge for cost of insurance is a sample  guaranteed maximum rate charged for a 49 year old insured.  The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group .

4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.
7.	The representative current charge for spouse term insurance is a sample rate currently charged for a 49 year old insured, who is the spouse of an active employee.

2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.31%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
DWS High Income VIP1	Provide a high level of current income.	Deutsche
Templeton Foreign Securities Fund2	Long-term capital growth.	Investment Counsel
Janus Overseas Portfolio3	Long-term growth of capital.	Janus Capital
Janus Portfolio3	Long-term growth of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4	Long-term capital appreciation.	Lazard
MFS Research Series5	Capital appreciation.	MFS
T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe New America Growth Fund	Long-term capital growth.	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Class Shares

4

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolios currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under your Group Contract are as follows:

Charge For Taxes Attributable to Premiums. We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

5

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily charges for mortality and expense risks.  Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is  $19.06 , and applies to insureds at age 99.  The lowest current rate per thousand is $0.05, and applies to insureds under age 24.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.12
55	$.31
65	$.88

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand.  The highest current rate per thousand for spouse term insurance is currently $2.13 and applies to insureds age 70 and older.  The lowest current rate per thousand is $.06, and applies to insureds under age 24.

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

6

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 90% of the Death Benefit, subject to a maximum of $500,000 . "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

7

Continuing Coverage At Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

See the "Free Look" Period section of the prospectus for more details.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

Supplement Dated May 1, 2010
To Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

Special Features of the Group Contract For
Ingersoll Rand

This document is a supplement to the prospectus dated May 1, 2010   (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Ingersoll Rand Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 or 2% of the amount withdrawn. Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.553
Net Interest on Loans4	Annually	2%
*Additional Insurance Benefits2:
Spouse Dependents Term Life Insurance	Monthly	Maximum -$18.555 Minimum - $0.055
Representative current charge - $0.136
Child Dependents Term Life Insurance	Monthly	Maximum - $0.065 Minimum - $0.065
Representative current charge - $0.067
AD&D on employee’s life	Monthly	Maximum- $0.035 Minimum - $0.025
Representative current charge – 0.027
AD&D on employee and family’s life	Monthly	Maximum - $0.345 Minimum - $0.325
Representative current charge – 0.327

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 44 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the spouse of an active employee in Ingersoll Rand .
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.73%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

3

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein Real Estate Investment Portfolio1	Total return from long-term growth of capital and income.	AllianceBernstein
DWS Government & Agency Securities VIP1	High current income consistent with preservation of capital.	Deutsche
DWS High Income VIP1	High level of current income	Deutsche
Templeton Developing Markets Securities Fund2	Long-term capital appreciation.	Asset Management
Templeton Foreign Securities Fund2	Long-term capital growth.	Investment Counsel
Janus Overseas Portfolio3	Long-term growth of capital.	Janus Capital
Janus Portfolio3	Long-term growth of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4	Long-term capital appreciation.	Lazard
MFS Research Series5	Capital appreciation.	MFS
T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio	Long-term capital appreciation.	T. Rowe Price
T. Rowe Price New America Growth Portfolio	Long-term capital growth.	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Class Shares

4

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS").
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)
•	Templeton Asset Management Ltd. (“Asset Management”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Fund that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

  5

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the Ingersoll Rand Group Contract are as follows:

Charge For Taxes Attributable to Premiums.  We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges for Mortality and Expense Risks. For Ingersoll Rand , the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses.  Each of the underlying mutual funds deducts investment management fees and expenses.  These fees are described earlier in this supplement.

Monthly Charges.  Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Ingersoll Rand plan.

The highest current rate per thousand is $22.26, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $.04, and applies to insured active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.06
45	$.12
55	$.34
65	$1.05

Spouse Term Insurance:  The highest current rate per thousand is $ 18.07, and applies to spouses at age 99.  The lowest current rate per thousand currently offered for this benefit is $.04 , and applies to spouses under age 30.

6

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$.06
45	$.12
55	$.34
65	$1.05

Child term insurance:  The rate for child term insurance is currently $0.06 per thousand.

AD&D on the employee’s life:  The rate per thousand currently offered for this coverage is $.03 .  Generally, one rate is payable at all ages for a given group of insureds.

AD&D family rate:  The rate per thousand currently offered for this coverage is $.04.  Generally, one rate is payable at all ages for a given group of insureds.

Possible Additional Charges.  For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility:  Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of Ingersoll Rand who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the  Ingersoll Rand Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the  Ingersoll Rand Group Universal Life Plan in existence on that date.

On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period:  Prior to January 1, 2005 an eligible employee or spouse could enroll during Ingersoll Rand's annual enrollment period and within 31 days of any life event included under Ingersoll Rand's definition of Qualifying Life Event.  New employees could enroll for coverage during the year as long as it was within 31 days after first becoming eligible. On and after January 1, 2005, no new enrollments are allowed into the plan.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000.  (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

7

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as explained in the section Evidence Of Good Health below.

Evidence Of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000.  However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Changes In Face Amount

Increases In Face Amount: Once enrolled, you may increase your Face Amount of insurance.  However, increased coverage may require evidence of insurability satisfactory to Prudential, as noted in the section Evidence of Good Health above.

Decreases In Face Amount:  Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time.  However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.
Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option:  A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill.  A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to  Ingersoll Rand , if applicable.  See the Suicide Exclusion section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

8

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the Ingersoll Rand Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement dated May 1, 2010
to Prospectus dated May 1, 2010
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance.  You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract.  The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5%. Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.52%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.402
Net Interest on Loans3	Annually	2%

*     The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 40 year old insured guaranteed under the contract.
3.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan.  More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.
Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.43%	1.40%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
American Century VP Balanced Fund1	Long-term capital growth and current income.	ACIM
American Century VP International Fund1	Capital growth.	ACGIM
American Century VP Value Fund1	Long-term capital growth. Income is a secondary objective.	ACIM

3

JPMorgan Insurance Trust Core Bond Portfolio2	To maximize total return.	J.P. Morgan
JPMorgan Insurance Trust International Equity Portfolio2	High total return from a portfolio of equity securities of foreign companies.	J.P. Morgan
JPMorgan Insurance Trust Small Cap Core Portfolio2	Capital growth over the long term.	J.P. Morgan
JPMorgan Insurance Trust U.S. Equity Portfolio2	High total return from a portfolio of selected equity securities.	J.P. Morgan
1.	Class A Shares
2.	Class I Shares

Investment Advisers

•	American Century Investment Management, Inc. ("ACIM")
•	American Century Global Investment Management, Inc., (“ACGIM”)
•	J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

Charge For Taxes Attributable to Premiums.  We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily charges for mortality and expense risks.  Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select.  This charge is to compensate Prudential for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

4

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.86, and applies to insureds at age 99, who are smokers.  The lowest current rate per thousand is $0.06, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.18
55	$.46
65	$1.27

Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance include:

•
Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

•
Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the JP Morgan Chase & Company Group Variable Universal Life Insurance plan.  You or your spouse would have had to enroll in the plan prior to 12/31/2001.  No new employees or spouses may enroll for coverage after that date.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 or five times annual eligible compensation.  (When Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential prior to January 1, 2002.

5

Evidence Of Good Health

Because you may no longer elect or increase your coverage or your spouse’s coverage there is no requirement to provide evidence of good health.

Changes In Face Amount

Increases in Face Amount: After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from Prudential.  However, if your coverage amount is a multiple of salary, your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill.  Your accelerated benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less.   "Terminally ill" means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire.  Prudential will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

You may elect to continue your coverage, at active employee rates, if you leave JP Morgan Chase & Company for any reason.  However, rates for Continuation coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

6

Termination of The Group Contract

Either JP Morgan Chase & Company or Prudential may end the Group Contract.  Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If JP Morgan Chase & Company does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential may terminate your Certificate.  We may also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If JP Morgan Chase & Company does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

Active employees, retirees, employees on an approved leave of absence, and Participants who elect continued coverage will be billed directly by Prudential (with a fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.  However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

7

Supplement Dated May 1, 2010
To Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

Special Features of The Group Contract For
KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates.  This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid	Current - 0.00%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.08
Charge for a Representative Participant		Representative guaranteed charge - $0.562
Net Interest on Loans3	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for the cost of insurance is a sample rate charged for a 46 year old insured guaranteed under the contract.
3.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.18%

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Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Equity	Long -term growth of capital.	Jennison
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA

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Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
American Century VP Value Fund1	Long-term capital growth.	ACIM
Janus Worldwide Portfolio2	Long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
MFS Research Series3	Capital appreciation.	MFS
MFS Research Bond Series3	Total return with an emphasis on current income but also considering capital appreciation.	MFS
MFS Strategic Income Series3	Total return with an emphasis on high current income but also considering capital appreciation.	MFS
Neuberger Berman AMT Partners Portfolio1	Growth of capital.	NBM
T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe Price New America Growth Portfolio	Long-term capital growth.	T. Rowe Price
1.	Class I Shares
2.	Institutional Shares
3.	Initial Class Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	American Century Investment Management, Inc. ("ACIM")
•	Janus Capital Management LLC (“Janus Capital”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Charges And Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

Charge For Taxes Attributable to Premiums. We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

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We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily Charges For Mortality And Expense Risks. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and expenses.  They are described earlier in this supplement.

Monthly COI Charge. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The guaranteed maximum rates may be up to 130% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $24.57 and applies to certain insureds at age 99, who have terminated employment .  The lowest current rate per thousand is $0.12 , and applies to insureds ages 50 and under, who are retired.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.12
45	$.12
55	$.28
65	$.67

Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

•	Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage prior to 1/1/2003.
•
Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

We refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan. A participant would have had to be enrolled in the plan prior to11/5/2003.

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“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

-	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue coverage prior to 1/1/2003
-	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue coverage between 1/1/2003 and 11/5/2003.

All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence Of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Changes in Face Amount

Increases In Face Amount: After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Your Face Amount will decrease only if you voluntarily choose to reduce it.

Conversion

If all or a part of your Face Amount of Insurance ends because ends for one of the reasons stated below,  you may elect to convert your Certificate to an individual life insurance policy, without giving Prudential evidence that the Covered Person is in good health.  The reasons are:

•
Your employment ends, you transfer out of the covered classes, or the amount of your Face Amount Insurance is reduced by reasons of age, retirement, the end of your membership in a Covered Class, or an amendment to the Group Contract that changes the benefits for your class.

•	All Face Amount of Insurance that applies to you under the Group Contract for your class ends by amendment or otherwise.

To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance.  Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

The amount of the individual contract cannot be more than the total amount of all life insurance then ending for that person under the Group Contract reduced by: (a) the amount of that person's Certificate Fund needed to cancel any loan due; (b) the amount of that person's paid-up insurance, if any; and (c) the amount of group life insurance from any carrier for which you are or become eligible within the next 45 days.

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If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes In Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

Termination of the Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

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If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential, we generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2010
to Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

Special Features of The Group Contract For
Mayo Clinic

This document is a supplement to the prospectus dated  May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - $0.00
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.592
Net Interest on Loans3	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured guaranteed under the contract.
3.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.56%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

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The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Government Income	High level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	High total return.	PIM
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	Long-term growth of capital.	Jennison
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

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Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein Real Estate Investment Portfolio1	Total return from long-term growth of capital and income.	AllianceBernstein
Janus Overseas Portfolio3	Long-term growth of capital.	Janus Capital
Janus Portfolio3	Long-term growth of capital.	Janus Capital
Lazard Retirement Emerging Markets Equity Portfolio4	Long-term capital appreciation.	Lazard
MFS Strategic Income Series5	Total return with an emphasis on high current income, but also considering capital appreciation	MFS
Neuberger Berman AMT Growth Portfolio6	Growth of capital.	NBM
T. Rowe Price International Stock Portfolio	Long-term growth of capital.	Price International
T. Rowe Price Mid Cap Growth Portfolio	Long-term capital appreciation.	T. Rowe Price
1.	Class A Shares
2.	Institutional Shares
3.	Service Shares
4.	Initial Class Shares
5.	Class I Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	T. Rowe Price International, Inc. (“Price International”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of

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administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Fund.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Fund may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Fund pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Global Asset Allocation Fund
•	Lazard Retirement Emerging Markets Equity Portfolio

Charges

The current charges under your Group Contract are as follows:

Charge For Taxes Attributable to Premiums. We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily charges for mortality and expense risks.  Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $28.46, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.10
55	$0.26
65	$0.85

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

5

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums ” section at the bottom of page 21 does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Maximum Age

There are no maximum issue age limitations for this case.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of three times his or her annual earnings or salary or as listed in the contract to a maximum of $3,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us.

Decrease in Face Amount

If your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Face amounts may decrease if you wish to continue coverage after retirement.  Decreases in coverage amounts will depend upon your age, date of hire, or years of service.

6

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

There are no suicide exclusions.

Changes in Personal Status

Continuing Coverage If You Become Disabled

If you become disabled and are unable to work, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you are no longer disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates and coverage amount will depend upon your age, date of hire, and years of service.  You can choose to pay premiums via an electronic funds transfer or be billed directly.  If we bill you directly for premium payments, there will be a charge of $3 per bill for administration expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an active Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

7

Supplement Dated May 1, 2010
to Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

Special Features of The Group Contract For
Mayo Clinic Retirees on or after 01/01/2010

This document is a supplement to the prospectus dated May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement is not a complete prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.  This is specific to the plan provided under Control Number 51001 – former employees enrolled in the Group Variable Universal Life Insurance plan provided under Control Number 46820, who were hired on or before 11/01/2003 and retired on or after 01/01/2010, and who were still enrolled at the time of retirement.  If you continue coverage under 46820, you should keep the prospectus supplement for both certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 0.00%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00
1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently, the cost of taxes attributable to premiums is included in the cost of insurance charges.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $50.48 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $1.852
Net Interest on Loans3	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 61 year old insured guaranteed under the contract.
3.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.56%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

2

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shar es
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Government Income	High level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	High total return.	PIM
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	Long-term growth of capital.	Jennison
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

3

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein Real Estate Investment Portfolio1	Total return from long-term growth of capital and income.	AllianceBernstein
Janus Overseas Portfolio3	Long-term growth of capital.	Janus Capital
Janus Portfolio3	Long-term growth of capital.	Janus Capital
Lazard Retirement Emerging Markets Equity Portfolio4	Long-term capital appreciation.	Lazard
MFS Strategic Income Series5	Total return with an emphasis on high current income, but also considering capital appreciation	MFS
Neuberger Berman AMT Growth Portfolio6	Growth of capital.	NBM
T. Rowe Price International Stock Portfolio	Long-term growth of capital.	Price International
T. Rowe Price Mid Cap Growth Portfolio	Long-term capital appreciation .	T. Rowe Price
1.	Class A Shares
2.	Institutional Shares
3.	Service Shares
4.	Initial Class Shares
5.	Class I Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	T. Rowe Price International, Inc. (“Price International”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1

4

fee will always increase the overall cost of investing in those Fund.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Fund may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%.  Some Fund pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Lazard Retirement Emerging Markets Equity Portfolio

Charges

The current charges under your Group Contract are as follows:

Charge For Taxes Attributable to Premiums. We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are included in the cost of insurance charges.

We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

We may increase this charge at any time.

Daily charges for mortality and expense risks.  Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

The highest current rate per thousand is $28.46, and applies to insureds at age 99.  The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.10
55	$0.26
65	$0.85

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

5

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility: Eligible Group Members are classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant."   When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic.  As a result, the entire “How You Will Pay Premiums ” section at the bottom of page 21 does not apply to your Contract.  You may, however, choose to pay additional premiums on your own at any time.  Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Maximum Age

There are no maximum issue age limitations for this case.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of one time his or her annual earnings or salary as of 11/01/2003 or as listed in the contract to a maximum of $1,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

Increases in face amount are not allowed.

Decrease in Face Amount

Decreases in coverage amounts will depend upon your age or years of service as of November 1, 2003 .

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

6

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states).  This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

There are no suicide exclusions.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

7

Supplement Dated May 1, 2010
To Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

Special Features of The Group Contract For
The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the prospectus dated  May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions Of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance.  You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract.  The “current charge” is the amount that we are now charging.  If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.41%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current charge - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.41% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Bi-weekly	Certificates issued on or before 12/31/2008: Maximum - $2.77 Minimum - $2.00 Certificates issued on or after 01/01/2009: Maximum - $6.00 Minimum - $2.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $1.053

Certificates effective on or after 01/01/2009:
Maximum - $50.48
Minimum - $0.04

Charge for a Representative Participant		Representative guaranteed charge - $0.763
Net Interest on Loans4	Annually	2%
*Additional Insurance Benefits2
Spouse and Child Dependents Term Life Insurance	Monthly	Maximum - $2.005 Minimum - $2.005
Representative current charge - $2.006

*
The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.  The charges shown for Spouse and Child Term Insurance are expressed as rates per unit.  One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 52 year old insured guaranteed under the contract.
4.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.

  2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.31%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA

3

Global	Long- term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Jennison	Long-term growth of capital .	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
DWS High Income VIP1	High level of current income.	Deutsche
Templeton Foreign Securities Fund2	Long-term capital growth.	Investment Counsel
Janus Overseas Portfolio3	Long-term growth of capital.	Janus Capital
Janus Portfolio3	The investment objective is long-term growth of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4	Long-term capital appreciation.	Lazard
MFS Research Series5	Capital appreciation.	MFS
T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe New America Growth Fund	Long-term capital growth.	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Class Shares

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Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Portfolios or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Fund.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Portfolios that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%. Some portfolios pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the JRS Group Contract are as follows:

Charge For Taxes Attributable to Premiums. We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.06% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

5

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily Charges For Mortality And Expense Risks.  Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select.  This charge is to compensate us for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.  The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

Daily Charges For Investment Management Fees And Expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Bi-Weekly Charges.   Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $2.00 for administrative expenses from your Certificate Fund.  We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $36.34, and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is $0.06, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.10
45	$.16
55	$.45
65	$1.31

Spouse and child term insurance:  The rate for spouse and child term insurance is currently $2.00 per unit.  Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

Possible Additional Charges.  For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility:

•
Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis.  In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

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•
Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse.  If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only.  We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

•
In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment.  Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•
When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support.  You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period.  You may enroll at any time.  If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage.  If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage.  Complete the application and mail it directly to Prudential.  Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary.  (The Face Amount is rounded up to the next higher multiple of $1,000).  See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child.  If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•	A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

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•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•
A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).  Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•
A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Changes In Face Amount

Increases In Face Amount:  After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases In Face Amount:  Generally, your face amount will not decrease unless you request a decrease from Prudential.  However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes In Face Amount and Taxes sections of the prospectus.

Effect Of Purchasing This Contributory Insurance On Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey.  The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79).  The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance.  The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children.  The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

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Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.
Additional Insurance Benefits

Accelerated Benefit Option: While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000.  "Terminally ill" means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance:  You may buy $5,000 of term life insurance for your eligible spouse.  You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire.  Retiree rates are identical to those of active Judges.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position As A Judge For Reasons Other Than Retirement

You may elect to continue your coverage if you leave the JRS for any reason. We call this “Continuation Coverage.”  Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a continued coverage rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract.  Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•
If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate.  We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

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Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly.  Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose to continue their coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential.  We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

•
If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date.  The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

•
If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day.  For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract.  Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2010
To Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

Special Features of The Group Contract For
Towers Watson Pennsylvania

This document is a supplement to the prospectus dated May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential”, “we,” “us”) offers to you.  This supplement is not a complete Prospectus, and must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Towers Watson Pennsylvania Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.  In several instances we use the terms “maximum” and “current charge.”  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current - 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance1
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.34
Minimum - $0.10

Representative guaranteed charge - $0.432

Certificates effective on or after 01/01/2009:
Maximum - $47.38
Minimum - $0.04

Representative guaranteed charge - $0.29  2

Net Interest on Loans3	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2	The representative guaranteed charge for cost of insurance is a sample rate charged for a 41 year old insured guaranteed under the contract.
3
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan.  More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	0.85%

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Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

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Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
DWS High Income VIP1	High level of current income.	Deutsche
Janus Overseas Portfolio2	Long-term growth of capital.	Janus Capital
Janus Portfolio2	Long-term growth of capital.	Janus Capital
T. Rowe Price Mid Cap Growth Portfolio	Long-term capital appreciation.	T. Rowe Price
1.	Initial Shares
2.	Institutional Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Charges

The current charges under the Towers Watson Pennsylvania Group Contract are as follows:

Charge For Taxes Attributable to Premiums.  We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

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Daily charges for mortality and expense risks.   Prudential deducts this charge from the assets of the Towers Watson Pennsylvania Group Contract that correspond to the Funds you select.  This charge is to compensate us for assuming mortality and expense risks.  Prudential does not deduct this charge from assets invested in the Fixed Account.

For Towers Watson Pennsylvania , the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses.  These fees are described earlier in this supplement.

Monthly charges.   Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.10 , and applies to insureds age 99 and above, who are retired   smokers and have chosen to continue their coverage.  The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.06
45	$.13
55	$.32
65	$.79

Possible additional charges.   For details on possible additional charges, see the Charges section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility:  Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Towers Watson Pennsylvania .

•	Active, full-time reduced hour US employees of Towers Watson Pennsylvania .

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.”  When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period:  An eligible employee may only enroll during Towers Watson Pennsylvania's annual enrollment period. However, new employees may enroll for coverage during the year, as long as they enroll within 31 days after first becoming eligible.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

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During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000.  (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•
For a Current Participant:  Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•
For a Newly Hired Eligible Group Member:  You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

Changes In Face Amount

Increases in Face Amount:  After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health.  You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount:  Generally, your coverage amount will not decrease unless you request a decrease from us.  However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated.  “Terminally ill” means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion.  See the Suicide Exclusion section of the prospectus.

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Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Watson Pennsylvania .  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire.  Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may elect to continue your coverage if you leave Towers Watson Pennsylvania for any reason. Rates for Continuation coverage are higher than rates for coverage as an active employee.  Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Towers Watson Pennsylvania or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Watson Pennsylvania replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value.  Generally, here is what will happen:

•
If Towers Watson Pennsylvania does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate.  We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•
If Towers Watson Pennsylvania does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options:  convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; elect to continue coverage; or elect to receive the Cash Surrender Value of your Certificate.

See the Options On Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees, Towers Watson Pennsylvania will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly.  Retirees, employees on an approved leave of absence, and Participants who choose continued coverage will be billed directly by Prudential (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential.  We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Towers Watson Pennsylvania , we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Watson Pennsylvania forwards the payroll deductions to us.

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Towers Watson Pennsylvania intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month.  But, if Towers Watson Pennsylvania has not transferred the monthly payroll deductions to us by the 45th day after the premium due date, we will deduct the monthly charge on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments.  If your premium payments have not been received by the 45th day after the premium due date, we will deduct the charges from the Certificate Fund on that 45th day.  However, for groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the Towers Watson Pennsylvania  Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2010
To Prospectus Dated May 1, 2010
For Group Variable Universal Life Insurance

Special Features of The Group Contract For
Yellow Roadway

This document is a supplement to the prospectus dated May 1, 2010 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you.  This supplement must be accompanied by the prospectus.  The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate.   The following tables provide the “current” and “maximum charge” applicable to the Group Contract.  The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amounted Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current - $0.00
Charge for Taxes Attributable to Premiums1	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - The lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement. Current - $0.00.
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.50
*Cost of Insurance1
	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.812
Net Interest on Loans3	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured guaranteed under the contract.
3.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.  The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate.  The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.31%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the variable investment options.  There is no assurance that the investment objectives of the variable investment options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably.  Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

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Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund – Class I Shares
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long term growth of capital.	Jennison
Flexible Managed	Total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

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Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
DWS High Income VIP1	High level of current income.	Deutsche
Templeton Foreign Securities Fund2	Long-term capital growth.	Investment Counsel
Janus Overseas Portfolio3	Long-term growth of capital.	Janus Capital
Janus Portfolio3	Long-term growth of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio4	Long-term capital appreciation.	Lazard
MFS Research Series5	Capital appreciation.	MFS
T. Rowe Price Equity Income Portfolio	Substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe New America Growth Fund	Long-term capital growth.	T. Rowe Price
1.	Class A Shares
2.	Class 2 Shares
3.	Institutional Shares
4.	Service Shares
5.	Initial Shares

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds.  Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund.  These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

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The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund are 0.05%. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under your Group Contract are as follows:

Charge For Taxes Attributable to Premiums. We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives.  (In some states, this charge is called a premium-based administrative charge.)  The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account.  These are taxes other than those described above.  Currently, we do not deduct any charge to cover these additional taxes.

Daily charges for mortality and expense risks.  Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses.  Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges.  Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.50 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $22.18 , and applies to insureds at age 99, who have chosen to continue their coverage.  The lowest current rate per thousand is  $0.03, and applies to insureds under age 35 who have chosen to continue their coverage .

  5

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.04
45	$.11
55	$.26
65	$.45

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%.

Eligibility and Enrollment

Eligibility.  Eligible Group Members are full time active executive level employees as determined by Yellow Roadway.   We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period.  An Eligible Group Member may enroll during the annual enrollment period or at other times during the year as determined by Yellow Roadway.  However, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period:  Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount.  An Eligible Group Member may enroll for a Face Amount of coverage up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $3,000,000.  Prudential may ask questions about your health and ask you to have a medical exam.  The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount. For coverage based on annual salary or earnings, we may increase your Face Amount based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount.  Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age.  See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

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Additional Insurance Benefits

Accelerated Benefit Option. You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Exclusions

There are no exclusions in the Yellow Roadway Group Variable Universal Life Insurance plan.

Changes in Personal Status

Continuing Coverage At Retirement or Disability. You can continue coverage at retirement or if you become disabled. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement.  You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

7

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2010

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups.  You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May  1, 2010 , as supplemented from time to time.

This SAI includes the consolidated financial statements of Prudential, which should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Account”).

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
Telephone: (800)562-9874

1

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988 under New Jersey law as a separate investment account.  The Account meets the definition of a “separate account” under federal securities laws. Each Subaccount within the Account invests in a corresponding Fund from among the variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential.  Prudential is also the legal owner of the assets in the Account.  Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account.  In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account.  From time to time, these additional assets will be transferred to Prudential’s general account.  Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account. The assets held in the Account are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company.  This does not involve any supervision by the SEC of the management or investment policies or practices of the Account.  For state law purposes, the Account is treated as a part or division of Prudential.  Prudential reserves the right to take all actions in connection with the operation of the Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates.  PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws.  PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA).  PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102.  PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so.  These broker/dealers may be affiliated with Prudential and PIMS.  The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contract Holder about compensation that will be payable to applicable broker-dealers.  The Group Contract Holder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions.  A new disclosure must be signed by the Group Contract Holder with any broker of record change.  In addition, Prudential will report annually to the Group Contract Holder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules.  The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of

2

sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer for group sponsored programs implemented before February 22, 2010 to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period.  Commissions to broker/dealers will not exceed 20% of the required premium for each certificate year for group sponsored programs implemented on or after February 22, 2010.  In addition, supplemental compensation may be payable to the broker/dealer.  Under Prudential's Supplemental Commission Program, the amount payable as supplemental compensation may range from 0% to 7% of premium.  The Supplemental Commission Program is comprised of four levels.  The level is determined based on (1) aggregate annualized due premium on eligible cases on the qualification date; (2) the number of eligible cases inforce on the qualification date; (3) the eligible new business premium with an effective date during the qualification period; and (4) the number of eligible new business Coverage Counts sold with effective dates during the qualification period.  The level is set by Prudential at the beginning of the qualification period and it will remain unchanged for the duration of the Supplemental Commission Program qualification period.  While the Group Variable Universal Life required premium is included in the program, investment premium in the Certificate Fund is not.

Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year.  The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract.  In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law.  The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2009 , December 31, 2008 and December 31,  2007 were $0, $0, and $0 , respectively.  During 2009, 2008 and 2007 , PIMS retained none of those commissions.   Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws).  But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws.  Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year.  Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect.  To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.   As of December 31, 2009, we are not aware of any firms (or their broker/dealers) that received payment or accrued a payment amount with respect to variable product business during 2009.

Services Performed By Third Parties

Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place.  The Group Contract Holder has the same right.  That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contract Holder.

In some cases, the third party might be another part of Prudential.  (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial).  In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

3

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

Open Solution, Inc. is the Service Provider of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102. Check clearing is provided by JPMorgan Chase Bank, N.A. and processing support is provided by First Data Payment (“FDPS”). Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (“FDIC”). Open Solutions, Inc., JPMorgan Chase Bank, N.A., and First Data Payment Services are not Prudential Financial companies.

The Prudential Insurance Company of America (“Prudential”) entered into an administrative agreement with Wachovia Bank National Association ("Wachovia"), in which Wachovia provides remittance processing expertise and research and development capabilities.  Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance.  Under this agreement, Wachovia received from Prudential for services rendered approximately $1.7 million in 2009, $2 million in 2008, and $850,000 in 2007.  For all banking services provided by Wachovia, Prudential has paid $2.0 million in 2009, $2.4 million in 2008, and $2.3 million in 2007.  Wachovia's principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

The Prudential Insurance Company of America (“Prudential”) entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values and unit values of the subaccounts within the Account.  State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

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Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•
the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•
the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contract Holder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contract Holders to be made available to Participants. The performance information represents past

5

performance, and is no guarantee of future results.   The amounts shown reflect the daily charges for mortality and expense risk.  These charges are currently equal to an effective annual charge of 0.45%.  The charge is guaranteed to not exceed an effective annual rate of 0.90%.  The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of Death Benefits and Cash Surrender Values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.

Ratings and Advertisements

Independent financial rating services, including Moody’s, Standard & Poor’s, Duff & Phelps and A.M. Best Company, rate Prudential.  These ratings reflect our financial strength and claims-paying ability.  They are not intended to rate the investment experience or financial strength of the Account.  We may advertise these ratings from time to time.  Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments - Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus).  Prudential will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order - Premium payment dollars received from the Group Contract Holder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential, that enables Prudential to confirm the allocation of the entire payment to the individual Participant's accounts.  When Prudential so confirms, the contribution is in “good order.”  Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest.  Proper information must be received within 30 Business Days of the initial deposit date.  If this information is not received within 30 days, the Premium payment will be returned.  Premium payments received in good order will be applied same day.  The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment - Prudential will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf).  Prudential will not pay interest on those amounts.  If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contract Holder and request proper enrollment information.  If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look - Prudential will invest any Net Premiums received during the first 20 days in the Fixed Account.  Prudential will leave the Net Premiums in the Fixed Account for those first 20 days.  After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected.  (Under some Group Contracts, Prudential would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments - Subsequent premium payments received after the Free Look period will be credited the same Business Day that information is received in “good order.”

Enrollment/No Allocation - If Prudential has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received.  (Again, under some Group Contracts, Prudential would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

6

Rules That Apply -

1.
Initial Premium payments received before the Certificate Date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received.  If the enrollment information is not received within the 30 day period, the money will be returned.

2.
Initial Premium payments received prior to the Certificate Date, but after the Certificate has been approved will be held in a non-interest bearing account until the Certificate Date, at which point it will be applied as stated above in the Participant’s account.

3.
Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the Participant’s account or returned.  This applies to funds and information received from the Group Contract Holder that we do not have sufficient Participant data necessary to apply the money to a Participant’s account.

Experts

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and the financial statements of The Prudential Variable Contract Account GI-2 as of December 31, 2009 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.  PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Account”).  The Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

7

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer.  Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

8

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio
ASSETS
Investment in the portfolios, at value	$4,307,140	$3,648,961	$12,932,981	$5,070,088
Net Assets	$4,307,140	$3,648,961	$12,932,981	$5,070,088

NET ASSETS, representing:
Equity of participants	$4,307,140	$3,636,646	$12,932,981	$5,060,706
Equity of The Pudential Insurance Company of America	0	12,315	0	9,382
	$4,307,140	$3,648,961	$12,932,981	$5,070,088

Units outstanding	316,698	287,001	1,150,733	415,318

Portfolio shares held	430,714	255,529	463,714	227,358
Portfolio net asset value per share	$10.00	$14.28	$27.89	$22.30
Investment in portfolio shares, at cost	$4,307,126	$3,346,149	$11,791,143	$4,018,613

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio
INVESTMENT INCOME
Dividend income	$18,483	$109,090	$304,416	$67,091

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	20,400	14,101	48,890	18,612

NET INVESTMENT INCOME (LOSS)	(1,917)	94,989	255,526	48,479

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(2)	(288,411)	(794,614)	(319,076)
Net change in unrealized gain (loss) on investments	2	774,062	3,165,057	1,642,438

NET GAIN (LOSS) ON INVESTMENTS	0	485,651	2,370,443	1,323,362

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,917)	$580,640	$2,625,969	$1,371,841

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS VIT – Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2

$1,374,851	$2,672,269	$5,377,982	$6,991,736	$4,294,605	$3,355,720
$1,374,851	$2,672,269	$5,377,982	$6,991,736	$4,294,605	$3,355,720

$1,374,851	$2,672,269	$5,377,982	$6,991,736	$4,294,605	$3,355,720
0	0	0	0	0	0
$1,374,851	$2,672,269	$5,377,982	$6,991,736	$4,294,605	$3,355,720

102,505	177,035	467,623	611,281	293,787	109,933

122,536	407,980	324,561	297,647	319,301	343,121
$11.22	$6.55	$16.57	$23.49	$13.45	$9.78
$1,470,339	$2,627,884	$4,003,485	$7,669,431	$3,436,798	$2,066,728

SUBACCOUNTS (Continued)
Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS VIT – Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2

$105,463	$240,434	$66,262	$93,708	$104,814	$94,002

5,856	10,127	20,186	25,532	15,738	11,292

99,607	230,307	46,076	68,176	89,076	82,710

0	0	0	0	129,304	9,076
(63,720)	(223,514)	(104,322)	(1,222,795)	(453,383)	(343,091)
118,310	727,282	1,280,936	2,533,190	1,360,992	1,638,351

54,590	503,768	1,176,614	1,310,395	1,036,913	1,304,336

$154,197	$734,075	$1,222,690	$1,378,571	$1,125,989	$1,387,046

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio
ASSETS
Investment in the portfolios, at value	$725,662	$564,139	$319,410	$1,824,226
Net Assets	$725,662	$564,139	$319,410	$1,824,226

NET ASSETS, representing:
Equity of participants	$713,580	$552,716	$310,885	$1,824,226
Equity of The Pudential Insurance Company of America	12,082	11,423	8,525	0
	$725,662	$564,139	$319,410	$1,824,226

Units outstanding	53,994	58,266	81,578	184,559

Portfolio shares held	65,024	116,799	21,153	87,409
Portfolio net asset value per share	$11.16	$4.83	$15.10	$20.87
Investment in portfolio shares, at cost	$679,932	$543,560	$291,576	$1,239,703

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio
INVESTMENT INCOME
Dividend income	$31,349	$43,918	$4,925	$10,171

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	2,931	2,028	1,021	6,684

NET INVESTMENT INCOME (LOSS)	28,418	41,890	3,904	3,487

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	11,778	0	0	0
Realized gain (loss) on shares redeemed	(13,054)	(4,508)	(54,403)	(84,828)
Net change in unrealized gain (loss) on investments	94,611	136,299	140,270	617,346

NET GAIN (LOSS) ON INVESTMENTS	93,335	131,791	85,867	532,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,753	$173,681	$89,771	$536,005

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$300,361	$76,441	$65,578	$317,222	$0	$0
$300,361	$76,441	$65,578	$317,222	$0	$0

$292,105	$76,441	$65,578	$317,222	$0	$0
8,256	0	0	0	0	0
$300,361	$76,441	$65,578	$317,222	$0	$0

70,661	5,980	5,413	18,449	0	0

18,007	13,294	8,484	60,080	0	0
$16.68	$5.75	$7.73	$5.28	$0.00	$0.00
$216,821	$77,577	$51,494	$337,278	$0	$0

SUBACCOUNTS (Continued)
Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$7,207	$5,664	$1,093	$15,611	$1,897	$1,763

1,024	427	251	1,256	27	92

6,183	5,237	842	14,355	1,870	1,671

0	0	0	0	0	0
(1,903)	(19,812)	(4,683)	(30,782)	(9,225)	(399)
67,392	24,546	20,989	70,300	12,843	15,269

65,489	4,734	16,306	39,518	3,618	14,870

$71,672	$9,971	$17,148	$53,873	$5,488	$16,541

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price New America Growth Portfolio
ASSETS
Investment in the portfolios, at value	$0	$0	$2,435,272	$188,035
Net Assets	$0	$0	$2,435,272	$188,035

NET ASSETS, representing:
Equity of participants	$0	$0	$2,435,272	$188,035
Equity of The Pudential Insurance Company of America	0	0	0	0
	$0	$0	$2,435,272	$188,035

Units outstanding	0	0	116,266	17,542

Portfolio shares held	0	0	120,498	9,840
Portfolio net asset value per share	$0.00	$0.00	$20.21	$19.11
Investment in portfolio shares, at cost	$0	$0	$2,021,049	$137,251

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price New America Growth Portfolio
INVESTMENT INCOME
Dividend income	$976	$79	$2,405	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	27	19	8,498	684

NET INVESTMENT INCOME (LOSS)	949	60	(6,093)	(684)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	954	239	0	0
Realized gain (loss) on shares redeemed	(4,604)	(2,144)	(362,191)	(13,001)
Net change in unrealized gain (loss) on investments	12,190	3,600	1,074,175	74,989

NET GAIN (LOSS) ON INVESTMENTS	8,540	1,695	711,984	61,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,489	$1,755	$705,891	$61,304

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio	MFS VIT Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	MFS VIT Strategic Income Series Portfolio

$389,557	$274,601	$4,579,688	$120,212	$561,978	$73,602
$389,557	$274,601	$4,579,688	$120,212	$561,978	$73,602

$389,557	$274,601	$4,579,688	$112,379	$561,978	$73,602
0	0	0	7,833	0	0
$389,557	$274,601	$4,579,688	$120,212	$561,978	$73,602

18,749	15,796	332,987	129,670	58,896	4,360

28,168	22,508	259,472	12,242	21,466	7,604
$13.83	$12.20	$17.65	$9.82	$26.18	$9.68
$374,280	$241,408	$4,344,542	$121,148	$458,040	$70,922

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio	MFS VIT Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	MFS VIT Strategic Income Series Portfolio

$5,967	$12,333	$74,889	$2,509	$7,073	$8,775

1,462	1,206	16,504	164	2,205	331

4,505	11,127	58,385	2,345	4,868	8,444

32,381	0	0	11,142	0	0
(21,509)	563	(643,314)	(4,860)	(8,334)	(5,002)
62,273	27,039	1,466,830	22,909	161,136	12,121

73,145	27,602	823,516	29,191	152,802	7,119

$77,650	$38,729	$881,901	$31,536	$157,670	$15,563

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard U.S. Small-Mid Cap Equity Portfolio	Janus Aspen Enterprise Portfolio – Institutional Shares

ASSETS
Investment in the portfolios, at value	$102,260	$198,424	$68,546	$2,530,914
Net Assets	$102,260	$198,424	$68,546	$2,530,914

NET ASSETS, representing:
Equity of participants	$102,260	$198,424	$68,546	$2,530,914
Equity of The Pudential Insurance Company of America	0	0	0	0
	$102,260	$198,424	$68,546	$2,530,914

Units outstanding	10,801	8,448	4,634	226,387

Portfolio shares held	4,772	4,324	7,081	82,199
Portfolio net asset value per share	$21.43	$45.89	$9.68	$30.79
Investment in portfolio shares, at cost	$72,057	$92,613	$63,953	$1,783,887

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard U.S. Small-Mid Cap Equity Portfolio	Janus Aspen Enterprise Portfolio – Institutional Shares

INVESTMENT INCOME
Dividend income	$464	$897	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	385	708	232	8,967

NET INVESTMENT INCOME (LOSS)	79	189	(232)	(8,967)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	4,379	0	0
Realized gain (loss) on shares redeemed	(1,508)	(13,928)	(8,174)	(240,271)
Net change in unrealized gain (loss) on investments	29,117	99,113	31,794	1,004,087

NET GAIN (LOSS) ON INVESTMENTS	27,609	89,564	23,620	763,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,688	$89,753	$23,388	$754,849

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Alliance- Bernstein Real Estate Investment Portfolio	DWS Government & Agency Securities Portfolio VIP	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP Portfolio

$35,974	$22,061	$802,867	$1,438	$25,128	$4,726
$35,974	$22,061	$802,867	$1,438	$25,128	$4,726

$29,221	$10,228	$790,732	$1,438	$25,128	$4,726
6,753	11,833	12,135	0	0	0
$35,974	$22,061	$802,867	$1,438	$25,128	$4,726

11,447	11,259	75,917	119	2,163	397

3,732	1,726	54,803	100	1,654	471
$9.64	$12.78	$14.65	$14.42	$15.19	$10.04
$42,457	$21,111	$722,568	$1,292	$22,390	$4,431

SUBACCOUNTS (Continued)
Alliance- Bernstein Real Estate Investment Portfolio	DWS Government & Agency Securities Portfolio VIP	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP Portfolio

$723	$949	$27,400	$0	$0	$0

91	44	3,192	1	45	4

632	905	24,208	(1)	(45)	(4)

525	0	0	0	0	0
(3,774)	133	(63,775)	1	13	(5)
10,691	657	169,619	147	2,739	296

7,442	790	105,844	148	2,752	291

$8,074	$1,695	$130,052	$147	$2,707	$287

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	Lazard Retire- ment Emerging Markets Equity Portfolio	T.Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund	Neuberger Berman Advisers Management Trust Growth Portfolio

ASSETS
Investment in the portfolios, at value	$18,763	$10,366	$14,204	$13,406
Net Assets	$18,763	$10,366	$14,204	$13,406

NET ASSETS, representing:
Equity of participants	$3,201	$10,366	$0	$0
Equity of The Pudential Insurance Company of America	15,562	0	14,204	13,406
	$18,763	$10,366	$14,204	$13,406

Units outstanding	10,276	950	1,000	1,000

Portfolio shares held	975	631	1,366	944
Portfolio net asset value per share	$19.23	$16.42	$10.40	$14.20
Investment in portfolio shares, at cost	$13,447	$9,981	$10,330	$9,962

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS
	Lazard Retire- ment Emerging Markets Equity Portfolio	T.Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund	Neuberger Berman Advisers Management Trust Growth Portfolio

INVESTMENT INCOME
Dividend income	$431	$51	$372	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	3	10	48	45

NET INVESTMENT INCOME (LOSS)	428	41	324	(45)

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(4)	(7)	5	8
Net change in unrealized gain (loss) on investments	5,314	386	3,874	3,444

NET GAIN (LOSS) ON INVESTMENTS	5,310	379	3,879	3,452

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,738	$420	$4,203	$3,407

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio	T.Rowe Price International Stock Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Global Worldwide Emerging Markets Fund	Fidelity VIP Equity-Income Portfolio – Service Class

$10,730	$16,683	$9,370	$11,978	$9,525	$20,138
$10,730	$16,683	$9,370	$11,978	$9,525	$20,138

$0	$0	$0	$2,541	$0	$12,993
10,730	16,683	9,370	9,437	9,525	7,145
$10,730	$16,683	$9,370	$11,978	$9,525	$20,138

1,001	1,000	10,000	12,693	10,000	28,075

905	1,360	1,691	481	849	1,202
$11.86	$12.27	$5.54	$24.92	$11.22	$16.75
$10,318	$10,331	$11,732	$12,831	$14,878	$21,891

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio	T.Rowe Price International Stock Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Global Worldwide Emerging Markets Fund	Fidelity VIP Equity-Income Portfolio – Service Class

$322	$372	$728	$203	$11	$371

41	54	0	1	0	14

281	318	728	202	11	357

36	0	0	0	430	0
0	10	0	(73)	0	(193)
412	6,352	129	2,118	4,616	3,913

448	6,362	129	2,045	5,046	3,720

$729	$6,680	$857	$2,247	$5,057	$4,077

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	UIF Core Plus Fixed Income Portfolio	Prudential SP PIMCO High Yield Portfolio	DWS Strategic Income VIP	PIMCO Long- Term U.S Portfolio
ASSETS
Investment in the portfolios, at value	$0	$0	$11,729	$26,712
Net Assets	$0	$0	$11,729	$26,712

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$14,445
Equity of The Pudential Insurance Company of America	0	0	11,729	12,267
	$0	$0	$11,729	$26,712

Units outstanding	0	0	10,000	21,778

Portfolio shares held	0	0	1,010	2,559
Portfolio net asset value per share	$0.00	$0.00	$11.61	$10.44
Investment in portfolio shares, at cost	$0	$0	$11,878	$27,913

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS
	UIF Core Plus Fixed Income Portfolio	Prudential SP PIMCO High Yield Portfolio	DWS Strategic Income VIP	PIMCO Long- Term U.S Portfolio
INVESTMENT INCOME
Dividend income	$0	$1,472	$524	$731

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	27	0	16

NET INVESTMENT INCOME (LOSS)	0	1,445	524	715

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	1,902
Realized gain (loss) on shares redeemed	(1,380)	1,752	0	(8)
Net change in unrealized gain (loss) on investments	1,530	3,933	1,648	(3,125)

NET GAIN (LOSS) ON INVESTMENTS	150	5,685	1,648	(1,231)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$150	$7,130	$2,172	$(516)

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund – Class 2	PIMCO Global Bond Portfolio

$98,536	$7,687	$131,414	$10,811	$26,336	$12,649
$98,536	$7,687	$131,414	$10,811	$26,336	$12,649

$86,586	$0	$122,011	$0	$16,896	$0
11,950	7,687	9,403	10,811	9,440	12,649
$98,536	$7,687	$131,414	$10,811	$26,336	$12,649

82,454	10,000	139,802	10,000	27,896	10,000

7,921	933	7,762	1,035	1,400	994
$12.44	$8.24	$16.93	$10.45	$18.81	$12.72
$102,579	$14,291	$114,333	$12,022	$24,212	$12,092

SUBACCOUNTS (Continued)
PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund – Class 2	PIMCO Global Bond Portfolio

$577	$93	$152	$697	$258	$363

18	0	108	0	24	0

559	93	44	697	234	363

3,683	0	0	0	609	1,079
1,187	0	(891)	0	(1,796)	0
(3,364)	2,250	19,851	1,222	5,338	380

1,506	2,250	18,960	1,222	4,151	1,459

$2,065	$2,343	$19,004	$1,919	$4,385	$1,822
The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2009

	SUBACCOUNTS

	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio – Service Class	Fidelity VIP Overseas Portfolio – Service Class
ASSETS
Investment in the portfolios, at value	$0	$166,785	$11,424	$7,588
Net Assets	$0	$166,785	$11,424	$7,588

NET ASSETS, representing:
Equity of participants	$0	$153,929	$0	$0
Equity of The Pudential Insurance Company of America	0	12,856	11,424	7,588
	$0	$166,785	$11,424	$7,588

Units outstanding	0	129,737	10,000	10,000

Portfolio shares held	0	15,414	922	506
Portfolio net asset value per share	$0.00	$10.82	$12.39	$14.99
Investment in portfolio shares, at cost	$0	$170,468	$11,386	$11,609

STATEMENT OF OPERATIONS For the period ended December 31, 2009

	SUBACCOUNTS
	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio – Service Class	Fidelity VIP Overseas Portfolio – Service Class
INVESTMENT INCOME
Dividend income	$85	$2,094	$947	$150

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	12	58	0	0

NET INVESTMENT INCOME (LOSS)	73	2,036	947	150

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	5,024	14	8
Realized gain (loss) on shares redeemed	(4,527)	465	0	0
Net change in unrealized gain (loss) on investments	7,848	(3,893)	586	1,428

NET GAIN (LOSS) ON INVESTMENTS	3,321	1,596	600	1,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,394	$3,632	$1,547	$1,586

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Alliance- Bernstein VPS International Growth Portfolio	UIF Value Portfolio	Alliance- Bernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	UIF Emerging Markets Equity Portfolio

$16,843	$0	$43,248	$158,394	$10,285	$0
$16,843	$0	$43,248	$158,394	$10,285	$0

$8,862	$0	$36,843	$148,856	$0	$0
7,981	0	6,405	9,538	10,285	0
$16,843	$0	$43,248	$158,394	$10,285	$0

15,721	0	68,597	167,055	10,000	0

1,011	0	2,942	16,212	1,493	0
$16.66	$0.00	$14.70	$9.77	$6.89	$0.00
$21,264	$0	$39,387	$147,220	$11,173	$0

SUBACCOUNTS (Continued)
Alliance- Bernstein VPS International Growth Portfolio	UIF Value Portfolio	Alliance- Bernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	UIF Emerging Markets Equity Portfolio

$305	$0	$517	$5,161	$0	$0

9	0	45	148	0	0

296	0	472	5,013	0	0

0	0	0	1,100	0	0
(440)	(6,644)	(575)	(1,111)	0	(7,841)
3,238	6,556	10,266	14,735	3,150	8,535

2,798	(88)	9,691	14,724	3,150	694

$3,094	$(88)	$10,163	$19,737	$3,150	$694

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Bond Fund – Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

ASSETS
Investment in the portfolios, at value	$22,259	$26,855	$110,829	$92,994
Net Assets	$22,259	$26,855	$110,829	$92,994

NET ASSETS, representing:
Equity of participants	$13,319	$18,699	$97,212	$85,209
Equity of The Pudential Insurance Company of America	8,940	8,156	13,617	7,785
	$22,259	$26,855	$110,829	$92,994

Units outstanding	24,861	32,928	80,643	119,452

Portfolio shares held	856	2,869	6,392	7,029
Portfolio net asset value per share	$26.01	$9.36	$17.34	$13.23
Investment in portfolio shares, at cost	$21,366	$25,105	$106,978	$85,913

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Bond Fund – Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

INVESTMENT INCOME
Dividend income	$281	$394	$9,184	$97

EXPENSES

Charges to contract owners for assuming mortality risk and expense risk	14	23	111	75

NET INVESTMENT INCOME (LOSS)	267	371	9,073	22

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(83)	(28)	(689)	2,505
Net change in unrealized gain (loss) on investments	4,501	5,483	2,971	12,099

NET GAIN (LOSS) ON INVESTMENTS	4,418	5,455	2,282	14,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,685	$5,826	$11,355	$14,626

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Templeton Strategic Income Securities Fund – Class 2	Fidelity VIP Value Strategies Portfolio – Service Class	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Conservative Asset Allocation Portfolio

$47,425	$53,228	$45,633	$41,797	$0	$0
$47,425	$53,228	$45,633	$41,797	$0	$0

$39,036	$44,036	$34,184	$34,547	$0	$0
8,389	9,192	11,449	7,250	0	0
$47,425	$53,228	$45,633	$41,797	$0	$0

56,518	58,479	39,399	57,639	0	0

2,232	2,096	3,787	5,421	0	0
$21.25	$25.40	$12.05	$7.71	$0.00	$0.00
$40,232	$46,342	$42,719	$37,427	$0	$0

SUBACCOUNTS (Continued)
Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Templeton Strategic Income Securities Fund – Class 2	Fidelity VIP Value Strategies Portfolio – Service Class	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Conservative Asset Allocation Portfolio

$0	$491	$2,762	$157	$260	$614

54	52	47	34	2	18

(54)	439	2,715	123	258	596

0	0	0	0	69	0
(90)	(277)	(471)	(780)	(2,245)	468
10,818	11,943	4,967	11,460	3,722	2,745

10,728	11,666	4,496	10,680	1,546	3,213

$10,674	$12,105	$7,211	$10,803	$1,804	$3,809

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio	DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio

ASSETS
Investment in the portfolios, at value	$0	$252,320	$8,307	$8,340
Net Assets	$0	$252,320	$8,307	$8,340

NET ASSETS, representing:
Equity of participants	$0	$241,613	$0	$0
Equity of The Pudential Insurance Company of America	0	10,707	8,307	8,340
	$0	$252,320	$8,307	$8,340

Units outstanding	0	235,716	10,000	10,000

Portfolio shares held	0	252,320	875	689
Portfolio net asset value per share	$0.00	$1.00	$9.49	$12.10
Investment in portfolio shares, at cost	$0	$252,318	$13,120	$11,080

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS
	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio	DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio

INVESTMENT INCOME
Dividend income	$3,454	$511	$131	$158

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	114	230	0	0

NET INVESTMENT INCOME (LOSS)	3,340	281	131	158

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	10,869	0	0	0
Net change in unrealized gain (loss) on investments	3,598	0	1,975	1,836

NET GAIN (LOSS) ON INVESTMENTS	14,467	0	1,975	1,836

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,807	$281	$2,106	$1,994

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Prudential Natural Resources Portfolio	Van Eck Global Worldwide Hard Assets Fund

$0	$16,195	$44,937	$23,652	$29,219	$11,081
$0	$16,195	$44,937	$23,652	$29,219	$11,081

$0	$7,444	$35,947	$14,852	$0	$0
0	8,751	8,990	8,800	29,219	11,081
$0	$16,195	$44,937	$23,652	$29,219	$11,081

0	18,492	50,405	27,141	11,001	10,000

0	2,017	4,832	1,151	786	379
$0.00	$8.03	$9.30	$20.55	$37.15	$29.26
$0	$18,214	$37,650	$18,843	$26,890	$11,975

SUBACCOUNTS (Continued)
Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Prudential Natural Resources Portfolio	Van Eck Global Worldwide Hard Assets Fund

$149	$228	$1,274	$262	$161	$22

8	8	50	23	54	0

141	220	1,224	239	107	22

0	149	333	0	2,655	44
(2,240)	(66)	(3,363)	(5,314)	3	0
5,325	2,661	11,629	11,385	9,590	3,981

3,085	2,744	8,599	6,071	12,248	4,025

$3,226	$2,964	$9,823	$6,310	$12,355	$4,047

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	Van Eck Global Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio – Service Class	Fidelity VIP Index 500 Portfolio – Service Class	PIMCO Low Duration Portfolio
ASSETS
Investment in the portfolios, at value	$0	$16,207	$116,197	$63,846
Net Assets	$0	$16,207	$116,197	$63,846

NET ASSETS, representing:
Equity of participants	$0	$7,176	$108,054	$51,929
Equity of The Pudential Insurance Company of America	0	9,031	8,143	11,917
	$0	$16,207	$116,197	$63,846

Units outstanding	0	17,947	145,534	53,332

Portfolio shares held	0	1,706	974	6,315
Portfolio net asset value per share	$0.00	$9.50	$119.35	$10.11
Investment in portfolio shares, at cost	$0	$17,890	$96,230	$63,488

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS
	Van Eck Global Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio – Service Class	Fidelity VIP Index 500 Portfolio – Service Class	PIMCO Low Duration Portfolio
INVESTMENT INCOME
Dividend income	$0	$470	$2,264	$1,240

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	22	6	208	58

NET INVESTMENT INCOME (LOSS)	(22)	464	2,056	1,182

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
Capital gains distributions received	0	132	298	2,861
Realized gain (loss) on shares redeemed	(16,152)	(14)	7,728	(7)
Net change in unrealized gain (loss) on investments	7,448	2,452	24,111	756

NET GAIN (LOSS) ON INVESTMENTS	(8,704)	2,570	32,137	3,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,726)	$3,034	$34,193	$4,792

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
PIMCO Short- Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund – Class 2	Royce Micro- Cap Portfolio	Royce Small-Cap Portfolio

$129,627	$13,911	$12,161	$23,718	$24,364	$9,052
$129,627	$13,911	$12,161	$23,718	$24,364	$9,052

$118,538	$7,158	$4,203	$13,768	$15,628	$65
11,089	6,753	7,958	9,950	8,736	8,987
$129,627	$13,911	$12,161	$23,718	$24,364	$9,052

116,896	20,899	15,282	24,086	28,142	10,072

12,873	1,890	1,228	2,589	2,559	1,043
$10.07	$7.36	$9.90	$9.16	$9.52	$8.68
$128,917	$10,181	$11,251	$29,578	$17,708	$11,225

SUBACCOUNTS (Continued)
PIMCO Short- Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund – Class 2	Royce Micro- Cap Portfolio	Royce Small-Cap Portfolio

$949	$471	$116	$2,774	$0	$0

113	18	1	33	22	0

836	453	115	2,741	(22)	0

1,126	0	436	0	0	0
(8)	(7,053)	(4,879)	687	(4,524)	(4)
1,151	10,425	6,304	2,518	13,268	2,351

2,269	3,372	1,861	3,205	8,744	2,347

$3,105	$3,825	$1,976	$5,946	$8,722	$2,347

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	Alliance- Bernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund – Class 2	Van Eck Global Worldwide Multi Manager Alternatives Fund
ASSETS
Investment in the portfolios, at value	$39,915	$17,905	$144,083	$9,750
Net Assets	$39,915	$17,905	$144,083	$9,750

NET ASSETS, representing:
Equity of participants	$31,702	$9,439	$135,938	$0
Equity of The Pudential Insurance Company of America	8,213	8,466	8,145	9,750
	$39,915	$17,905	$144,083	$9,750

Units outstanding	48,596	21,150	178,678	10,000

Portfolio shares held	3,340	1,392	11,283	1,011
Portfolio net asset value per share	$11.95	$12.86	$12.77	$9.64
Investment in portfolio shares, at cost	$34,572	$19,566	$121,904	$10,825

STATEMENT OF OPERATIONS For the period ended December 31, 2009

	SUBACCOUNTS
	Alliance- Bernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund – Class 2	Van Eck Global Worldwide Multi Manager Alternatives Fund

INVESTMENT INCOME
Dividend income	$0	$25	$4,115	$24

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	68	13	159	0

NET INVESTMENT INCOME (LOSS)	(68)	12	3,956	24

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	499
Realized gain (loss) on shares redeemed	1,289	(15)	(4,483)	0
Net change in unrealized gain (loss) on investments	9,550	3,364	27,423	665

NET GAIN (LOSS) ON INVESTMENTS	10,839	3,349	22,940	1,164

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,771	$3,361	$26,896	$1,188

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio	Lazard Retirement International Equity Portfolio	AIM V.I. Government Securities Fund

$16,455	$9,747	$8,609	$6,910	$38,925	$10,068
$16,455	$9,747	$8,609	$6,910	$38,925	$10,068

$7,903	$0	$0	$0	$25,306	$0
8,552	9,747	8,609	6,910	13,619	10,068
$16,455	$9,747	$8,609	$6,910	$38,925	$10,068

19,349	10,000	10,000	10,000	28,583	10,000

1,824	1,055	593	734	3,988	843
$9.02	$9.24	$14.51	$9.41	$9.76	$11.95
$13,552	$10,000	$12,468	$11,123	$36,294	$10,809

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio	Lazard Retirement International Equity Portfolio	AIM V.I. Government Securities Fund

$310	$0	$381	$104	$734	$500

14	0	0	0	5	3

296	0	381	104	729	497

144	0	96	0	0	359
(4,075)	0	0	0	836	103
7,765	3,671	642	1,399	2,633	(740)

3,834	3,671	738	1,399	3,469	(278)

$4,130	$3,671	$1,119	$1,503	$4,198	$219

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS
	JPMorgan Insurance Trust Core Bond Portfolio	AST Balanced Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at value	$28,134	$10,507	$17,912	$120,338
Net Assets	$28,134	$10,507	$17,912	$120,338

NET ASSETS, representing:
Equity of participants	$19,382	$426	$7,763	$110,300
Equity of The Pudential Insurance Company of America	8,752	10,081	10,149	10,038
	$28,134	$10,507	$17,912	$120,338

Units outstanding	11,548	10,423	17,649	119,881

Portfolio shares held	2,560	1,053	2,187	11,163
Portfolio net asset value per share	$10.99	$9.98	$8.19	$10.78
Investment in portfolio shares, at cost	$32,368	$12,662	$19,777	$119,895

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS
	JPMorgan Insurance Trust Core Bond Portfolio	AST Balanced Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
INVESTMENT INCOME
Dividend income	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	58	0	2	9

NET INVESTMENT INCOME (LOSS)	(58)	0	(2)	(9)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(16)	0	(1)	49
Net change in unrealized gain (loss) on investments	(4,234)	84	265	443

NET GAIN (LOSS) ON INVESTMENTS	(4,250)	84	264	492

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,308)	$84	$262	$483

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio

$41,088	$28,874	$16,503
$41,088	$28,874	$16,503

$41,088	$28,874	$16,503
0	0	0
$41,088	$28,874	$16,503

4,245	2,248	1,189

2,950	3,027	1,403
$13.93	$9.54	$11.76
$38,180	$31,133	$14,927

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio

$0	$415	$36

129	80	50

(129)	335	(14)

0	0	0
(8,346)	(4)	196
2,908	(2,259)	1,576

(5,438)	(2,263)	1,772

$(5,567)	$(1,928)	$1,758
The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank.]

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$(1,917)	$97,668	$94,989	$84,565
Capital gains distributions received	0	0	0	271,079
Realized gain (loss) on shares redeemed	(2)	0	(288,411)	(122,631)
Net change in unrealized gain (loss) on investments	2	0	774,062	(1,178,730)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,917)	97,668	580,640	(945,717)

CONTRACT OWNER TRANSACTIONS
Participant net payments	39,986	262,060	15,305	11,176
Policy loans, net of repayments and interest	4,647	(33,919)	2,635	(10,528)
Surrenders, withdrawals and death benefits	(884,558)	(196,119)	(116,179)	(167,098)
Net transfers between other subaccounts or fixed rate option	320,392	383,826	225,324	218,951

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(519,533)	415,848	127,085	52,501

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	10,000	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(521,450)	513,516	717,725	(893,216)

NET ASSETS
Beginning of period	4,828,590	4,315,074	2,931,236	3,824,452
End of period	$4,307,140	$4,828,590	$3,648,961	$2,931,236

Beginning units	354,835	324,035	266,607	260,344
Units issued	184,442	187,259	123,762	105,326
Units redeemed	(222,579)	(156,459)	(103,368)	(99,063)
Ending units	316,698	354,835	287,001	266,607

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Stock Index Portfolio		Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$255,526	$237,008	$48,479	$46,857	$99,607	$58,490
0	0	0	507,288	0	0
(794,614)	(297,032)	(319,076)	(149,418)	(63,720)	(20,066)
3,165,057	(5,768,587)	1,642,438	(2,551,983)	118,310	(234,384)

2,625,969	(5,828,611)	1,371,841	(2,147,256)	154,197	(195,960)

27,069	24,192	34,212	66,469	(9,237)	19,738
(27,708)	18,881	188	21,389	(3,238)	233
(466,623)	(391,252)	(158,991)	(189,565)	(66,123)	(43,903)

694,605	624,061	204,640	342,310	69,368	106,236

227,343	275,882	80,049	240,603	(9,230)	82,304

0	0	0	0	0	0

2,853,312	(5,552,729)	1,451,890	(1,906,653)	144,967	(113,656)

10,079,669	15,632,398	3,618,198	5,524,851	1,229,884	1,343,540
$12,932,981	$10,079,669	$5,070,088	$3,618,198	$1,374,851	$1,229,884

1,125,445	1,095,833	392,746	369,896	103,402	97,388
376,719	304,121	172,776	132,565	45,090	45,560
(351,431)	(274,509)	(150,204)	(109,715)	(45,987)	(39,546)
1,150,733	1,125,445	415,318	392,746	102,505	103,402

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	DWS High Income Portfolio		MFS VIT – Research Series Portfolio
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$230,307	$237,070	$46,076	$4,704
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(223,514)	(105,690)	(104,322)	(75,284)
Net change in unrealized gain (loss) on investments	727,282	(700,434)	1,280,936	(2,186,780)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	734,075	(569,054)	1,222,690	(2,257,360)

CONTRACT OWNER TRANSACTIONS
Participant net payments	(17,025)	59,133	(22,089)	50,352
Policy loans, net of repayments and interest	(6,646)	(7,933)	(11,157)	(16,052)
Surrenders, withdrawals and death benefits	(92,791)	(105,240)	(184,552)	(170,665)
Net transfers between other subaccounts or fixed rate option	214,004	127,941	311,772	236,298

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	97,542	73,901	93,974	99,933

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	831,617	(495,153)	1,316,664	(2,157,427)

NET ASSETS
Beginning of period	1,840,652	2,335,805	4,061,318	6,218,745
End of period	$2,672,269	$1,840,652	$5,377,982	$4,061,318

Beginning units	169,743	163,307	458,569	447,105
Units issued	70,742	70,770	147,968	131,119
Units redeemed	(63,450)	(64,334)	(138,914)	(119,655)
Ending units	177,035	169,743	467,623	458,569

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Dreyfus Variable Investment Developing Leaders Portfolio		Franklin Templeton Foreign Securities Fund – Class 2		Franklin Templeton Developing Markets Securities Fund – Class 2
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$68,176	$31,269	$89,076	$75,802	$82,710	$59,396
0	370,684	129,304	383,086	9,076	538,020
(1,222,795)	(554,948)	(453,383)	(196,181)	(343,091)	(324,834)
2,533,190	(2,887,382)	1,360,992	(2,217,160)	1,638,351	(2,172,976)

1,378,571	(3,040,377)	1,125,989	(1,954,453)	1,387,046	(1,900,394)

170,376	205,591	42,649	126,669	26,683	111,123
8,805	76,344	(7,344)	13,583	(6,150)	(420)
(263,338)	(311,298)	(183,610)	(139,133)	(113,173)	(74,671)

518,182	497,476	271,667	298,159	243,434	122,663

434,025	468,113	123,362	299,278	150,794	158,695

0	0	0	0	0	0

1,812,596	(2,572,264)	1,249,351	(1,655,175)	1,537,840	(1,741,699)

5,179,140	7,751,404	3,045,254	4,700,429	1,817,880	3,559,579
$6,991,736	$5,179,140	$4,294,605	$3,045,254	$3,355,720	$1,817,880

567,662	528,274	283,967	260,394	102,229	94,367
261,188	214,550	123,119	113,521	51,039	50,350
(217,569)	(175,162)	(113,299)	(89,948)	(43,335)	(42,488)
611,281	567,662	293,787	283,967	109,933	102,229

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$28,418	$30,348	$41,890	$38,269
Capital gains distributions received	11,778	5,878	0	0
Realized gain (loss) on shares redeemed	(13,054)	(7,051)	(4,508)	(1,748)
Net change in unrealized gain (loss) on investments	94,611	(54,149)	136,299	(147,440)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	121,753	(24,974)	173,681	(110,919)

CONTRACT OWNER TRANSACTIONS
Participant net payments	18,549	25,703	(4,534)	(10,962)
Policy loans, net of repayments and interest	(869)	(112)	12	95
Surrenders, withdrawals and death benefits	(24,453)	(75,288)	(1,732)	0
Net transfers between other subaccounts or fixed rate option	(89)	0	20,137	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,862)	(49,697)	13,883	(10,867)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	114,891	(74,671)	187,564	(121,786)

NET ASSETS
Beginning of period	610,771	685,442	376,575	498,361
End of period	$725,662	$610,771	$564,139	$376,575

Beginning units	50,109	53,317	42,012	42,795
Units issued	14,903	13,976	37,211	2,010
Units redeemed	(11,018)	(17,184)	(20,957)	(2,793)
Ending units	53,994	50,109	58,266	42,012

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$3,904	$4,045	$3,487	$1,198	$6,183	$4,136
0	60,648	0	0	0	18,603
(54,403)	(21,712)	(84,828)	(51,185)	(1,903)	12,513
140,270	(189,528)	617,346	(648,635)	67,392	(196,695)

89,771	(146,547)	536,005	(698,622)	71,672	(161,443)

45,889	15,430	40,163	56,887	25,297	3,598
(869)	(5,561)	(1,194)	(15,371)	(1,527)	(73)
(13,457)	(16,747)	(88,248)	(25,495)	(2,300)	(60,923)

3,284	0	79,063	185,899	3,717	0

34,847	(6,878)	29,784	201,920	25,187	(57,398)

0	0	0	0	0	0

124,618	(153,425)	565,789	(496,702)	96,859	(218,841)

194,792	348,217	1,258,437	1,755,139	203,502	422,343
$319,410	$194,792	$1,824,226	$1,258,437	$300,361	$203,502

26,116	26,562	180,972	157,842	31,975	36,038
94,085	4,687	102,805	94,161	46,647	6,289
(38,623)	(5,133)	(99,218)	(71,031)	(7,961)	(10,352)
81,578	26,116	184,559	180,972	70,661	31,975

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	American Century VP Balanced Fund		American Century VP International Fund
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$5,237	$3,093	$842	$288
Capital gains distributions received	0	10,877	0	7,571
Realized gain (loss) on shares redeemed	(19,812)	(1,135)	(4,683)	(430)
Net change in unrealized gain (loss) on investments	24,546	(45,985)	20,989	(51,613)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,971	(33,150)	17,148	(44,184)

CONTRACT OWNER TRANSACTIONS
Participant net payments	(289)	(386)	3,408	1,956
Policy loans, net of repayments and interest	18	143	11	89
Surrenders, withdrawals and death benefits	(59,129)	(2,218)	(9,712)	(1,199)
Net transfers between other subaccounts or fixed rate option	0	0	1	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(59,400)	(2,461)	(6,292)	846

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,429)	(35,611)	10,856	(43,338)

NET ASSETS
Beginning of period	125,870	161,481	54,722	98,060
End of period	$76,441	$125,870	$65,578	$54,722

Beginning units	11,322	11,519	6,014	5,919
Units issued	2,900	2,214	1,057	614
Units redeemed	(8,242)	(2,411)	(1,658)	(519)
Ending units	5,980	11,322	5,413	6,014

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
American Century VP Value Fund		JP Morgan Bond Portfolio		JP Morgan U.S. Large Cap Core Equity Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 4/24/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 4/24/2009**	01/01/2008 to 12/31/2008

$14,355	$8,371	$1,870	$3,919	$1,671	$811
0	54,484	0	0	0	0
(30,782)	(29,567)	(9,225)	(178)	(399)	(458)
70,300	(162,137)	12,843	(11,861)	15,269	(36,502)

53,873	(128,849)	5,488	(8,120)	16,541	(36,149)

(1,903)	(351)	115	1,279	1,959	4,310
17	132	0	0	0	0
(48,515)	(40,145)	(15,346)	(692)	0	(1,866)

1	0	(23,817)	0	(88,597)	0

(50,400)	(40,364)	(39,048)	587	(86,638)	2,444

0	0	(8,233)	0	0	0

3,473	(169,213)	(41,793)	(7,533)	(70,097)	(33,705)

313,749	482,962	41,793	49,326	70,097	103,802
$317,222	$313,749	$0	$41,793	$0	$70,097

21,774	24,430	12,786	12,746	9,545	9,289
3,291	2,820	406	473	1,028	1,789
(6,616)	(5,476)	(13,192)	(433)	(10,573)	(1,533)
18,449	21,774	0	12,786	0	9,545

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	JP Morgan International Equity Portfolio		JP Morgan Small Company Portfolio
	01/01/2009 to 4/24/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 4/24/2009**	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$949	$506	$60	$(74)
Capital gains distributions received	954	6,226	239	3,187
Realized gain (loss) on shares redeemed	(4,604)	(213)	(2,144)	(199)
Net change in unrealized gain (loss) on investments	12,190	(25,861)	3,600	(13,361)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,489	(19,342)	1,755	(10,447)

CONTRACT OWNER TRANSACTIONS
Participant net payments	223	337	260	178
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(6,372)	0	(7,353)	(1,124)
Net transfers between other subaccounts or fixed rate option	(30,571)	0	(16,539)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(36,720)	337	(23,632)	(946)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,231)	(19,005)	(21,877)	(11,393)

NET ASSETS
Beginning of period	27,231	46,236	21,877	33,270
End of period	$0	$27,231	$0	$21,877

Beginning units	2,847	2,823	1,923	1,980
Units issued	202	221	387	531
Units redeemed	(3,049)	(197)	(2,310)	(588)
Ending units	0	2,847	0	1,923

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(6,093)	$(8,218)	$(684)	$(789)	$4,505	$2,982
0	111,417	0	8,261	32,381	65,368
(362,191)	(142,622)	(13,001)	(4,375)	(21,509)	(3,211)
1,074,175	(836,332)	74,989	(82,382)	62,273	(216,030)

705,891	(875,755)	61,304	(79,285)	77,650	(150,891)

90,536	88,338	8,061	10,202	(5,819)	(5,487)
(3,988)	(7,499)	(1,689)	(59)	(21)	(20)
(37,916)	(79,597)	(12,783)	(430)	(11,478)	0
238,842	288,886	2,055	0	(698)	(2,877)

287,474	290,128	(4,356)	9,713	(18,016)	(8,384)

0	0	0	0	0	0

993,365	(585,627)	56,948	(69,572)	59,634	(159,275)

1,441,907	2,027,534	131,087	200,659	329,923	489,198
$2,435,272	$1,441,907	$188,035	$131,087	$389,557	$329,923

99,734	84,175	18,232	17,156	19,791	20,145
71,821	60,883	8,822	7,570	1,145	1,063
(55,289)	(45,324)	(9,512)	(6,494)	(2,187)	(1,417)
116,266	99,734	17,542	18,232	18,749	19,791

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	MFS VIT Research Bond Series Portfolio		T.Rowe Price Equity Income Portfolio
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$11,127	$6,768	$58,385	$80,404
Capital gains distributions received	0	0	0	127,734
Realized gain (loss) on shares redeemed	563	(271)	(643,314)	(269,203)
Net change in unrealized gain (loss) on investments	27,039	(14,326)	1,466,830	(1,713,526)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,729	(7,829)	881,901	(1,774,591)

CONTRACT OWNER TRANSACTIONS
Participant net payments	(8,239)	(2,751)	155,644	134,490
Policy loans, net of repayments and interest	(305)	(309)	(2,529)	(832)
Surrenders, withdrawals and death benefits	(24,680)	0	(111,470)	(113,180)
Net transfers between other subaccounts or fixed rate option	848	0	261,289	472,727

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,376)	(3,060)	302,934	493,205

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,353	(10,889)	1,184,835	(1,281,386)

NET ASSETS
Beginning of period	268,248	279,137	3,394,853	4,676,239
End of period	$274,601	$268,248	$4,579,688	$3,394,853

Beginning units	17,845	18,049	308,487	270,363
Units issued	4,436	4,456	179,799	145,858
Units redeemed	(6,485)	(4,660)	(155,299)	(107,734)
Ending units	15,796	17,845	332,987	308,487

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Neuberger Berman AMT Partners Portfolio		Janus Aspen Worldwide Portfolio – Institutional Shares		MFS VIT Strategic Income Series Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$2,345	$64	$4,868	$5,406	$8,444	$4,896
11,142	5,879	0	0	0	0
(4,860)	(1,950)	(8,334)	(5,863)	(5,002)	(315)
22,909	(26,811)	161,136	(395,996)	12,121	(15,635)

31,536	(22,818)	157,670	(396,453)	15,563	(11,054)

68,930	(3,350)	(17,266)	(17,510)	587	822
0	0	0	0	0	0
0	0	(36,484)	(21,651)	(19,908)	0

0	0	0	0	0	0

68,930	(3,350)	(53,750)	(39,161)	(19,321)	822

0	0	0	0	0	0

100,466	(26,168)	103,920	(435,614)	(3,758)	(10,232)

19,746	45,914	458,058	893,672	77,360	87,592
$120,212	$19,746	$561,978	$458,058	$73,602	$77,360

11,836	12,090	65,817	70,724	5,669	5,621
119,527	89	4,487	4,849	619	584
(1,693)	(343)	(11,408)	(9,756)	(1,928)	(536)
129,670	11,836	58,896	65,817	4,360	5,669

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		Janus Aspen Overseas Portfolio – Institutional Shares
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$79	$303	$189	$1,342
Capital gains distributions received	0	0	4,379	28,479
Realized gain (loss) on shares redeemed	(1,508)	2,160	(13,928)	5,181
Net change in unrealized gain (loss) on investments	29,117	(54,608)	99,113	(156,381)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,688	(52,145)	89,753	(121,379)

CONTRACT OWNER TRANSACTIONS
Participant net payments	6,677	14,554	8,003	12,538
Policy loans, net of repayments and interest	(722)	(132)	(2,224)	(123)
Surrenders, withdrawals and death benefits	(8,294)	(28,751)	(8,676)	(36,859)
Net transfers between other subaccounts or fixed rate option	(178)	0	(10)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,517)	(14,329)	(2,907)	(24,444)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,171	(66,474)	86,846	(145,823)

NET ASSETS
Beginning of period	77,089	143,563	111,578	257,401
End of period	$102,260	$77,089	$198,424	$111,578

Beginning units	11,008	12,300	8,493	9,337
Units issued	7,609	8,215	3,068	2,968
Units redeemed	(7,816)	(9,507)	(3,113)	(3,812)
Ending units	10,801	11,008	8,448	8,493

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Lazard U.S. Small-Mid Cap Equity Portfolio		Janus Aspen Enterprise Portfolio – Institutional Shares		AllianceBernstein Real Estate Investment Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(232)	$(251)	$(8,967)	$(4,021)	$632	$922
0	0	0	128,001	525	17,016
(8,174)	(9,032)	(240,271)	(112,824)	(3,774)	(12,733)
31,794	(15,235)	1,004,087	(1,187,144)	10,691	(20,349)

23,388	(24,518)	754,849	(1,175,988)	8,074	(15,144)

5,929	9,309	87,862	139,583	2,879	1,047
(1,569)	(43)	4,447	(10,559)	0	0
(3,512)	(2,530)	(134,268)	(74,496)	(450)	(39,522)
0	0	215,949	287,844	1,323	0

848	6,736	173,990	342,372	3,752	(38,475)

0	0	0	0	0	0

24,236	(17,782)	928,839	(833,616)	11,826	(53,619)

44,310	62,092	1,602,075	2,435,691	24,148	77,767
$68,546	$44,310	$2,530,914	$1,602,075	$35,974	$24,148

4,552	4,034	206,441	175,966	11,207	12,843
2,935	2,926	123,051	108,803	1,095	788
(2,853)	(2,408)	(103,105)	(78,328)	(855)	(2,424)
4,634	4,552	226,387	206,441	11,447	11,207
The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	DWS Government & Agency Securities Portfolio VIP		Prudential Conservative Balanced Portfolio
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$905	$892	$24,208	$16,450
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	133	(41)	(63,775)	(30,407)
Net change in unrealized gain (loss) on investments	657	74	169,619	(124,972)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,695	925	130,052	(138,929)

CONTRACT OWNER TRANSACTIONS
Participant net payments	4,502	(438)	26,400	91,110
Policy loans, net of repayments and interest	0	0	(273)	(388)
Surrenders, withdrawals and death benefits	(326)	(1,134)	(149,574)	(9,084)
Net transfers between other subaccounts or fixed rate option	(3,408)	0	121,393	121,553

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	768	(1,572)	(2,054)	203,191

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	10,000	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,463	(647)	137,998	64,262

NET ASSETS
Beginning of period	19,598	20,245	664,869	600,607
End of period	$22,061	$19,598	$802,867	$664,869

Beginning units	10,661	10,784	66,225	46,800
Units issued	4,990	882	65,570	55,887
Units redeemed	(4,392)	(1,005)	(55,878)	(36,462)
Ending units	11,259	10,661	75,917	66,225

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund
01/20/2009* to 12/31/2009	01/20/2009* to 12/31/2009	01/20/2009* to 12/31/2009	01/20/2009* to 12/31/2009	01/20/2009* to 12/31/2009	02/10/2009* to 12/31/2009

$(1)	$(45)	$(4)	$428	$41	$324
0	0	0	0	0	0
1	13	(5)	(4)	(7)	5
147	2,739	296	5,314	386	3,874

147	2,707	287	5,738	420	4,203

397	2,278	2,773	1,731	4,536	1
0	0	0	0	0	0
(27)	(15)	0	0	0	0
921	20,158	1,666	1,294	5,410	0

1,291	22,421	4,439	3,025	9,946	1

0	0	0	10,000	0	10,000
1,438	25,128	4,726	18,763	10,366	14,204

0	0	0	0	0	0
$1,438	$25,128	$4,726	$18,763	$10,366	$14,204

0	0	0	0	0	0
171	2,512	505	10,401	1,258	1,000
(52)	(349)	(108)	(125)	(308)	0
119	2,163	397	10,276	950	1,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio	T. Rowe Price International Stock Portfolio	DWS Bond VIP
	02/10/2009* to 12/31/2009	02/10/2009* to 12/31/2009	02/10/2009* to 12/31/2009	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$(45)	$281	$318	$728	$536
Capital gains distributions received	0	36	0	0	0
Realized gain (loss) on shares redeemed	8	0	10	0	0
Net change in unrealized gain (loss) on investments	3,444	412	6,352	129	(2,252)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,407	729	6,680	857	(1,716)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	1	3	0	0
Policy loans, net of repayments and interest	0	0	0	0	0
Surrenders, withdrawals and death benefits	(1)	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1)	1	3	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	10,000	10,000	10,000	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,406	10,730	16,683	857	(1,716)

NET ASSETS
Beginning of period	0	0	0	8,513	10,229
End of period	$13,406	$10,730	$16,683	$9,370	$8,513

Beginning units	0	0	0	10,000	10,000
Units issued	1,000	1,030	1,000	0	0
Units redeemed	0	(29)	0	0	0
Ending units	1,000	1,001	1,000	10,000	10,000

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
AIM V.I. Core Equity Fund		Van Eck Global Worldwide Emerging Markets Fund		Fidelity VIP Equity-Income Portfolio – Service Class
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$202	$210	$11	$0	$357	$195
0	0	430	4,437	0	8
(73)	0	0	0	(193)	0
2,118	(3,383)	4,616	(12,656)	3,913	(4,298)

2,247	(3,173)	5,057	(8,219)	4,077	(4,095)

1,228	0	0	0	10,566	0
0	0	0	0	0	0
0	0	0	0	0	0

1,147	0	0	0	0	0

2,375	0	0	0	10,566	0

0	0	0	0	0	0

4,622	(3,173)	5,057	(8,219)	14,643	(4,095)

7,356	10,529	4,468	12,687	5,495	9,590
$11,978	$7,356	$9,525	$4,468	$20,138	$5,495

10,000	10,000	10,000	10,000	10,000	10,000
4,829	0	0	0	18,411	0
(2,136)	0	0	0	(336)	0
12,693	10,000	10,000	10,000	28,075	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	UIF Core Plus Fixed Income Portfolio		Prudential SP PIMCO High Yield Portfolio
	01/01/2009 to 04/30/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$0	$455	$1,445	$775
Capital gains distributions received	0	0	0	10
Realized gain (loss) on shares redeemed	(1,380)	0	1,752	0
Net change in unrealized gain (loss) on investments	1,530	(1,511)	3,933	(3,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150	(1,056)	7,130	(2,590)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	11,851	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	(15,998)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	(4,147)	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	(9,440)	0	(10,550)	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,290)	(1,056)	(7,567)	(2,590)

NET ASSETS
Beginning of period	9,290	10,346	7,567	10,157
End of period	$0	$9,290	$0	$7,567

Beginning units	10,000	10,000	10,000	10,000
Units issued	0	0	15,266	0
Units redeemed	(10,000)	0	(25,266)	0
Ending units	0	10,000	0	10,000

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
DWS Strategic Income VIP		PIMCO Long-Term U.S Portfolio		PIMCO Real Return Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$524	$614	$715	$421	$559	$386
0	134	1,902	133	3,683	16
0	0	(8)	0	1,187	0
1,648	(1,550)	(3,125)	1,337	(3,364)	(1,165)

2,172	(802)	(516)	1,891	2,065	(763)

0	0	14,399	0	86,374	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	14,399	0	86,374	0

0	0	0	0	0	0

2,172	(802)	13,883	1,891	88,439	(763)

9,557	10,359	12,829	10,938	10,097	10,860
$11,729	$9,557	$26,712	$12,829	$98,536	$10,097

10,000	10,000	10,000	10,000	10,000	10,000
0	0	11,938	0	211,322	0
0	0	(160)	0	(138,868)	0
10,000	10,000	21,778	10,000	82,454	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	DWS Global Thematic VIP		DWS Capital Growth VIP
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$93	$123	$44	$102
Capital gains distributions received	0	2,554	0	0
Realized gain (loss) on shares redeemed	0	0	(891)	0
Net change in unrealized gain (loss) on investments	2,250	(7,561)	19,851	(3,741)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,343	(4,884)	19,004	(3,639)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	98,369	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(1)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	6,645	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1)	0	105,014	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,342	(4,884)	124,018	(3,639)

NET ASSETS
Beginning of period	5,345	10,229	7,396	11,035
End of period	$7,687	$5,345	$131,414	$7,396

Beginning units	10,000	10,000	10,000	10,000
Units issued	0	0	221,124	0
Units redeemed	0	0	(91,322)	0
Ending units	10,000	10,000	139,802	10,000

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
PIMCO All Asset Portfolio		Franklin Templeton Mutual Discovery Securities Fund – Class 2		PIMCO Global Bond Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$697	$619	$234	$208	$363	$374
0	30	609	390	1,079	0
0	0	(1,796)	0	0	0
1,222	(2,323)	5,338	(3,643)	380	(467)

1,919	(1,674)	4,385	(3,045)	1,822	(93)

0	0	14,299	0	1	0
0	0	0	0	0	0
(1)	0	0	0	0	0

0	0	(5)	0	0	0

(1)	0	14,294	0	1	0

0	0	0	0	0	0

1,918	(1,674)	18,679	(3,045)	1,823	(93)

8,893	10,567	7,657	10,702	10,826	10,919
$10,811	$8,893	$26,336	$7,657	$12,649	$10,826

10,000	10,000	10,000	10,000	10,000	10,000
0	0	30,306	0	0	0
0	0	(12,410)	0	0	0
10,000	10,000	27,896	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	UIF U.S. Mid Cap Value Portfolio		PIMCO Total Return Portfolio
	01/01/2009 to 07/28/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$73	$72	$2,036	$492
Capital gains distributions received	0	2,643	5,024	212
Realized gain (loss) on shares redeemed	(4,527)	0	465	0
Net change in unrealized gain (loss) on investments	7,848	(6,904)	(3,893)	(188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,394	(4,189)	3,632	516

CONTRACT OWNER TRANSACTIONS
Participant net payments	13,986	0	147,796	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(16,380)	0	4,084	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,394)	0	151,880	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	(6,958)	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,958)	(4,189)	155,512	516

NET ASSETS
Beginning of period	5,958	10,147	11,273	10,757
End of period	$0	$5,958	$166,785	$11,273

Beginning units	10,000	10,000	10,000	10,000
Units issued	32,225	0	323,363	0
Units redeemed	(42,225)	0	(203,626)	0
Ending units	0	10,000	129,737	10,000

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Fidelity VIP Investment Grade Bond Portfolio – Service Class		Fidelity VIP Overseas Portfolio – Service Class		AllianceBernstein VPS International Growth Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$947	$408	$150	$226	$296	$0
14	8	8	1,043	0	179
0	0	0	0	(440)	0
586	(758)	1,428	(5,958)	3,238	(5,638)

1,547	(342)	1,586	(4,689)	3,094	(5,459)

1	0	0	0	6,019	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	2,011	0

1	0	0	0	8,030	0

0	0	0	0	0	0

1,548	(342)	1,586	(4,689)	11,124	(5,459)

9,876	10,218	6,002	10,691	5,719	11,178
$11,424	$9,876	$7,588	$6,002	$16,843	$5,719

10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	13,054	0
0	0	0	0	(7,333)	0
10,000	10,000	10,000	10,000	15,721	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	UIF Value Portfolio		AllianceBernstein VPS International Value Portfolio
	01/01/2009 to 04/30/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$0	$262	$472	$90
Capital gains distributions received	0	1,317	0	498
Realized gain (loss) on shares redeemed	(6,644)	0	(575)	0
Net change in unrealized gain (loss) on investments	6,556	(4,876)	10,266	(5,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(88)	(3,297)	10,163	(5,318)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	28,404	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(1)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1)	0	28,404	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	(5,812)	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,901)	(3,297)	38,567	(5,318)

NET ASSETS
Beginning of period	5,901	9,198	4,681	9,999
End of period	$0	$5,901	$43,248	$4,681

Beginning units	10,000	10,000	10,000	10,000
Units issued	0	0	59,665	0
Units redeemed	(10,000)	0	(1,068)	0
Ending units	0	10,000	68,597	10,000

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2015 Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio		UIF Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 04/30/2009**	01/01/2008 to 12/31/2008

$5,013	$254	$0	$0	$0	$0
1,100	441	0	731	0	2,847
(1,111)	0	0	0	(7,841)	0
14,735	(3,512)	3,150	(5,182)	8,535	(10,147)

19,737	(2,817)	3,150	(4,451)	694	(7,300)

132,216	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

(1,141)	0	0	0	0	0

131,075	0	0	0	0	0

0	0	0	0	(6,285)	0

150,812	(2,817)	3,150	(4,451)	(5,591)	(7,300)

7,582	10,399	7,135	11,586	5,591	12,891
$158,394	$7,582	$10,285	$7,135	$0	$5,591

10,000	10,000	10,000	10,000	10,000	10,000
251,537	0	0	0	0	0
(94,482)	0	0	0	(10,000)	0
167,055	10,000	10,000	10,000	0	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	AIM V.I. International Growth Fund		Franklin Templeton Large Cap Value Securities Fund
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$267	$51	$371	$0
Capital gains distributions received	0	123	0	0
Realized gain (loss) on shares redeemed	(83)	0	(28)	0
Net change in unrealized gain (loss) on investments	4,501	(4,651)	5,483	(3,490)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,685	(4,477)	5,826	(3,490)

CONTRACT OWNER TRANSACTIONS
Participant net payments	10,963	0	11,991	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	2,604	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,963	0	14,595	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,648	(4,477)	20,421	(3,490)

NET ASSETS
Beginning of period	6,611	11,088	6,434	9,924
End of period	$22,259	$6,611	$26,855	$6,434

Beginning units	10,000	10,000	10,000	10,000
Units issued	15,108	0	23,034	0
Units redeemed	(247)	0	(106)	0
Ending units	24,861	10,000	32,928	10,000

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Franklin Templeton Global Bond Fund – Class 2		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio		Neuberger Berman AMT Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$9,073	$410	$22	$757	$(54)	$0
0	0	0	0	0	0
(689)	0	2,505	0	(90)	0
2,971	267	12,099	(4,397)	10,818	(4,882)

11,355	677	14,626	(3,640)	10,674	(4,882)

87,894	0	88,405	0	24,994	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	(15,776)	0	5,383	0

87,894	0	72,629	0	30,377	0

0	0	0	0	0	0

99,249	677	87,255	(3,640)	41,051	(4,882)

11,580	10,903	5,739	9,379	6,374	11,256
$110,829	$11,580	$92,994	$5,739	$47,425	$6,374

10,000	10,000	10,000	10,000	10,000	10,000
94,390	0	329,178	0	46,889	0
(23,747)	0	(219,726)	0	(371)	0
80,643	10,000	119,452	10,000	56,518	10,000
The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Fidelity VIP Mid Cap Portfolio – Service Class		Franklin Templeton Strategic Income Securities Fund – Class 2
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$439	$33	$2,715	$699
Capital gains distributions received	0	1,491	0	25
Realized gain (loss) on shares redeemed	(277)	0	(471)	0
Net change in unrealized gain (loss) on investments	11,943	(5,772)	4,967	(1,889)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,105	(4,248)	7,211	(1,165)

CONTRACT OWNER TRANSACTIONS
Participant net payments	34,620	0	29,211	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	34,620	0	29,211	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,725	(4,248)	36,422	(1,165)

NET ASSETS
Beginning of period	6,503	10,751	9,211	10,376
End of period	$53,228	$6,503	$45,633	$9,211

Beginning units	10,000	10,000	10,000	10,000
Units issued	49,204	0	32,274	0
Units redeemed	(725)	0	(2,875)	0
Ending units	58,479	10,000	39,399	10,000

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Fidelity VIP Value Strategies Portfolio – Service Class		Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Conservative Asset Allocation Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 11/20/2009**	01/01/2008 to 12/31/2008

$123	$53	$258	$233	$596	$308
0	1,596	69	705	0	512
(780)	0	(2,245)	0	468	0
11,460	(6,469)	3,722	(4,036)	2,745	(3,006)

10,803	(4,820)	1,804	(3,098)	3,809	(2,186)

5,679	0	794	0	16,537	0
0	0	0	0	0	0
0	0	0	0	0	0

20,716	0	(914)	0	(18,635)	0

26,395	0	120	0	(2,098)	0

0	0	(9,437)	0	(10,343)	0

37,198	(4,820)	(7,753)	(3,098)	(8,632)	(2,186)

4,599	9,419	7,753	10,851	8,632	10,818
$41,797	$4,599	$0	$7,753	$0	$8,632

10,000	10,000	10,000	10,000	10,000	10,000
48,759	0	983	0	18,335	0
(1,120)	0	(10,983)	0	(28,335)	0
57,639	10,000	0	10,000	0	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Prudential Diversified Conservative Growth Portfolio		Fidelity VIP Money Market Portfolio
	01/01/2009 to 11/20/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$3,340	$373	$281	$302
Capital gains distributions received	0	698	0	0
Realized gain (loss) on shares redeemed	10,869	0	0	0
Net change in unrealized gain (loss) on investments	3,598	(3,333)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,807	(2,262)	281	302

CONTRACT OWNER TRANSACTIONS
Participant net payments	73,322	0	268,850	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(89,514)	0	(27,450)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,192)	0	241,400	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	(9,848)	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,233)	(2,262)	241,681	302

NET ASSETS
Beginning of period	8,233	10,495	10,639	10,337
End of period	$0	$8,233	$252,320	$10,639

Beginning units	10,000	10,000	10,000	10,000
Units issued	106,402	0	450,288	0
Units redeemed	(116,402)	0	(224,572)	0
Ending units	0	10,000	235,716	10,000

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
DWS Blue Chip VIP		Neuberger Berman AMT Socially Responsive Portfolio		Prudential SP Aggressive Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008

$131	$148	$158	$199	$141	$95
0	1,609	0	680	0	947
0	0	0	0	(2,240)	0
1,975	(5,638)	1,836	(5,012)	5,325	(5,644)

2,106	(3,881)	1,994	(4,133)	3,226	(4,602)

0	0	0	0	7,435	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	(8,857)	0

0	0	0	0	(1,422)	0

0	0	0	0	(8,111)	0

2,106	(3,881)	1,994	(4,133)	(6,307)	(4,602)

6,201	10,082	6,346	10,479	6,307	10,909
$8,307	$6,201	$8,340	$6,346	$0	$6,307

10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	11,381	0
0	0	0	0	(21,381)	0
10,000	10,000	10,000	10,000	0	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Prudential SP Growth Asset Allocation Portfolio		Fidelity VIP Freedom 2025 Portfolio
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$220	$156	$1,224	$223
Capital gains distributions received	149	914	333	558
Realized gain (loss) on shares redeemed	(66)	0	(3,363)	0
Net change in unrealized gain (loss) on investments	2,661	(5,031)	11,629	(4,347)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,964	(3,961)	9,823	(3,566)

CONTRACT OWNER TRANSACTIONS
Participant net payments	6,298	0	28,254	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,298	0	28,254	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,262	(3,961)	38,077	(3,566)

NET ASSETS
Beginning of period	6,933	10,894	6,860	10,426
End of period	$16,195	$6,933	$44,937	$6,860

Beginning units	10,000	10,000	10,000	10,000
Units issued	8,629	0	47,958	0
Units redeemed	(137)	0	(7,553)	0
Ending units	18,492	10,000	50,405	10,000

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Fidelity VIP Contrafund Portfolio – Service Class		Prudential Natural Resources Portfolio		Van Eck Global Worldwide Hard Assets Fund
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$239	$83	$107	$99	$22	$34
0	262	2,655	1,674	44	1,875
(5,314)	0	3	0	0	0
11,385	(5,115)	9,590	(9,514)	3,981	(7,931)

6,310	(4,770)	12,355	(7,741)	4,047	(6,022)

10,918	0	(1)	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

10,918	0	(1)	0	0	0

0	0	10,000	0	0	0

17,228	(4,770)	22,354	(7,741)	4,047	(6,022)

6,424	11,194	6,865	14,606	7,034	13,056
$23,652	$6,424	$29,219	$6,865	$11,081	$7,034

10,000	10,000	10,000	10,000	10,000	10,000
25,085	0	1,024	0	0	0
(7,944)	0	(23)	0	0	0
27,141	10,000	11,001	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	Van Eck Global Worldwide Real Estate Fund		Fidelity VIP Freedom 2020 Portfolio – Service Class
	01/01/2009 to 12/18/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$(22)	$387	$464	$228
Capital gains distributions received	0	1,248	132	489
Realized gain (loss) on shares redeemed	(16,152)	0	(14)	0
Net change in unrealized gain (loss) on investments	7,448	(6,775)	2,452	(4,126)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,726)	(5,140)	3,034	(3,409)

CONTRACT OWNER TRANSACTIONS
Participant net payments	17,827	0	6,160	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(7,471)	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,356	0	6,160	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	(5,816)	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,186)	(5,140)	9,194	(3,409)

NET ASSETS
Beginning of period	4,186	9,326	7,013	10,422
End of period	$0	$4,186	$16,207	$7,013

Beginning units	10,000	10,000	10,000	10,000
Units issued	1,871,715	0	8,004	0
Units redeemed	(1,881,715)	0	(57)	0
Ending units	0	10,000	17,947	10,000

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Fidelity VIP Index 500 Portfolio – Service Class		PIMCO Low Duration Portfolio		PIMCO Short-Term Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$2,056	$181	$1,182	$435	$836	$379
298	91	2,861	174	1,126	0
7,728	0	(7)	0	(8)	0
24,111	(3,990)	756	(654)	1,151	(411)

34,193	(3,718)	4,792	(45)	3,105	(32)

213,092	0	48,490	0	116,235	0
0	0	0	0	0	0
0	0	0	0	0	0

(137,401)	0	0	0	0	0

75,691	0	48,490	0	116,235	0

0	0	0	0	0	0

109,884	(3,718)	53,282	(45)	119,340	(32)

6,313	10,031	10,564	10,609	10,287	10,319
$116,197	$6,313	$63,846	$10,564	$129,627	$10,287

10,000	10,000	10,000	10,000	10,000	10,000
422,844	0	43,924	0	108,075	0
(287,310)	0	(592)	0	(1,179)	0
145,534	10,000	53,332	10,000	116,896	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	DWS Dreman High Return Equity VIP		DWS Small Cap Index VIP
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$453	$243	$115	$131
Capital gains distributions received	0	1,536	436	835
Realized gain (loss) on shares redeemed	(7,053)	0	(4,879)	0
Net change in unrealized gain (loss) on investments	10,425	(6,300)	6,304	(4,223)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,825	(4,521)	1,976	(3,257)

CONTRACT OWNER TRANSACTIONS
Participant net payments	4,774	0	3,898	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,774	0	3,898	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,599	(4,521)	5,874	(3,257)

NET ASSETS
Beginning of period	5,312	9,833	6,287	9,544
End of period	$13,911	$5,312	$12,161	$6,287

Beginning units	10,000	10,000	10,000	10,000
Units issued	33,512	0	15,524	0
Units redeemed	(22,613)	0	(10,242)	0
Ending units	20,899	10,000	15,282	10,000

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Franklin Templeton Global Asset Allocation Fund – Class 2		Royce Micro-Cap Portfolio		Royce Small-Cap Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$2,741	$1,013	$(22)	$218	$0	$54
0	1,267	0	915	0	694
687	0	(4,524)	0	(4)	0
2,518	(4,989)	13,268	(5,315)	2,351	(3,229)

5,946	(2,709)	8,722	(4,182)	2,347	(2,481)

11,880	0	10,158	0	53	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	5	0

11,880	0	10,158	0	58	0

(2,192)	0	0	0	0	0

15,634	(2,709)	18,880	(4,182)	2,405	(2,481)

8,084	10,793	5,484	9,666	6,647	9,128
$23,718	$8,084	$24,364	$5,484	$9,052	$6,647

10,000	10,000	10,000	10,000	10,000	10,000
14,299	0	24,103	0	157	0
(213)	0	(5,961)	0	(85)	0
24,086	10,000	28,142	10,000	10,072	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	AllianceBernstein VPS Small Cap Growth Portfolio		AIM V.I. Small Cap Equity Fund
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(68)	$0	$12	$0
Capital gains distributions received	0	0	0	30
Realized gain (loss) on shares redeemed	1,289	0	(15)	0
Net change in unrealized gain (loss) on investments	9,550	(4,845)	3,364	(3,211)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,771	(4,845)	3,361	(3,181)

CONTRACT OWNER TRANSACTIONS
Participant net payments	79,996	0	6,195	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(56,646)	0	1,369	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,350	0	7,564	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,121	(4,845)	10,925	(3,181)

NET ASSETS
Beginning of period	5,794	10,639	6,980	10,161
End of period	$39,915	$5,794	$17,905	$6,980

Beginning units	10,000	10,000	10,000	10,000
Units issued	152,125	0	11,213	0
Units redeemed	(113,529)	0	(63)	0
Ending units	48,596	10,000	21,150	10,000

The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Franklin Templeton Small Cap Value Securities Fund – Class 2		Van Eck Global Worldwide Multi Manager Alternatives Fund		Fidelity VIP Freedom 2030 Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$3,956	$96	$24	$9	$296	$195
0	667	499	294	144	649
(4,483)	0	0	0	(4,075)	0
27,423	(3,841)	665	(1,594)	7,765	(4,823)

26,896	(3,078)	1,188	(1,291)	4,130	(3,979)

110,073	0	0	0	5,905	0
0	0	0	0	0	0
0	0	0	0	0	0

871	0	0	0	(52)	0

110,944	0	0	0	5,853	0

0	0	0	0	0	0

137,840	(3,078)	1,188	(1,291)	9,983	(3,979)

6,243	9,321	8,562	9,853	6,472	10,451
$144,083	$6,243	$9,750	$8,562	$16,455	$6,472

10,000	10,000	10,000	10,000	10,000	10,000
295,294	0	0	0	18,268	0
(126,616)	0	0	0	(8,919)	0
178,678	10,000	10,000	10,000	19,349	10,000

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	DWS Technology VIP		AIM V.I. Utilities Fund
	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008
OPERATIONS
Net investment income (loss)	$0	$0	$381	$272
Capital gains distributions received	0	0	96	999
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	3,671	(5,221)	642	(4,853)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,671	(5,221)	1,119	(3,582)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(1)	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	(1)	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,671	(5,221)	1,118	(3,582)

NET ASSETS
Beginning of period	6,076	11,297	7,491	11,073
End of period	$9,747	$6,076	$8,609	$7,491

Beginning units	10,000	10,000	10,000	10,000
Units issued	0	0	0	0
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment
The accompanying notes are an integral part of these financial statements.

SUBACCOUNTS (Continued)
Fidelity VIP Value Leaders Portfolio		Lazard Retirement International Equity Portfolio	AIM V.I. Government Securities Fund	JPMorgan Insurance Trust Core Bond Portfolio	AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	04/27/2009* to 12/31/2009	04/27/2009* to 12/31/2009	04/24/2009* to 12/31/2009	11/13/2009* to 12/31/2009

$104	$119	$729	$497	$(58)	$0
0	14	0	359	0	0
0	0	836	103	(16)	0
1,399	(4,502)	2,633	(740)	(4,234)	84

1,503	(4,369)	4,198	219	(4,308)	84

0	0	24,590	4,002	392	71
0	0	(2)	0	0	0
0	0	0	0	0	0

0	0	139	(4,153)	23,817	914

0	0	24,727	(151)	24,209	985

0	0	10,000	10,000	8,233	9,438

1,503	(4,369)	38,925	10,068	28,134	10,507

5,407	9,776	0	0	0	0
$6,910	$5,407	$38,925	$10,068	$28,134	$10,507

10,000	10,000	0	0	0	0
0	0	63,576	14,066	11,750	10,424
0	0	(34,993)	(4,066)	(202)	(1)
10,000	10,000	28,583	10,000	11,548	10,423

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS
	AST Aggressive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio
	11/13/2009* to 12/31/2009	11/20/2009* to 12/31/2009	04/24/2009* to 12/31/2009	04/24/2009* to 12/31/2009	04/24/2009* to 12/31/2009

OPERATIONS
Net investment income (loss)	$(2)	$(9)	$(129)	$335	$(14)
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	(1)	49	(8,346)	(4)	196
Net change in unrealized gain (loss) on investments	265	443	2,908	(2,259)	1,576

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	262	483	(5,567)	(1,928)	1,758

CONTRACT OWNER TRANSACTIONS
Participant net payments	682	1,935	390	231	261
Policy loans, net of repayments and interest	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(42,332)	0	(2,055)
Net transfers between other subaccounts or fixed rate option	8,857	108,149	88,597	30,571	16,539

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,539	110,084	46,655	30,802	14,745

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	8,111	9,771	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,912	120,338	41,088	28,874	16,503

NET ASSETS
Beginning of period	0	0	0	0	0
End of period	$17,912	$120,338	$41,088	$28,874	$16,503

Beginning units	0	0	0	0	0
Units issued	17,660	130,362	10,869	2,384	1,761
Units redeemed	(11)	(10,481)	(6,624)	(136)	(572)
Ending units	17,649	119,881	4,245	2,248	1,189

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRU BENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

December 31, 2009

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in comformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and seventeen subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund	Advanced Series Trust	Franklin Templeton
Money Market Portfolio	AST Balanced Asset Allocation Portfolio	Developing Markets Securites
Diversified Bond Portfolio	AST Aggressive Asset Allocation Portfolio	Fund - Class 2
Equity Portfolio	AST Preservation Asset Allocation Portfolio	Foreign Securities Fund - Class 2
Flexible Managed Portfolio		Large Cap Value Securities Fund
Conservative Balanced Portfolio	Dreyfus Variable Investment	Small Cap Value Securities Fund -
Value Portfolio	Developing Leaders Portfolio	Class 2
High Yield Bond Portfolio	International Equity Portfolio	Strategic Income Securities Fund -
Natural Resources Portfolio		Class 2
Government Income Portfolio	DWS Variable Series I	Mutual Discovery Securities Fund -
Stock Index Portfolio	Bond VIP	Class 2
Global Portfolio	Capital Growth VIP	Global Asset Allocation Fund -
Jennison Portfolio		Class 2
Jennison 20/20 Focus Portfolio	DWS Variable Series II	Global Bond Fund - Class 2
Small Capitalization Stock Portfolio	Blue Chip VIP	Growth Securities Fund
Diversified Conservative Growth Portfolio	Dreman High Return Equity VIP
SP PIMCO High Yield Portfolio	Dreman Small Mid Cap Value VIP Portfolio	Janus Aspen Series
SP Strategic Partners Focused Growth Portfolio	Global Thematic VIP	Worldwide Portfolio - Institutional
SP Conservative Asset Allocation Portfolio	Government & Agency Securities	Shares
SP Balanced Asset Allocation Portfolio	Portfolio VIP	Janus Portfolio-Institutional Shares
SP Growth Asset Allocation Portfolio	High Income Portfolio	Overseas Portfolio-Institutional
SP Aggressive Growth Asset Allocation Portfolio	Strategic Income VIP	Shares
	Technology VIP	Enterprise Portfolio - Institutional
AIM Variable Insurance		Shares
Core Equity Fund	DWS Investment VIT Funds
International Growth Fund	Small Cap Index VIP	JPMorgan
Small Cap Equity Fund		Bond Portfolio
Utilities Fund	Fidelity Variable Insurance	U.S. Equity Portfolio
Government Securities Fund	Contrafund Portfolio - Service Class	International Equity Portfolio
	Equity-Income Portfolio - Service Class	U.S. Large Cap Core Equity
Alliance Bernstein Variable Product Series	Index 500 Portfolio - Service Class	Portfolio
Real Estate Investment Portfolio	Investment Grade Bond Portfolio -	Small Company Portfolio
International Growth Portfolio	Service Class	Insurance Trust Intrepid Mid Cap
International Value Portfolio	Mid Cap Portfolio - Service Class	Portfolio
Small Cap Growth Portfolio	Money Market Portfolio	Insurance Trust Core Bond Portfolio
	Overseas Portfolio - Service Class	Insurance Trust International Equity
American Century Variable Portfolios	Value Leaders Portfolio	Portfolio
Balanced Fund	Value Strategies Portfolio - Service Class	Insurance Trust Small Cap Portfolio
International Fund	Freedom 2015 Portfolio
Value Fund	Freedom 2020 Portfolio - Service Class	Lazard Retirement Series
	Freedom 2025 Portfolio	U.S. Small-Mid Cap Equity Portfolio
	Freedom 2030 Portfolio	Emerging Markets Equity Portfolio
International Equity Portfolio

Note 1:	General (Continued)

MFS Variable Insurance Trust	PIMCO Variable Insurance Trust	T. Rowe Price (cont.)
Research Series	(cont.)	Personal Strategy Balanced Portfolio
Strategic Income Series	Long-Term U.S. Portfolio	International Stock Portfolio
Research Bond Series	Low Duration Portfolio
	Real Return Portfolio	Universal Institutional Funds
Neuberger Berman Advisors Management	Short-Term Portfolio	Core Plus Fixed Income Portfolio
Trust	Total Return Portfolio	Emerging Markets Equity Portfolio
Short Duration Bond Portfolio		U.S. Mid-Cap Value Portfolio
Partners Portfolio	Royce Capital Fund	Value Portfolio
Mid-Cap Growth Portfolio	Micro-Cap Portfolio
Socially Responsive Portfolio	Small-Cap Portfolio	Van Eck Global Worldwide Insurance Trust
Growth Portfolio		Multi Manager Alternatives Fund
	T. Rowe Price	Emerging Markets Fund
PIMCO Variable Insurance Trust	Mid-Cap Growth Portfolio	Hard Assets Fund
All Asset Portfolio	New America Growth Portfolio	Real Estate Fund
Global Bond Portfolio	Equity Income Portfolio

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009 as net transfers between subaccounts. The transfers occurred as follows:

4/24/2009	Removed Portfolio JPMorgan Bond Portfolio	Surviving Portfolio JPMorgan Core Bond Portfolio
Shares	3,324	2,530
Value	$7.87	$10.34
Net assets before merger	$26,156	$—
Net assets after merger	$—	$26,156

		JPMorgan Insurance Trust
	JPMorgan U.S. Equity	U.S. Equity
Shares	7,163	6,840
Value	$9.94	$10.41
Net assets before merger	$71,202	$—
Net assets after merger	$—	$71,202

	JPMorgan	JPMorgan Insurance Trust
	International Equity	International Equity
Shares	2,961	2,961
Value	$6.88	$6.88
Net assets before merger	$20,370	$—
Net assets after merger	$—	$20,370

	JPMorgan	JPMorgan Insurance Trust
	Small Cap Core	Small Cap Core
Shares	1,558	1,558
Value	$9.03	$9.03
Net assets before merger	$14,066	$—
Net assets after merger	$—	$14,066

11/13/2009	Removed Portfolio	Surviving Portfolio

	Prudential SP PIMCO High Yield Portfolio	Prudential High Yield Bond Portfolio
Shares	3,041	116,155
Value	$8.73	$4.76
Net assets before merger	$26,548	$526,348
Net assets after merger	$—	$552,896

11/13/2009	Prudential SP Balanced	AST Balanced Asset
	Asset Allocation	Allocation Portfolio
Shares	1,130	1,046
Value	$9.16	$9.90
Net assets before merger	$10,351	$—
Net assets after merger	$—	$10,351

Note 1:	General (Continued)

11/20/2009	Prudential SP	AST Preservation
	Conservative Asset Allocation	Asset Allocation Portfolio
Shares	2,830	2,698
Value	$10.24	$10.74
Net assets before merger	$28,978	$—
Net assets after merger	$—	$28,978

	Prudential Diversified	AST Preservation
	Conservative Growth	Asset Allocation Portfolio
Shares	9,722	9,252
Value	$10.22	$10.74
Net assets before merger	$99,362	$—
Net assets after merger	$—	$99,362

11/13/2009	Prudential SP Aggressive	AST Aggressive
	Growth Asset Allocation	Asset Allocation
Shares	2,431	2,103
Value	$6.98	$8.07
Net assets before merger	$16,968	$—
Net assets after merger	$—	$16,968

12/18/2009	Removed Portfolio	Surviving Portfolio

	Van Eck	Fidelity VIP
	Worldwide Real Estate	Money Market Portfolio
Shares	1,495	252,382
Value	$8.89	$1.00
Net assets before merger	$13,288	$239,094
Net assets after merger	$—	$252,382

The following table sets forth the dates on which expirations took place in the Account for funds containing only seed money. As of the date of expiration, the seed money was returned to Prudential.

Date	Fund	Seed Money
4/30/2009	UIF Core Plus Fixed Income Portfolio	9,440
7/28/2009	UIF U.S. Mid Cap Value Portfolio	6,958
4/30/2009	UIF Value Portfolio	5,812
4/30/2009	UIF Emerging Markets Equity Portfolio	6,285

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification ™ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual

Note 2:	Significant Accounting Policies (Continued)

periods ending after September 15, 2009. The Account’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Account’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Account’s financial statements.

Investments – The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

Security Transactions – Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received – Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

The guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. The new guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 – Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 – Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 – Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to participants of variable life insurance policies. Participants may, without restriction, transact at the daily Net Asset Value (s) (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

All assets of the account are classified as Level 1. No reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets held as of December 31, 2009 are presented.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$2,099,907	$(2,639,842)
Prudential Flexible Managed Portfolio	$1,142,490	$(1,019,505)
Prudential Stock Index Portfolio	$2,498,488	$(2,320,035)
Prudential Equity Portfolio	$1,100,954	$(1,039,517)
Neuberger Berman AMT Short Duration Bond Portfolio	$399,159	$(414,245)
DWS High Income Portfolio	$651,073	$(563,658)
MFS VIT Research Series Portfolio	$1,016,190	$(942,402)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,801,957	$(1,393,464)
Franklin Templeton Foreign Securities Fund - Class 2	$1,065,090	$(957,466)
Franklin Templeton Developing Markets Securities Fund - Class 2	$804,525	$(665,023)
Prudential Diversified Bond Portfolio	$156,080	$(165,874)
Prudential High Yield Bond Portfolio	$50,914	$(39,056)
Prudential Value Portfolio	$117,253	$(83,426)
Prudential Jennison Portfolio	$564,364	$(541,264)
Prudential Global Portfolio	$44,442	$(20,278)
American Century VP Balanced Fund	$6,827	$(66,655)
American Century VP International Fund	$4,724	$(11,268)
American Century VP Value Fund	$12,760	$(64,417)
JP Morgan Bond Portfolio	$1,790	$(49,098)
JP Morgan U.S. Large Cap Core Equity Portfolio	$2,536	$(89,266)
JP Morgan International Equity Portfolio	$637	$(37,384)
JP Morgan Small Company Portfolio	$1,052	$(24,703)
T.Rowe Price Mid-Cap Growth Portfolio	$958,247	$(679,271)
T.Rowe Price New America Growth Portfolio	$28,094	$(33,133)
Prudential Small Capitalization Stock Portfolio	$17,240	$(36,716)
MFS VIT Research Bond Series Portfolio	$15,235	$(48,816)
T.Rowe Price Equity Income Portfolio	$1,470,148	$(1,183,717)
Neuberger Berman AMT Partners Portfolio	$71,967	$(3,200)
Janus Aspen Worldwide Portfolio - Institutional Shares	$2,916	$(58,872)
MFS VIT Strategic Income Series Portfolio	$3,810	$(23,462)
Janus Aspen Janus Portfolio - Institutional Shares	$44,868	$(47,771)
Janus Aspen Overseas Portfolio - Institutional Shares	$52,751	$(56,367)
Lazard U.S. Small-Mid Cap Equity Portfolio	$14,540	$(13,923)
Janus Aspen Enterprise Portfolio - Institutional Shares	$810,119	$(645,097)
AllianceBernstein Real Estate Investment Portfolio	$9,608	$(5,946)
DWS Government & Agency Securities Portfolio VIP	$7,562	$(6,837)
Prudential Conservative Balanced Portfolio	$462,171	$(457,417)
Prudential Jennison 20/20 Focus Portfolio	$1,536	$(245)
Dreyfus Variable Investment Fund International Equity Portfolio	$22,977	$(600)
DWS Dreman Small Mid Cap Value VIP Portfolio	$4,611	$(175)
Lazard Retirement Emerging Markets Equity Portfolio	$13,187	$(167)
T. Rowe Price Personal Strategy Balanced Portfolio	$10,488	$(551)
Franklin Templeton Growth Securities Fund	$10,000	$(47)
Neuberger Berman Advisers Management Trust Growth Portfolio	$10,000	$(46)
Prudential Government Income Portfolio	$10,001	$(41)

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
T.Rowe Price International Stock Portfolio	$10,000	$(52)
DWS Bond VIP	$0	$0
AIM V.I. Core Equity Fund	$2,853	$(479)
Van Eck Global Worldwide Emerging Markets Fund	$0	$0
Fidelity VIP Equity-Income Portfolio - Service Class	$10,724	$(171)
UIF Core Plus Fixed Income Portfolio	$0	$(9,440)
Prudential SP PIMCO High Yield Portfolio	$11,914	$(24,851)
DWS Strategic Income VIP	$0	$0
PIMCO Long-Term U.S Portfolio	$14,579	$(195)
PIMCO Real Return Portfolio	$251,720	$(165,364)
DWS Global Thematic VIP	$0	$0
DWS Capital Growth VIP	$111,549	$(6,642)
PIMCO All Asset Portfolio	$0	$0
Franklin Templeton Mutual Discovery Securities Fund - Class 2	$20,261	$(5,990)
PIMCO Global Bond Portfolio	$0	$0
UIF U.S. Mid Cap Value Portfolio	$18,336	$(27,700)
PIMCO Total Return Portfolio	$411,990	$(260,168)
Fidelity VIP Investment Grade Bond Portfolio - Service Class	$0	$0
Fidelity VIP Overseas Portfolio - Service Class	$0	$0
AllianceBernstein VPS International Growth Portfolio	$9,150	$(1,127)
UIF Value Portfolio	$0	$(5,813)
AllianceBernstein VPS International Value Portfolio	$28,860	$(502)
Fidelity VIP Freedom 2015 Portfolio	$135,496	$(4,569)
Prudential SP Strategic Partners Focused Growth Portfolio	$0	$0
UIF Emerging Markets Equity Portfolio	$0	$(6,285)
AIM V.I. International Growth Fund	$11,109	$(160)
Franklin Templeton Large Cap Value Securities Fund	$14,647	$(75)
Franklin Templeton Global Bond Fund - Class 2	$118,774	$(30,991)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$137,009	$(64,455)
Neuberger Berman AMT Mid-Cap Growth Portfolio	$30,573	$(250)
Fidelity VIP Mid Cap Portfolio - Service Class	$35,048	$(479)
Franklin Templeton Strategic Income Securities Fund - Class 2	$31,810	$(2,644)
Fidelity VIP Value Strategies Portfolio - Service Class	$26,956	$(596)
Prudential SP Balanced Asset Allocation Portfolio	$804	$(12,602)
Prudential SP Conservative Asset Allocation Portfolio	$16,749	$(29,208)
Prudential Diversified Conservative Growth Portfolio	$92,556	$(118,710)
Fidelity VIP Money Market Portfolio	$480,905	$(239,734)
DWS Blue Chip VIP	$0	$0
Neuberger Berman AMT Socially Responsive Portfolio	$0	$0
Prudential SP Aggressive Growth Asset Allocation Portfolio	$7,549	$(19,220)
Prudential SP Growth Asset Allocation Portfolio	$6,382	$(91)
Fidelity VIP Freedom 2025 Portfolio	$33,702	$(5,499)
Fidelity VIP Contrafund Portfolio -Service Class	$16,340	$(5,445)
Prudential Natural Resources Portfolio	$10,000	$(56)
Van Eck Global Worldwide Hard Assets Fund	$0	$0
Van Eck Global Worldwide Real Estate Fund	$813,705	$(809,188)
Fidelity VIP Freedom 2020 Portfolio - Service Class	$6,191	$(38)

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Fidelity VIP Index 500 Portfolio - Service Class	$303,826	$(228,342)
PIMCO Low Duration Portfolio	$48,858	$(426)
PIMCO Short-Term Portfolio	$117,405	$(1,283)
DWS Dreman High Return Equity VIP	$16,796	$(12,040)
DWS Small Cap Index VIP	$11,608	$(7,712)
Franklin Templeton Global Asset Allocation Fund - Class 2	$22,027	$(12,371)
Royce Micro-Cap Portfolio	$14,014	$(3,878)
Royce Small-Cap Portfolio	$69	$(12)
AllianceBernstein VPS Small Cap Growth Portfolio	$80,438	$(57,155)
AIM V.I. Small Cap Equity Fund	$7,600	$(49)
Franklin Templeton Small Cap Value Securities Fund - Class 2	$141,481	$(30,696)
Van Eck Global Worldwide Multi Manager Alternatives Fund	$0	$0
Fidelity VIP Freedom 2030 Portfolio	$11,222	$(5,384)
DWS Technology VIP	$0	$0
AIM V.I. Utilities Fund	$0	$0
Fidelity VIP Value Leaders Portfolio	$0	$0
Lazard Retirement International Equity Portfolio	$82,119	$(47,396)
AIM V.I. Government Securities Fund	$14,014	$(4,168)
JPMorgan Core Bond Portfolio	$32,608	$(224)
AST Balanced Asset Allocation Portfolio	$12,664	$(1)
AST Aggressive Asset Allocation Portfolio	$19,789	$(11)
AST Preservation Asset Allocation Portfolio	$130,367	$(10,521)
JPMorgan Insurance Trust U.S. Equity Portfolio	$90,037	$(43,511)
JPMorgan Insurance Trust International Equity Portfolio	$30,854	$(132)
JPMorgan Insurance Trust Small Cap Portfolio	$17,179	$(2,484)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Note 6:	Related Party Transactions (Continued)

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:	Financial Highlights

The following table was developed by determining which products offered by The Prudential Variable Contract Account GI-2 and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by GI-2 as contract owners may not have selected all available and applicable contract options.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were as follows:

	At year ended				For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest – Highest

	Prudential Money Market Portfolio
December 31, 2009	317	$13.60 to	$13.60	$4,307	0.41%	0.45%		–0.07% to	–0.07%
December 31, 2008	355	$13.61 to	$13.61	$4,829	2.59%	0.45%		2.18% to	2.18%
December 31, 2007	324	$13.32 to	$13.32	$4,315	4.94%	0.45%		4.63% to	4.63%
December 31, 2006	341	$12.73 to	$12.73	$4,339	4.65%	0.45%		4.26% to	4.26%
December 31, 2005	310	$12.21 to	$12.21	$3,781	2.86%	0.45%		2.44% to	2.44%

	Prudential Flexible Managed Portfolio
December 31, 2009	287	$1.23 to	$13.13	$3,649	3.50%	0.45%	*	19.47% to	23.00%
December 31, 2008	267	$10.99 to	$10.99	$2,931	2.93%	0.45%		–25.19% to	–25.19%
December 31, 2007	260	$14.69 to	$14.69	$3,824	2.46%	0.45%		5.91% to	5.91%
December 31, 2006	252	$13.87 to	$13.87	$3,497	1.94%	0.45%		11.67% to	11.67%
December 31, 2005	233	$12.42 to	$12.42	$2,891	1.97%	0.45%		3.69% to	3.69%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Stock Index Portfolio
December 31, 2009	1,151	$11.24 to	$11.24	$12,933	2.81%	0.45%		25.59% to	25.59%
December 31, 2008	1,125	$8.95 to	$8.95	$10,081	2.24%	0.45%		–37.28% to	–37.28%
December 31, 2007	1,096	$14.27 to	$14.27	$15,632	1.65%	0.45%		4.70% to	4.70%
December 31, 2006	1,088	$13.63 to	$13.63	$14,829	1.67%	0.45%		15.02% to	15.02%
December 31, 2005	1,098	$11.85 to	$11.85	$13,016	1.56%	0.45%		4.07% to	4.07%

	Prudential Equity Portfolio
December 31, 2009	415	$0.94 to	$12.97	$5,070	1.62%	0.45%	*	37.54% to	38.24%
December 31, 2008	393	$0.68 to	$9.43	$3,618	1.43%	0.45%	*	–38.45% to	–38.18%
December 31, 2007	370	$1.10 to	$15.32	$5,525	1.11%	0.45%		8.81% to	10.00%
December 31, 2006	348	$14.08 to	$14.08	$4,898	1.13%	0.45%		12.10% to	12.10%
December 31, 2005	341	$12.56 to	$12.56	$4,282	1.02%	0.45%		10.98% to	10.98%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Neuberger Berman AMT Short Duration Bond Portfolio
December 31, 2009	103	$13.41 to	$13.41	$1,375	8.14%	0.45%		12.78% to	12.78%
December 31, 2008	103	$11.89 to	$11.89	$1,230	4.92%	0.45%		–13.84% to	–13.84%
December 31, 2007	97	$13.80 to	$13.80	$1,344	2.90%	0.45%		4.31% to	4.31%
December 31, 2006	86	$13.23 to	$13.23	$1,138	3.30%	0.45%		3.76% to	3.76%
December 31, 2005	77	$12.75 to	$12.75	$981	2.69%	0.45%		0.99% to	0.99%

	DWS High Income Portfolio
December 31, 2009	177	$15.09 to	$15.09	$2,672	10.73%	0.45%		39.34% to	39.34%
December 31, 2008	170	$10.83 to	$10.83	$1,841	11.23%	0.45%		–24.27% to	–24.27%
December 31, 2007	163	$14.30 to	$14.30	$2,336	7.90%	0.45%		0.49% to	0.49%
December 31, 2006	151	$14.23 to	$14.23	$2,146	7.63%	0.45%		9.97% to	9.97%
December 31, 2005	138	$12.94 to	$12.94	$1,791	9.74%	0.45%		3.42% to	3.42%

Note 7:	Financial Highlights (Continued)

	At year ended				For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest – Highest

	MFS VIT Research Series Portfolio
December 31, 2009	468	$11.50 to	$11.50	$5,378	1.48%	0.45%		29.94% to	29.94%
December 31, 2008	459	$8.85 to	$8.85	$4,062	0.54%	0.45%		–36.38% to	–36.38%
December 31, 2007	447	$13.91 to	$13.91	$6,219	0.69%	0.45%		12.72% to	12.72%
December 31, 2006	441	$12.34 to	$12.34	$5,438	0.51%	0.45%		9.98% to	9.98%
December 31, 2005	436	$11.22 to	$11.22	$4,894	0.48%	0.45%		7.32% to	7.32%

	Dreyfus Variable Investment Developing Leaders Portfolio
December 31, 2009	611	$11.44 to	$11.44	$6,992	1.66%	0.45%		25.58% to	25.58%
December 31, 2008	568	$9.11 to	$9.11	$5,180	0.91%	0.45%		–37.90% to	–37.90%
December 31, 2007	528	$14.67 to	$14.67	$7,751	0.76%	0.45%		–11.47% to	–11.47%
December 31, 2006	523	$16.57 to	$16.57	$8,665	0.41%	0.45%		3.30% to	3.30%
December 31, 2005	512	$16.04 to	$16.04	$8,213	0.00%	0.45%		5.33% to	5.33%

	Franklin Templeton Foreign Securities Fund – Class 2
December 31, 2009	294	$14.62 to	$14.62	$4,295	3.01%	0.45%		36.51% to	36.51%
December 31, 2008	284	$10.71 to	$10.71	$3,046	2.36%	0.45%		–40.66% to	–40.66%
December 31, 2007	260	$18.05 to	$18.05	$4,700	1.96%	0.45%		14.97% to	14.97%
December 31, 2006	235	$15.70 to	$15.70	$3,683	1.24%	0.45%		20.86% to	20.86%
December 31, 2005	219	$12.99 to	$12.99	$2,847	1.16%	0.45%		9.68% to	9.68%

	Franklin Templeton Developing Markets Securities Fund – Class 2
December 31, 2009	110	$30.53 to	$30.53	$3,356	3.75%	0.45%		71.90% to	71.90%
December 31, 2008	102	$17.76 to	$17.76	$1,818	2.61%	0.45%		–52.92% to	–52.92%
December 31, 2007	94	$37.72 to	$37.72	$3,560	2.31%	0.45%		28.21% to	28.21%
December 31, 2006	84	$29.42 to	$29.42	$2,460	1.10%	0.45%		27.52% to	27.52%
December 31, 2005	74	$23.07 to	$23.07	$1,709	1.29%	0.45%		26.88% to	26.88%

	Prudential Diversified Bond Portfolio
December 31, 2009	54	$1.21 to	$17.97	$726	4.75%	0.45%	*	19.96% to	21.00%
December 31, 2008	50	$1.00 to	$14.98	$611	5.14%	0.45%	*	–3.85% to	–3.85%
December 31, 2007	53	$1.04 to	$15.58	$685	5.10%	0.45%		4.00% to	5.20%
December 31, 2006	41	$14.81 to	$14.81	$600	4.87%	0.45%		4.52% to	4.52%
December 31, 2005	45	$14.17 to	$14.17	$639	5.52%	0.45%		2.82% to	2.82%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential High Yield Bond Portfolio
December 31, 2009	58	$1.15 to	$16.88	$564	9.51%	0.45%	*	46.53% to	47.16%
December 31, 2008	42	$0.78 to	$11.52	$377	8.72%	0.45%	*	–22.63% to	–22.00%
December 31, 2007	43	$1.00 to	$14.89	$498	7.04%	0.45%		0.00% to	2.20%
December 31, 2006	38	$14.57 to	$14.57	$549	7.85%	0.45%		9.79% to	9.79%
December 31, 2005	38	$13.28 to	$13.28	$510	6.85%	0.45%		2.95% to	2.95%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Value Portfolio
December 31, 2009	82	$0.85 to	$16.56	$319	2.00%	0.45%	*	41.42% to	41.67%
December 31, 2008	26	$0.60 to	$11.71	$195	1.85%	0.45%	*	–42.60% to	–42.31%
December 31, 2007	27	$1.04 to	$20.40	$348	1.42%	0.45%		2.72% to	4.00%
December 31, 2006	16	$19.86 to	$19.86	$323	1.51%	0.45%		19.42% to	19.42%
December 31, 2005	14	$16.63 to	$16.63	$240	1.42%	0.45%		16.15% to	16.15%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Jennison Portfolio
December 31, 2009	185	$9.89 to	$9.89	$1,824	0.69%	0.45%		42.51% to	42.51%
December 31, 2008	181	$6.94 to	$6.94	$1,259	0.53%	0.45%		–37.59% to	–37.59%
December 31, 2007	158	$11.12 to	$11.12	$1,755	0.32%	0.45%		11.53% to	11.53%
December 31, 2006	137	$9.97 to	$9.97	$1,362	0.32%	0.45%		1.32% to	1.32%
December 31, 2005	117	$9.84 to	$9.84	$1,152	0.11%	0.45%		14.05% to	14.05%

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest

	Prudential Global Portfolio
December 31, 2009	71	$0.83	to	$11.74	$300	2.97%	0.45%*	30.88%	to	31.75%
December 31, 2008	32	$0.63	to	$8.97	$204	1.75%	0.45%*	–43.23%	to	–42.73%
December 31, 2007	36	$1.10	to	$15.80	$422	1.07%	0.45%	10.00%	to	10.03%
December 31, 2006	29	$14.36	to	$14.36	$415	0.63%	0.45%	19.07%	to	19.07%
December 31, 2005	29	$12.06	to	$12.06	$351	0.59%	0.45%	15.55%	to	15.55%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	American Century VP Balanced Fund
December 31, 2009	6	$12.78	to	$12.78	$76	6.04%	0.45%	14.93%	to	14.93%
December 31, 2008	11	$11.12	to	$11.12	$126	2.55%	0.45%	–20.68%	to	–20.68%
December 31, 2007	12	$14.02	to	$14.02	$161	2.11%	0.45%	4.47%	to	4.47%
December 31, 2006	13	$13.42	to	$13.42	$168	1.88%	0.45%	9.11%	to	9.11%
December 31, 2005	12	$12.30	to	$12.30	$151	1.82%	0.45%	4.47%	to	4.47%

	American Century VP International Fund
December 31, 2009	5	$12.12	to	$12.12	$66	1.97%	0.45%	33.19%	to	33.19%
December 31, 2008	6	$9.10	to	$9.10	$55	0.81%	0.45%	–45.08%	to	–45.08%
December 31, 2007	6	$16.57	to	$16.57	$98	0.66%	0.45%	17.60%	to	17.60%
December 31, 2006	6	$14.09	to	$14.09	$82	1.53%	0.45%	24.47%	to	24.47%
December 31, 2005	5	$11.32	to	$11.32	$61	1.18%	0.45%	12.76%	to	12.76%

	American Century VP Value Fund
December 31, 2009	18	$17.20	to	$17.20	$317	5.63%	0.45%	19.36%	to	19.36%
December 31, 2008	22	$14.41	to	$14.41	$314	2.44%	0.45%	–27.11%	to	–27.11%
December 31, 2007	24	$19.77	to	$19.77	$483	1.55%	0.45%	–5.54%	to	–5.54%
December 31, 2006	24	$20.93	to	$20.93	$511	1.33%	0.45%	18.12%	to	18.12%
December 31, 2005	24	$17.72	to	$17.72	$431	0.85%	0.45%	4.56%	to	4.56%

	JP Morgan Bond Portfolio (expired April 24, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	7.20%	0.45* %	–1.50%	to	–1.20%
December 31, 2008	13	$0.83	to	$12.00	$42	8.77%	0.45* %	–16.38%	to	–16.16%
December 31, 2007	13	$0.99	to	$14.35	$49	7.30%	0.45%	–1.00%	to	0.84%
December 31, 2006	3	$14.23	to	$14.23	$40	4.38%	0.45%	3.72%	to	3.72%
December 31, 2005	4	$13.72	to	$13.72	$62	3.37%	0.45%	2.35%	to	2.35%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	JP Morgan U.S. Large Cap Core Equity Portfolio (expired April 24, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	2.73%	0.45%	–1.09%	to	–1.09%
December 31, 2008	10	$7.34	to	$7.34	$70	1.35%	0.45%	–34.29%	to	–34.29%
December 31, 2007	9	$11.17	to	$11.17	$104	1.08%	0.45%	1.18%	to	1.18%
December 31, 2006	9	$11.04	to	$11.04	$101	0.96%	0.45%	16.09%	to	16.09%
December 31, 2005	9	$9.51	to	$9.51	$83	1.22%	0.45%	0.90%	to	0.90%

	JP Morgan International Equity Portfolio (expired April 24, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	5.23%	0.45%	–4.29%	to	–4.29%
December 31, 2008	3	$9.56	to	$9.56	$27	1.78%	0.45%	–41.64%	to	–41.64%
December 31, 2007	3	$16.38	to	$16.38	$46	1.00%	0.45%	8.84%	to	8.84%
December 31, 2006	3	$15.05	to	$15.05	$46	0.70%	0.45%	21.47%	to	21.47%
December 31, 2005	1	$12.39	to	$12.39	$14	0.83%	0.45%	10.20%	to	10.20%

	JP Morgan Small Company Portfolio (expired April 24, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	0.61%	0.45%	–6.24%	to	–6.24%
December 31, 2008	2	$11.38	to	$11.38	$22	0.19%	0.45%	–32.26%	to	–32.26%
December 31, 2007	2	$16.80	to	$16.80	$33	0.01%	0.45%	–6.09%	to	–6.09%
December 31, 2006	2	$17.89	to	$17.89	$42	0.00%	0.45%	14.46%	to	14.46%
December 31, 2005	2	$15.63	to	$15.63	$36	0.00%	0.45%	2.95%	to	2.95%

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest

	T.Rowe Price Mid-Cap Growth Portfolio
December 31, 2009	116	$20.95	to	$20.95	$2,435	0.13%	0.45%	45.08%	to	45.08%
December 31, 2008	100	$14.44	to	$14.44	$1,442	0.00%	0.45%	–40.06%	to	–40.06%
December 31, 2007	84	$24.09	to	$24.09	$2,028	0.25%	0.45%	17.00%	to	17.00%
December 31, 2006	69	$20.59	to	$20.59	$1,418	0.00%	0.45%	6.19%	to	6.19%
December 31, 2005	52	$19.39	to	$19.39	$1,003	0.00%	0.45%	14.23%	to	14.23%

	T.Rowe Price New America Growth Portfolio
December 31, 2009	18	$10.72	to	$10.72	$188	0.00%	0.45%	49.10%	to	49.10%
December 31, 2008	18	$7.19	to	$7.19	$131	0.00%	0.45%	–38.55%	to	–38.55%
December 31, 2007	17	$11.70	to	$11.70	$201	0.00%	0.45%	13.26%	to	13.26%
December 31, 2006	16	$10.33	to	$10.33	$162	0.05%	0.45%	6.94%	to	6.94%
December 31, 2005	15	$9.66	to	$9.66	$147	0.00%	0.45%	4.01%	to	4.01%

	Prudential Small Capitalization Stock Portfolio
December 31, 2009	19	$20.78	to	$20.78	$390	1.85%	0.45%	24.66%	to	24.66%
December 31, 2008	20	$16.67	to	$16.67	$330	1.15%	0.45%	–31.34%	to	–31.34%
December 31, 2007	20	$24.28	to	$24.28	$489	0.59%	0.45%	–0.98%	to	–0.98%
December 31, 2006	22	$24.52	to	$24.52	$530	0.54%	0.45%	14.15%	to	14.15%
December 31, 2005	26	$21.48	to	$21.48	$566	0.61%	0.45%	6.78%	to	6.78%

	MFS VIT Research Bond Series Portfolio
December 31, 2009	16	$17.38	to	$17.38	$275	4.63%	0.45%	15.64%	to	15.64%
December 31, 2008	18	$15.03	to	$15.03	$268	2.92%	0.45%	–2.84%	to	–2.84%
December 31, 2007	18	$15.47	to	$15.47	$279	3.13%	0.45%	3.76%	to	3.76%
December 31, 2006	22	$14.91	to	$14.91	$324	4.18%	0.45%	3.61%	to	3.61%
December 31, 2005	22	$14.39	to	$14.39	$315	5.12%	0.45%	1.06%	to	1.06%

	T.Rowe Price Equity Income Portfolio
December 31, 2009	333	$13.75	to	$13.75	$4,580	2.05%	0.45%	25.00%	to	25.00%
December 31, 2008	308	$11.00	to	$11.00	$3,395	2.41%	0.45%	–36.42%	to	–36.42%
December 31, 2007	270	$17.30	to	$17.30	$4,676	1.76%	0.45%	2.85%	to	2.85%
December 31, 2006	226	$16.82	to	$16.82	$3,802	1.62%	0.45%	18.45%	to	18.45%
December 31, 2005	196	$14.20	to	$14.20	$2,785	1.60%	0.45%	3.46%	to	3.46%

	Neuberger Berman AMT Partners Portfolio
December 31, 2009	130	$0.79	to	$12.45	$120	3.79%	0.45%*	55.43%	to	56.23%
December 31, 2008	12	$0.50	to	$8.01	$20	0.52%	0.45%*	–52.83%	to	–52.63%
December 31, 2007	12	$1.06	to	$16.91	$46	0.66%	0.45%	6.00%	to	8.82%
December 31, 2006	2	$15.54	to	$15.54	$31	0.84%	0.45%	11.80%	to	11.80%
December 31, 2005	2	$13.90	to	$13.90	$21	1.36%	0.45%	17.53%	to	17.53%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Janus Aspen Worldwide Portfolio – Institutional Shares
December 31, 2009	59	$9.54	to	$9.54	$562	1.45%	0.45%	37.07%	to	37.07%
December 31, 2008	66	$6.96	to	$6.96	$458	1.22%	0.45%	–44.94%	to	–44.94%
December 31, 2007	71	$12.64	to	$12.64	$894	0.76%	0.45%	9.15%	to	9.15%
December 31, 2006	73	$11.58	to	$11.58	$841	1.78%	0.45%	17.68%	to	17.68%
December 31, 2005	74	$9.84	to	$9.84	$727	1.40%	0.45%	5.39%	to	5.39%

	MFS VIT Strategic Income Series Portfolio
December 31, 2009	4	$16.88	to	$16.88	$74	12.02%	0.45%	23.75%	to	23.75%
December 31, 2008	6	$13.64	to	$13.64	$77	6.20%	0.45%	–12.45%	to	–12.45%
December 31, 2007	6	$15.58	to	$15.58	$88	5.05%	0.45%	3.18%	to	3.18%
December 31, 2006	6	$15.10	to	$15.10	$92	5.23%	0.45%	6.26%	to	6.26%
December 31, 2005	6	$14.21	to	$14.21	$85	6.68%	0.45%	1.43%	to	1.43%

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2009	11	$9.51	to	$9.51	$102	0.55%	0.45%	35.86%	to	35.86%
December 31, 2008	11	$7.00	to	$7.00	$77	0.72%	0.45%	–40.02%	to	–40.02%
December 31, 2007	12	$11.67	to	$11.67	$144	0.72%	0.45%	14.52%	to	14.52%
December 31, 2006	15	$10.19	to	$10.19	$149	0.49%	0.45%	10.88%	to	10.88%
December 31, 2005	16	$9.19	to	$9.19	$143	0.34%	0.45%	3.82%	to	3.82%

	Janus Aspen Overseas Portfolio – Institutional Shares
December 31, 2009	8	$23.49	to	$23.49	$198	0.58%	0.45%	78.77%	to	78.77%
December 31, 2008	8	$13.14	to	$13.14	$112	1.17%	0.45%	–52.34%	to	–52.34%
December 31, 2007	9	$27.57	to	$27.57	$257	0.64%	0.45%	27.76%	to	27.76%
December 31, 2006	9	$21.58	to	$21.58	$205	2.06%	0.45%	46.40%	to	46.40%
December 31, 2005	8	$14.74	to	$14.74	$117	1.20%	0.45%	31.72%	to	31.72%

	Lazard U.S. Small-Mid Cap Equity Portfolio
December 31, 2009	5	$14.80	to	$14.80	$69	0.00%	0.45%	52.11%	to	52.11%
December 31, 2008	5	$9.73	to	$9.73	$44	0.00%	0.45%	–36.78%	to	–36.78%
December 31, 2007	4	$15.39	to	$15.39	$62	0.00%	0.45%	–7.62%	to	–7.62%
December 31, 2006	4	$16.66	to	$16.66	$59	0.00%	0.45%	15.61%	to	15.61%
December 31, 2005	3	$14.41	to	$14.41	$43	0.00%	0.45%	3.54%	to	3.54%

	Janus Aspen Enterprise Portfolio – Institutional Shares
December 31, 2009	226	$11.18	to	$11.18	$2,531	0.00%	0.45%	44.26%	to	44.26%
December 31, 2008	206	$7.75	to	$7.75	$1,602	0.27%	0.45%	–44.00%	to	–44.00%
December 31, 2007	176	$13.84	to	$13.84	$2,436	0.23%	0.45%	21.51%	to	21.51%
December 31, 2006	143	$11.39	to	$11.39	$1,624	0.00%	0.45%	13.11%	to	13.11%
December 31, 2005	113	$10.07	to	$10.07	$1,142	0.00%	0.45%	11.81%	to	11.81%

	AllianceBernstein Real Estate Investment Portfolio
December 31, 2009	11	$0.68	to	$20.22	$36	2.84%	0.45%*	28.95%	to	30.77%
December 31, 2008	11	$0.52	to	$15.68	$24	2.20%	0.45%*	–36.00%	to	–35.80%
December 31, 2007	13	$0.81	to	$24.50	$78	1.37%	0.45%	–19.00%	to	–14.93%
December 31, 2006	3	$28.80	to	$28.80	$80	1.97%	0.45%	34.64%	to	34.64%
December 31, 2005	3	$21.39	to	$21.39	$59	3.29%	0.45%	11.17%	to	11.17%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	DWS Government & Agency Securities Portfolio VIP
December 31, 2009	11	$1.18	to	$14.06	$22	4.32%	0.45%*	7.57%	to	8.26%
December 31, 2008	11	$1.09	to	$13.07	$20	4.76%	0.45%*	4.48%	to	4.81%
December 31, 2007	11	$1.04	to	$12.51	$20	4.92%	0.45%	4.00%	to	5.48%
December 31, 2006	1	$11.86	to	$11.86	$11	3.66%	0.45%	3.67%	to	3.67%
December 31, 2005	1	$11.44	to	$11.44	$9	4.33%	0.45%	2.12%	to	2.12%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Conservative Balanced Portfolio
December 31, 2009	76	$1.21	to	$12.00	$803	3.84%	0.45%*	19.52%	to	21.00%
December 31, 2008	66	$10.04	to	$10.04	$665	3.17%	0.45%	–21.75%	to	–21.75%
December 31, 2007	47	$12.83	to	$12.83	$601	3.73%	0.45%	5.60%	to	5.60%
December 31, 2006	29	$12.15	to	$12.15	$348	2.43%	0.45%	9.95%	to	9.95%
December 31, 2005	21	$11.05	to	$11.05	$228	2.24%	0.45%	2.97%	to	2.97%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Jennison 20/20 Focus Portfolio **** (became available January 20, 2009)
December 31, 2009	0	$11.99	to	$11.99	$1	0.00%	0.45%	19.90%	to	19.90%

	Dreyfus Variable International Equity Portfolio (became available January 20, 2009)
December 31, 2009	2	$11.62	to	$11.62	$25	0.00%	0.45%	16.20%	to	16.20%

	DWS Dreman Small Mid Cap Value VIP Portfolio **** (became available January 20, 2009)
December 31, 2009	0	$11.90	to	$11.90	$5	0.00%	0.45%	19.00%	to	19.00%

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest

	Lazard Retirement Emerging Markets Equity Portfolio (became available January 20, 2009)
December 31, 2009	10	$1.56	to	$11.67	$19	4.30%	0.45%*	16.70%	to	56.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	T. Rowe Price Personal Strategy Balanced Portfolio (became available January 20, 2009)
December 31, 2009	1	$10.91	to	$10.91	$10	2.21%	0.45%	9.10%	to	9.10%

	Franklin Templeton Growth Securities Fund (became available February 10, 2009)
December 31, 2009	1	$14.20	to	$14.20	$14	3.10%	0.45%	42.00%	to	42.00%

	Neuberger Berman Advisers Management Trust Growth Portfolio (became available February 10, 2009)
December 31, 2009	1	$13.41	to	$13.41	$13	0.00%	0.45%	34.10%	to	34.10%

	Prudential Government Income Portfolio (became available February 10, 2009)
December 31, 2009	1	$10.73	to	$10.73	$11	3.09%	0.45%	7.30%	to	7.30%

	T. Rowe Price International Stock Portfolio (became available February 10, 2009)
December 31, 2009	1	$16.68	to	$16.68	$17	2.73%	0.45%	66.80%	to	66.80%

	DWS Bond VIP (became available March 26, 2007)
December 31, 2009	10	$0.94	to	$0.94	$9	8.19%	0.00%	10.59%	to	10.59%
December 31, 2008	10	$0.85	to	$0.85	$9	5.51%	0.00%	–16.67%	to	–16.67%
December 31, 2007	10	$1.02	to	$1.02	$10	4.68%	0.00%	2.00%	to	2.00%

	AIM V.I. Core Equity Fund (became available March 26, 2007)
December 31, 2009	13	$0.94	to	$0.94	$12	2.36%	0.00%	27.03%	to	27.03%
December 31, 2008	10	$0.74	to	$0.74	$7	2.24%	0.00%	–29.52%	to	–29.52%
December 31, 2007	10	$1.05	to	$1.05	$11	1.12%	0.00%	5.00%	to	5.00%

	Van Eck Global Worldwide Emerging Markets Fund (became available April 9, 2007)
December 31, 2009	10	$0.95	to	$0.95	$10	0.16%	0.00%	111.11%	to	111.11%
December 31, 2008	10	$0.45	to	$0.45	$4	0.00%	0.00%	–64.57%	to	–64.57%
December 31, 2007	10	$1.27	to	$1.27	$13	0.00%	0.00%	27.00%	to	27.00%

	Fidelity VIP Equity–Income Portfolio – Service Class (became available April 30, 2007)
December 31, 2009	28	$0.71	to	$0.71	$20	3.08%	0.00%	29.09%	to	29.09%
December 31, 2008	10	$0.55	to	$0.55	$5	2.50%	0.00%	–42.71%	to	–42.71%
December 31, 2007	10	$0.96	to	$0.96	$10	1.91%	0.00%	–4.00%	to	–4.00%

	UIF Core Plus Fixed Income Portfolio (became available on April 24, 2007 and expired April 30, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	0.00%	0.00%	1.08%	to	1.08%
December 31, 2008	10	$0.93	to	$0.93	$9	4.71%	0.00%	–9.71%	to	–9.71%
December 31, 2007	10	$1.03	to	$1.03	$10	4.04%	0.00%	3.00%	to	3.00%

	Prudential SP PIMCO High Yield Portfolio(became available on March 19, 2007 and expired November 13, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	17.33%	0.00%	38.16%	to	38.16%
December 31, 2008	10	$0.76	to	$0.76	$8	8.28%	0.00%	–25.49%	to	–25.49%
December 31, 2007	10	$1.02	to	$1.02	$10	5.46%	0.00%	2.00%	to	2.00%

	DWS Strategic Income VIP (became available March 26, 2007)
December 31, 2009	10	$1.17	to	$1.17	$12	5.00%	0.00%	21.88%	to	21.88%
December 31, 2008	10	$0.96	to	$0.96	$10	6.12%	0.00%	–7.69%	to	–7.69%
December 31, 2007	10	$1.04	to	$1.04	$10	5.97%	0.00%	4.00%	to	4.00%

	PIMCO Long-Term U.S Portfolio (became available April 9, 2007)
December 31, 2009	22	$1.23	to	$1.23	$27	3.79%	0.00%	–3.91%	to	–3.91%
December 31, 2008	10	$1.28	to	$1.28	$13	3.72%	0.00%	17.43%	to	17.43%
December 31, 2007	10	$1.09	to	$1.09	$11	3.63%	0.00%	9.00%	to	9.00%

	PIMCO Real Return Portfolio (became available April 9, 2007)
December 31, 2009	82	$1.20	to	$1.20	$99	2.23%	0.00%	18.81%	to	18.81%
December 31, 2008	10	$1.01	to	$1.01	$10	3.53%	0.00%	–7.34%	to	–7.34%
December 31, 2007	10	$1.09	to	$1.09	$11	3.58%	0.00%	9.00%	to	9.00%

Note 7:	Financial Highlights (Continued)

	At year ended				For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest – Highest

	DWS Global Thematic VIP (became available March 26, 2007)
December 31, 2009	10	$0.77 to $	0.77	$8	1.49%	0.00%		45.28% to	45.28%
December 31, 2008	10	$0.53 to $	0.53	$5	1.52%	0.00%		–48.04% to –48.04%
December 31, 2007	10	$1.02 to $	1.02	$10	0.60%	0.00%		2.00% to	2.00%

	DWS Capital Growth VIP (became available March 26, 2007)
December 31, 2009	140	$0.94 to $	0.94	$131	0.25%	0.00%		27.03% to	27.03%
December 31, 2008	10	$0.74 to $	0.74	$7	1.05%	0.00%		–32.73% to –32.73%
December 31, 2007	10	$1.10 to $	1.10	$11	0.59%	0.00%		10.00% to	10.00%

	PIMCO All Asset Portfolio (became available April 9, 2007)
December 31, 2009	10	$1.08 to $	1.08	$11	7.22%	0.00%		21.35% to	21.35%
December 31, 2008	10	$0.89 to $	0.89	$9	6.15%	0.00%		–16.04% to –16.04%
December 31, 2007	10	$1.06 to $	1.06	$11	6.96%	0.00%		6.00% to	6.00%

	Franklin Templeton Mutual Discovery Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2009	28	$0.94 to $	0.94	$26	1.34%	0.00%		22.08% to	22.08%
December 31, 2008	10	$0.77 to $	0.77	$8	2.24%	0.00%		–28.04% to –28.04%
December 31, 2007	10	$1.07 to $	1.07	$11	1.41%	0.00%		7.00% to	7.00%

	PIMCO Global Bond Portfolio (became available April 9, 2007)
December 31, 2009	10	$1.26 to $	1.26	$13	3.16%	0.00%		16.67% to	16.67%
December 31, 2008	10	$1.08 to $	1.08	$11	3.36%	0.00%		–0.92% to	–0.92%
December 31, 2007	10	$1.09 to $	1.09	$11	2.58%	0.00%		9.00% to	9.00%

	UIF U.S. Mid Cap Value Portfolio (became available April 24, 2007 and expired July 28, 2009)
December 31, 2009	0	$0.00 to $	0.00	$0	1.04%	0.00%		16.67% to	16.67%
December 31, 2008	10	$0.60 to $	0.60	$6	0.85%	0.00%		–40.59% to –40.59%
December 31, 2007	10	$1.01 to $	1.01	$10	0.71%	0.00%		1.00% to	1.00%

	PIMCO Total Return Portfolio (became available April 9, 2007)
December 31, 2009	130	$1.29 to $	1.29	$167	4.32%	0.00%		14.16% to	14.16%
December 31, 2008	10	$1.13 to $	1.13	$11	4.47%	0.00%		4.63% to	4.63%
December 31, 2007	10	$1.08 to $	1.08	$11	3.71%	0.00%		8.00% to	8.00%

	Fidelity VIP Investment Grade Bond Portfolio – Service Class (became available April 30, 2007)
December 31, 2009	10	$1.14 to $	1.14	$11	8.88%	0.00%		15.15% to	15.15%
December 31, 2008	10	$0.99 to $	0.99	$10	4.03%	0.00%		–2.94% to	–2.94%
December 31, 2007	10	$1.02 to $	1.02	$10	0.09%	0.00%		2.00% to	2.00%

	Fidelity VIP Overseas Portfolio – Service Class (became available April 30, 2007)
December 31, 2009	10	$0.76 to $	0.76	$8	2.36%	0.00%		26.67% to	26.67%
December 31, 2008	10	$0.60 to $	0.60	$6	2.64%	0.00%		–43.93% to –43.93%
December 31, 2007	10	$1.07 to $	1.07	$11	1.98%	0.00%		7.00% to	7.00%

	AllianceBernstein VPS International Growth Portfolio (became available December 10, 2007)
December 31, 2009	16	$0.80 to $	11.41	$17	3.21%	0.45%	*	14.10% to	40.35%
December 31, 2008	10	$0.57 to $	0.57	$8	0.00%	0.00%		–49.11% to –49.11%
December 31, 2007	10	$1.12 to $	1.12	$11	0.00%	0.00%		–4.00% to	–4.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	UIF Value Portfolio (became available April 24, 2007 and expired April 30, 2009)
December 31, 2009	0	$0.00 to $	0.00	$0	0.00%	0.00%		–1.69% to	–1.69%
December 31, 2008	10	$0.59 to $	0.59	$6	3.40%	0.00%		–35.87% to –35.87%
December 31, 2007	10	$0.92 to $	0.92	$9	2.08%	0.00%		–8.00% to	–8.00%

	Alliance Bernstein VPS International Value Portfolio (became available April 24, 2007)
December 31, 2009	69	$0.63 to $	0.63	$43	1.96%	0.00%		34.68% to	34.68%
December 31, 2008	10	$0.47 to $	0.47	$5	1.16%	0.00%		–53.00% to –53.00%
December 31, 2007	10	$1.00 to $	1.00	$10	1.27%	0.00%		0.00% to	0.00%

Note 7:	Financial Highlights (Continued)

	At year ended				For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest

	Fidelity VIP Freedom 2015 Portfolio (became available April 30, 2007)
December 31, 2009	167	$0.95 to $	0.95	$158	6.44%	0.00%	25.06% to	25.06%
December 31, 2008	10	$0.76 to $	0.76	$8	2.74%	0.00%	–26.92% to –26.92%
December 31, 2007	10	$1.04 to $	1.04	$10	2.65%	0.00%	4.00% to	4.00%

	Prudential SP Strategic Partners Focused Growth Portfolio (became available March 19, 2007)
December 31, 2009	10	$1.03 to $	1.03	$10	0.00%	0.00%	45.07% to	45.07%
December 31, 2008	10	$0.71 to $	0.71	$7	0.00%	0.00%	–38.79% to –38.79%
December 31, 2007	10	$1.16 to $	1.16	$12	0.00%	0.00%	16.00% to	16.00%

	UIF Emerging Markets Equity Portfolio (became available April 24, 2007 and expired April 30, 2009)
December 31, 2009	0	$0.00 to $	0.00	$0	0.00%	0.00%	12.50% to	12.50%
December 31, 2008	10	$0.56 to $	0.56	$6	0.00%	0.00%	–56.59% to –56.59%
December 31, 2007	10	$1.29 to $	1.29	$13	0.46%	0.00%	29.00% to	29.00%

	AIM V.I. International Growth Fund (became available March 26, 2007)
December 31, 2009	25	$0.89 to $	0.89	$22	2.07%	0.00%	34.85% to	34.85%
December 31, 2008	10	$0.66 to $	0.66	$7	0.57%	0.00%	–40.54% to –40.54%
December 31, 2007	10	$1.11 to $	1.11	$11	0.41%	0.00%	11.00% to	11.00%

	Franklin Templeton Large Cap Value Securities Fund (became available March 26, 2007)
December 31, 2009	33	$0.82 to $	0.82	$27	2.33%	0.00%	28.13% to	28.13%
December 31, 2008	10	$0.64 to $	0.64	$6	0.00%	0.00%	–35.35% to –35.35%
December 31, 2007	10	$0.99 to $	0.99	$10	1.59%	0.00%	–1.00% to	–1.00%

	Franklin Templeton Global Bond Fund – Class 2 (became available March 26, 2007)
December 31, 2009	81	$1.37 to $	1.37	$111	14.00%	0.00%	18.68% to	18.68%
December 31, 2008	10	$1.16 to $	1.16	$12	3.63%	0.00%	6.42% to	6.42%
December 31, 2007	10	$1.09 to $	1.09	$11	2.76%	0.00%	9.00% to	9.00%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (became available April 24, 2007)
December 31, 2009	119	$0.78 to $	0.78	$93	0.23%	0.00%	36.84% to	36.84%
December 31, 2008	10	$0.57 to $	0.57	$6	9.65%	0.00%	–39.36% to –39.36%
December 31, 2007	10	$0.94 to $	0.94	$9	0.00%	0.00%	–6.00% to	–6.00%

	Neuberger Berman AMT Mid-Cap Growth Portfolio (became available April 9, 2007)
December 31, 2009	57	$0.84 to $	0.84	$47	0.00%	0.00%	31.25% to	31.25%
December 31, 2008	10	$0.64 to $	0.64	$6	0.00%	0.00%	–43.36% to –43.36%
December 31, 2007	10	$1.13 to $	1.13	$11	0.00%	0.00%	13.00% to	13.00%

	Fidelity VIP Mid Cap Portfolio – Service Class (became available April 30, 2007)
December 31, 2009	58	$0.91 to $	0.91	$53	1.54%	0.00%	39.96% to	39.96%
December 31, 2008	10	$0.65 to $	0.65	$7	0.37%	0.00%	–39.81% to –39.81%
December 31, 2007	10	$1.08 to $	1.08	$11	0.39%	0.00%	8.00% to	8.00%

	Franklin Templeton Strategic Income Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2009	39	$1.16 to $	1.16	$46	8.54%	0.00%	25.75% to	25.75%
December 31, 2008	10	$0.92 to $	0.92	$9	6.94%	0.00%	–11.54% to	–11.54%
December 31, 2007	10	$1.04 to $	1.04	$10	5.03%	0.00%	4.00% to	4.00%

	Fidelity VIP Value Strategies Portfolio – Service Class (became available April 30, 2007)
December 31, 2009	58	$0.73 to $	0.73	$42	0.75%	0.00%	58.70% to	58.70%
December 31, 2008	10	$0.46 to $	0.46	$5	0.72%	0.00%	–51.06% to –51.06%
December 31, 2007	10	$0.94 to $	0.94	$9	0.46%	0.00%	–6.00% to	–6.00%

	Prudential SP Balanced Asset Allocation Portfolio (became available March 19, 2007 and expired November 13, 2009)
December 31, 2009	0	$0.00 to $	0.00	$0	3.52%	0.00%	20.51% to	20.51%
December 31, 2008	10	$0.78 to $	0.78	$8	2.45%	0.00%	–28.44% to –28.44%
December 31, 2007	10	$1.09 to $	1.09	$11	2.99%	0.00%	9.00% to	9.00%

	Prudential SP Conservative Asset Allocation Portfolio (became available March 19, 2007 and expired November 20, 2009)
December 31, 2009	0	$0.00 to $	0.00	$0	3.99%	0.00%	19.77% to	19.77%
December 31, 2008	10	$0.86 to $	0.86	$9	3.11%	0.00%	–20.37% to –20.37%
December 31, 2007	10	$1.08 to $	1.08	$11	3.02%	0.00%	8.00% to	8.00%

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest

	Prudential Diversified Conservative Growth Portfolio (became available March 19, 2007 and expired November 20, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	6.41%	0.00%	28.05%	to	28.05%
December 31, 2008	10	$0.82	to	$0.82	$8	3.88%	0.00%	–21.90%	to	–21.90%
December 31, 2007	10	$1.05	to	$1.05	$10	3.39%	0.00%	5.00%	to	5.00%

	Fidelity VIP Money Market Portfolio (became available April 30, 2007)
December 31, 2009	236	$1.07	to	$1.07	$252	0.47%	0.00%	0.94%	to	0.94%
December 31, 2008	10	$1.06	to	$1.06	$11	2.70%	0.00%	2.91%	to	2.91%
December 31, 2007	10	$1.03	to	$1.03	$10	3.79%	0.00%	3.00%	to	3.00%

	DWS Blue Chip VIP (became available March 26, 2007)
December 31, 2009	10	$0.83	to	$0.83	$8	1.90%	0.00%	33.87%	to	33.87%
December 31, 2008	10	$0.62	to	$0.62	$6	1.77%	0.00%	–38.61%	to	–38.61%
December 31, 2007	10	$1.01	to	$1.01	$10	1.03%	0.00%	1.00%	to	1.00%

	Neuberger Berman AMT Socially Responsive Portfolio (became available April 9, 2007)
December 31, 2009	10	$0.83	to	$0.83	$8	2.25%	0.00%	31.75%	to	31.75%
December 31, 2008	10	$0.63	to	$0.63	$6	2.23%	0.00%	–40.00%	to	–40.00%
December 31, 2007	10	$1.05	to	$1.05	$10	0.09%	0.00%	5.00%	to	5.00%

	Prudential SP Aggressive Growth Asset Allocation Portfolio (became available March 19, 2007 and expired November 13, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	1.56%	0.00%	25.40%	to	25.40%
December 31, 2008	10	$0.63	to	$0.63	$6	1.07%	0.00%	–42.20%	to	–42.20%
December 31, 2007	10	$1.09	to	$1.09	$11	0.92%	0.00%	9.00%	to	9.00%

	Prudential SP Growth Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2009	18	$0.88	to	$0.88	$16	2.08%	0.00%	27.54%	to	27.54%
December 31, 2008	10	$0.69	to	$0.69	$7	1.70%	0.00%	–36.70%	to	–36.70%
December 31, 2007	10	$1.09	to	$1.09	$11	1.47%	0.00%	9.00%	to	9.00%

	Fidelity VIP Freedom 2025 Portfolio (became available April 30, 2007)
December 31, 2009	50	$0.89	to	$0.89	$45	4.12%	0.00%	29.96%	to	29.96%
December 31, 2008	10	$0.69	to	$0.69	$7	2.49%	0.00%	–33.65%	to	–33.65%
December 31, 2007	10	$1.04	to	$1.04	$10	2.21%	0.00%	4.00%	to	4.00%

	Fidelity VIP Contrafund Portfolio – Service Class (became available April 30, 2007)
December 31, 2009	27	$0.87	to	$0.87	$24	1.49%	0.00%	35.66%	to	35.66%
December 31, 2008	10	$0.64	to	$0.64	$6	0.92%	0.00%	–42.86%	to	–42.86%
December 31, 2007	10	$1.12	to	$1.12	$11	0.93%	0.00%	12.00%	to	12.00%

	Prudential Natural Resources Portfolio (became available March 19, 2007)
December 31, 2009	11	$1.22	to	$17.06	$29	0.82%	0.45%*	70.60%	to	76.81%
December 31, 2008	10	$0.69	to	$0.69	$7	0.78%	0.00%	–52.74%	to	–52.74%
December 31, 2007	10	$1.46	to	$1.46	$15	0.60%	0.00%	46.00%	to	46.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Van Eck Global Worldwide Hard Assets Fund (became available April 9, 2007)
December 31, 2009	10	$1.11	to	$1.11	$11	0.24%	0.00%	58.57%	to	58.57%
December 31, 2008	10	$0.70	to	$0.70	$7	0.29%	0.00%	–46.56%	to	–46.56%
December 31, 2007	10	$1.31	to	$1.31	$13	0.00%	0.00%	31.00%	to	31.00%

	Van Eck Global Worldwide Real Estate Fund (became available April 9, 2007 and expired December 18, 2009)
December 31, 2009	0	$0.00	to	$0.00	$0	0.00%	0.00%	47.62%	to	47.62%
December 31, 2008	10	$0.42	to	$0.42	$4	5.31%	0.00%	–54.84%	to	–54.84%
December 31, 2007	10	$0.93	to	$0.93	$9	0.00%	0.00%	–7.00%	to	–7.00%

	Fidelity VIP Freedom 2020 Portfolio – Service Class (became available April 30, 2007)
December 31, 2009	18	$0.90	to	$0.90	$16	4.36%	0.00%	28.57%	to	28.57%
December 31, 2008	10	$0.70	to	$0.70	$7	2.53%	0.00%	–32.69%	to	–32.69%
December 31, 2007	10	$1.04	to	$1.04	$10	2.32%	0.00%	4.00%	to	4.00%

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest
	Fidelity VIP Index 500 Portfolio – Service Class (became available April 30, 2007)
December 31, 2009	146	$0.80	to	$0.80	$116	2.31%	0.00%	26.48%	to	26.48%
December 31, 2008	10	$0.63	to	$0.63	$6	2.15%	0.00%	–37.00%	to	–37.00%
December 31, 2007	10	$1.00	to	$1.00	$10	2.09%	0.00%	0.00%	to	0.00%

	PIMCO Low Duration Portfolio (became available April 9, 2007)
December 31, 2009	53	$1.20	to	$1.20	$64	3.19%	0.00%	13.32%	to	13.32%
December 31, 2008	10	$1.06	to	$1.06	$11	4.08%	0.00%	0.00%	to	0.00%
December 31, 2007	10	$1.06	to	$1.06	$11	3.64%	0.00%	6.00%	to	6.00%

	PIMCO Short-Term Portfolio (became available April 9, 2007)
December 31, 2009	117	$1.11	to	$1.11	$130	1.52%	0.00%	7.77%	to	7.77%
December 31, 2008	10	$1.03	to	$1.03	$10	3.65%	0.00%	0.00%	to	0.00%
December 31, 2007	10	$1.03	to	$1.03	$10	3.62%	0.00%	3.00%	to	3.00%

	DWS Dreman High Return Equity VIP (became available March 26, 2007)
December 31, 2009	21	$0.67	to	$0.67	$14	3.47%	0.00%	25.30%	to	25.30%
December 31, 2008	10	$0.53	to	$0.53	$5	3.12%	0.00%	–45.92%	to	–45.92%
December 31, 2007	10	$0.98	to	$0.98	$10	1.40%	0.00%	–2.00%	to	–2.00%

	DWS Small Cap Index VIP (became available March 26, 2007)
December 31, 2009	15	$0.80	to	$0.80	$12	1.60%	0.00%	26.98%	to	26.98%
December 31, 2008	10	$0.63	to	$0.63	$6	1.60%	0.00%	–33.68%	to	–33.68%
December 31, 2007	10	$0.95	to	$0.95	$10	0.86%	0.00%	–5.00%	to	–5.00%

	Franklin Templeton Global Asset Allocation Fund – Class 2 (became available March 26, 2007)
December 31, 2009	24	$0.00	to	$0.98	$24	10.71%	0.45%*	21.81%	to	21.90%
December 31, 2008	10	$0.81	to	$0.81	$8	10.55%	0.00%	–25.00%	to	–25.00%
December 31, 2007	10	$1.08	to	$1.08	$11	17.12%	0.00%	8.00%	to	8.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Royce Micro-Cap Portfolio (became available April 24, 2007)
December 31, 2009	28	$0.87	to	$0.87	$24	0.00%	0.00%	57.88%	to	57.88%
December 31, 2008	10	$0.55	to	$0.55	$5	2.69%	0.00%	–43.30%	to	–43.30%
December 31, 2007	10	$0.97	to	$0.97	$10	1.62%	0.00%	–3.00%	to	–3.00%

	Royce Small-Cap Portfolio (became available April 24, 2007)
December 31, 2009	10	$0.90	to	$0.90	$9	0.00%	0.00%	36.36%	to	36.36%
December 31, 2008	10	$0.66	to	$0.66	$7	0.63%	0.00%	–27.47%	to	–27.47%
December 31, 2007	10	$0.91	to	$0.91	$9	0.06%	0.00%	–9.00%	to	–9.00%

	AllianceBernstein VPS Small Cap Growth Portfolio (became available April 24, 2007)
December 31, 2009	49	$0.82	to	$0.82	$40	0.00%	0.00%	41.38%	to	41.38%
December 31, 2008	10	$0.58	to	$0.58	$6	0.00%	0.00%	–45.28%	to	–45.28%
December 31, 2007	10	$1.06	to	$1.06	$11	0.00%	0.00%	6.00%	to	6.00%

	AIM V.I. Small Cap Equity Fund (became available May 1, 2007)
December 31, 2009	21	$0.85	to	$0.85	$18	0.20%	0.00%	21.43%	to	21.43%
December 31, 2008	10	$0.70	to	$0.70	$7	0.00%	0.00%	–31.37%	to	–31.37%
December 31, 2007	10	$1.02	to	$1.02	$10	0.04%	0.00%	–0.57%	to	–0.57%

	Franklin Templeton Small Cap Value Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2009	179	$0.81	to	$0.81	$144	5.22%	0.00%	29.16%	to	29.16%
December 31, 2008	10	$0.62	to	$0.62	$6	1.15%	0.00%	–33.33%	to	–33.33%
December 31, 2007	10	$0.93	to	$0.93	$9	0.64%	0.00%	–7.00%	to	–7.00%

	Van Eck Global Worldwide Multi Manager Alternatives Fund (became available April 9, 2007)
December 31, 2009	10	$0.97	to	$0.97	$10	0.26%	0.00%	12.79%	to	12.79%
December 31, 2008	10	$0.86	to	$0.86	$9	0.10%	0.00%	–13.13%	to	–13.13%
December 31, 2007	10	$0.99	to	$0.99	$10	0.00%	0.00%	–1.00%	to	–1.00%

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units Outstanding (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest

	Fidelity VIP Freedom 2030 Portfolio (became available April 30, 2007)
December 31, 2009	19	$0.85	to	$0.85	$16	2.32%	0.00%	31.40%	to	31.40%
December 31, 2008	10	$0.65	to	$0.65	$6	2.22%	0.00%	–38.10%	to	–38.10%
December 31, 2007	10	$1.05	to	$1.05	$10	2.30%	0.00%	5.00%	to	5.00%

	DWS Technology VIP (became available March 26, 2007)
December 31, 2009	10	$0.97	to	$0.97	$10	0.00%	0.00%	59.02%	to	59.02%
December 31, 2008	10	$0.61	to	$0.61	$6	0.00%	0.00%	–46.02%	to	–46.02%
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%	13.00%	to	13.00%

	AIM V.I. Utilities Fund (became available March 26, 2007)
December 31, 2009	10	$0.86	to	$0.86	$9	5.08%	0.00%	14.67%	to	14.67%
December 31, 2008	10	$0.75	to	$0.75	$7	2.87%	0.00%	–32.43%	to	–32.43%
December 31, 2007	10	$1.11	to	$1.11	$11	1.91%	0.00%	11.00%	to	11.00%

	Fidelity VIP Value Leaders Portfolio (became available April 30, 2007)
December 31, 2009	10	$0.69	to	$0.69	$7	1.80%	0.00%	27.78%	to	27.78%
December 31, 2008	10	$0.54	to	$0.54	$5	1.51%	0.00%	–44.90%	to	–44.90%
December 31, 2007	10	$0.98	to	$0.98	$10	1.43%	0.00%	–2.00%	to	–2.00%

	Lazard Retirement International Equity Portfolio (became available April 27, 2009)
December 31, 2009	29	$1.36	to	$1.36	$39	5.71%	0.00%	36.00%	to	36.00%

	AIM V.I. Government Securities Fund (became available April 27, 2009)
December 31, 2009	10	$1.01	to	$1.01	$10	6.14%	0.00%	1.00%	to	1.00%

	JPMorgan Insurance Trust Core Bond Portfolio (became available April 27, 2009)
December 31, 2009	12	$0.88	to	$12.52	$28	0.00%	0.45%*	5.92%	to	7.32%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	AST Balanced Asset Allocation Portfolio (became available November 13, 2009)
December 31, 2009	10	$1.01	to	$1.01	$11	0.00%	0.00%	1.00%	to	1.00%

	AST Aggressive Asset Allocation Portfolio (became available November 13, 2009)
December 31, 2009	18	$1.01	to	$1.01	$18	0.00%	0.00%	1.00%	to	1.00%

	AST Preservation Asset Allocation Portfolio (became available November 20, 2009)
December 31, 2009	120	$1.00	to	$1.00	$120	0.00%	0.00%	0.00%	to	0.00%

	JPMorgan Insurance Trust U.S. Equity Portfolio (became available April 24, 2009)
December 31, 2009	4	$9.68	to	$9.68	$41	0.00%	0.45%	33.33%	to	33.33%

	JPMorgan Insurance Trust International Equity Portfolio (became available April 24, 2009)
December 31, 2009	2	$12.84	to	$12.84	$29	1.61%	0.45%	40.33%	to	40.33%

	JPMorgan Insurance Trust Small Cap Portfolio (became available April 24, 2009)
December 31, 2009	1	$13.88	to	$13.88	$17	0.22%	0.45%	30.08%	to	30.08%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Note 7:	Financial Highlights (Continued)

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2009 or from the effective date of the subaccount through the end of the reporting period.

****Represents a fund containing less than 1,000 units.

Charges and Expenses

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employer or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL Contract”), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a “COLI Contract”). The COLI Contract Holders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include non qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits. The GVUL Contract charges are as follows:

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals — Not to exceed the lesser of $20 or 2% of the amount received.

Loans — Not to exceed $20 for each loan made.

Transfers — Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Additional statement requests related to a participant’s insurance — Not to exceed $20 per statement.

Note 7:	Financial Highlights (Continued)

C. Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A. Transaction Fees

Premium Load — This charge is deducted to compensate Prudential for the costs of selling the COLI Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Surrenders and partial withdrawals — No charge.

Transfers — Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer.

B. Monthly Charges

Cost of Insurance — Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Note 7:	Financial Highlights (Continued)

Mortality and Expense Risk Charge — The mortality and expense risk charge, currently equal to an effective annual rate of 0.24% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality and expense risk charge is not a daily charge deducted from the Account. Instead, like the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge — This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contract holders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance — Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans — 1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

To deduct the Mortality and Expense Risk Charge from the Variable Investment Options, on each Monthly Date, Prudential converts the dollar amount of the Mortality and Expense Risk Charge into Units. The resulting number of Units are deducted pro-rata from the Variable Investment Options allocated to by the Contract Holder.

To deduct the Cost of Insurance and Administrative Charge from the Variable Investment Options and the Fixed Interest Rate Option, on each Monthly Date, for each Coverage, Prudential calculates the amount in each Variable Investment Option and in the Fixed Interest Rate Option, and divides the sum by the Coverage Fund to obtain an allocation factor. Prudential then calculates the dollar amount of the COI and Administrative Charge for the Coverage and multiplies the result by the allocation factor for each Variable Investment Option and for the Fixed Interest Rate Option to determine the amount to be deducted from each Variable Investment Option and from the Fixed Interest Rate Option. Prudential then converts the dollar amount to be deducted from the Variable Investment Options into Units, and then subtracts such Units from the Variable Investment Options. Prudential subtracts the dollar amount of the charges from the Fixed Interest Rate Option.

Note 8:	Other

Participant net payments - represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest - represent amounts borrowed by contractholders using the policy as the security for the loan and payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits - are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options - are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of The Group Variable Universal Life Subaccounts of

The Prudential Variable Contract Account GI-2

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 30, 2010

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position
December 31, 2009 and 2008 (in millions, except share amounts)

	2009	2008
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2009-$105,356; 2008- $107,067)	$106,208	$97,256
Trading account assets supporting insurance liabilities, at fair value	14,639	12,717
Other trading account assets, at fair value	2,865	4,623
Equity securities, available for sale, at fair value (cost: 2009-$3,996; 2008-$4,378)	4,856	3,630
Commercial mortgage and other loans	26,289	27,717
Policy loans	7,907	7,779
Other long-term investments	3,257	3,513
Short-term investments and other	4,785	3,659
Total investments	170,806	160,894
Cash and cash equivalents	7,139	8,123
Accrued investment income	1,586	1,620
Deferred policy acquisition costs	7,314	8,538
Deferred income taxes, net	-	1,864
Other assets	11,510	17,289
Due from parent and affiliates	5,841	5,568
Separate account assets	132,476	122,735
Total Assets	$336,672	$326,631

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$77,097	$76,863
Policyholders' account balances	71,654	71,199
Policyholders' dividends	1,033	1,132
Securities sold under agreements to repurchase	5,735	7,501
Cash collateral for loaned securities	2,802	3,429
Income taxes	1,354	320
Short-term debt	2,931	5,655
Long-term debt	6,929	8,687
Other liabilities	9,680	11,744
Due to parent and affiliates	4,332	6,300
Separate account liabilities	132,476	122,735
Total liabilities	316,023	315,565

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding
at December 31, 2009 and 2008, respectively)	2	2
Additional paid-in capital	18,372	17,819
Accumulated other comprehensive loss	(447)	(6,590)
Retained earnings (deficit)	2,700	(186)
Total Prudential Insurance Company of America's equity	20,627	11,045
Noncontrolling interests	22	21
Total equity	20,649	11,066
TOTAL LIABILITIES AND EQUITY	$336,672	$326,631

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations
Years Ended December 31, 2009, 2008 and 2007 (in millions)

	2009	2008	2007
REVENUES
Premiums	$9,633	$9,473	$8,873
Policy charges and fee income	2,090	2,180	2,139
Net investment income	8,593	9,250	9,825
Other income	2,661	(113)	1,425
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(3,337)	(2,060)	(149)
Other-than-temporary impairments on fixed maturity securities transferred to
Other Comprehensive Income	2,004	-	-
Other realized investment gains (losses), net	(1,262)	580	602
Total realized investment gains (losses), net	(2,595)	(1,480)	453
Total revenues	20,382	19,310	22,715

BENEFITS AND EXPENSES
Policyholders' benefits	11,047	11,573	10,445
Interest credited to policyholders' account balances	3,648	2,203	3,025
Dividends to policyholders'	1,257	2,151	2,754
General and administrative expenses	3,996	4,175	4,260
Total benefits and expenses	19,948	20,102	20,484

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	434	(792)	2,231
Income taxes:
Current	350	(284)	436
Deferred	(741)	(53)	142
Total income tax expense (benefit)	(391)	(337)	578

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS
OF OPERATING JOINT VENTURES	825	(455)	1,653
Equity in earnings of operating joint ventures, net of taxes	1,487	(218)	224
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,312	(673)	1,877
Income from discontinued operations, net of taxes	-	5	64
NET INCOME (LOSS)	2,312	(668)	1,941
Less: Income attributable to noncontrolling interests	1	2	2
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$2,311	$(670)	$1,939

See Notes to Consolidated Financial Statements

PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity
Years Ended December 31, 2009, 2008 and 2007 (in millions)

					Total
				Accumulated	Prudential
		Additional	Retained	Other	Insurance Company
	Common	Paid-in	Earnings	Comprehensive	of America	Noncontrolling	Total
	Stock	Capital	(Deficit)	Income (Loss)	Equity	Interests	Equity
Balance, December 31, 2006	$2	$15,770	$1,987	$(82)	$17,677	$16	$17,693
Dividends to parent	-	-	(1,887)	-	(1,887)	-	(1,887)
Capital contribution from parent	-	34	-	-	34	-	34
Distributions to noncontrolling interests	-	-	-	-	-	(2)	(2)
Consolidations/deconsolidations of
noncontrolling interests	-	-	-	-	-	4	4
Purchase of fixed maturities from an affiliate	-	3	-	(3)	-	-	-
Recapture of affiliated reinsurance agreement	-	18	-	-	18	-	18
Long-term stock-based compensation program	-	89	-	-	89	-	89
Cumulative effect of changes in accounting
principles, net of taxes	-	-	(59)	-	(59)	-	(59)
Comprehensive income:
Net income	-	-	1,939	-	1,939	2	1,941
Other comprehensive income, net of tax:
Change in foreign currency translation
adjustments				8	8	-	8
Change in net unrealized investment gains (losses)				(270)	(270)	-	(270)
Change in pension and postretirement
unrecognized net periodic benefit cost				521	521	-	521
Other comprehensive income					259	-	259
Total comprehensive income					2,198	2	2,200

Balance, December 31, 2007	2	15,914	1,980	174	18,070	20	18,090
Dividends to parent	-	-	(1,523)	-	(1,523)	-	(1,523)
Capital contribution from parent	-	785	-	-	785	-	785
Consolidations/deconsolidations of
noncontrolling interests	-	-	-	-	-	(1)	(1)
Deferred tax asset contributed to parent	-	(9)	-	-	(9)	-	(9)
Assets purchased/transferred from affiliates	-	81	-	(145)	(64)	-	(64)
Long-term stock-based compensation program	-	7	-	-	7	-	7
Impact on Company's investment in Wachovia
Securities due to addition of
A.G. Edwards business, net of tax (1)	-	1,041	-	-	1,041	-	1,041
Cumulative effect of changes in accounting
principles, net of taxes	-	-	27	-	27	-	27
Comprehensive loss:
Net income (loss)	-	-	(670)	-	(670)	2	(668)
Other comprehensive income (loss), net of tax:
Change in foreign currency translation
adjustments				(24)	(24)	-	(24)
Change in net unrealized investment gains				(5,888)	(5,888)	-	(5,888)
Change in pension and postretirement
unrecognized net periodic benefit cost				(707)	(707)	-	(707)

See Notes to Consolidated Financial Statements

Other comprehensive loss					(6,619)	-	(6,619)
Total comprehensive income (loss)					(7,289)	2	(7,287)

Balance, December 31, 2008	2	17,819	(186)	(6,590)	11,045	21	11,066
Capital contribution from parent	-	415	-	-	415	-	415
Assets purchased/transferred from affiliates	-	256	-	-	256	-	256
Long-term stock-based compensation program	-	(9)	-	-	(9)	-	(9)
Impact on Company's investment in Wachovia
Securities due to addition of
A.G. Edwards business, net of tax (1)	-	(109)	-	-	(109)	-	(109)
Impact of adoption of guidance for
other-than-temporary impairments of
debt securities, net of taxes	-	-	575	(575)	-	-	-
Comprehensive income:
Net income	-	-	2,311	-	2,311	1	2,312
Other comprehensive income, net of tax:
Change in foreign currency translation
adjustments				6	6	-	6
Change in net unrealized investment gains				7,332	7,332	-	7,332
Change in pension and postretirement
unrecognized net periodic benefit cost				(620)	(620)	-	(620)
Other comprehensive income					6,718	-	6,718
Total comprehensive income					9,029	1	9,030
Balance, December 31, 2009	$2	$18,372	$2,700	$(447)	$20,627	$22	$20,649

(1)	See Note 7

See Notes to Consolidated Financial Statements

PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007 (in millions)

	2009	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,312	$(668)	$1,941
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	2,595	1,480	(453)
Policy charges and fee income	(824)	(761)	(662)
Interest credited to policyholders' account balances	3,648	2,203	3,025
Depreciation and amortization	(53)	620	53
(Gains) losses on trading account assets supporting insurance liabilities, net	(1,533)	1,364	-
Gain on sale of joint venture in Wachovia Securities	(2,247)	-	-
Change in:
Deferred policy acquisition costs	(569)	(259)	(537)
Future policy benefits and other insurance liabilities	(218)	2,430	1,063
Other trading account assets	(407)	(2,837)	(653)
Income taxes	(90)	(779)	34
Other, net	523	3,209	(189)
Cash flows from operating activities	3,137	6,002	3,622
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	26,552	60,931	81,816
Equity securities, available for sale	765	2,500	3,303
Trading account assets supporting insurance liabilities and other trading account assets	37,183	26,391	-
Commercial mortgage and other loans	3,321	2,594	4,371
Policy loans	968	1,345	778
Other long-term investments	295	1,134	582
Short-term investments	14,604	17,949	12,970
Payments for the purchase/origination of:
Fixed maturities, available for sale	(24,194)	(55,223)	(79,976)
Equity securities, available for sale	(827)	(2,594)	(3,298)
Trading account assets supporting insurance liabilities and other trading account assets	(37,522)	(27,176)	-
Commercial mortgage and other loans	(2,336)	(4,770)	(6,848)
Policy loans	(778)	(968)	(701)
Other long-term investments	(399)	(904)	(1,137)
Short-term investments	(15,449)	(17,854)	(12,179)
Proceeds from sale of joint venture in Wachovia Securities	4,500	-	-
Due to/from parent and affiliates	(982)	(344)	(610)
Other, net	(461)	(561)	(251)
Cash flows from (used in) investing activities	5,240	2,450	(1,180)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders' account deposits	16,297	18,943	16,204
Policyholders' account withdrawals	(18,466)	(17,712)	(16,157)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(2,257)	(5,944)	(1,786)
Net change in financing arrangements (maturities 90 days or less)	(3,327)	(3,410)	(745)
Proceeds from the issuance of debt (maturities longer than 90 days)	1,929	7,534	3,463
Repayments of debt (maturities longer than 90 days)	(3,259)	(3,636)	(2,429)
Excess tax benefits from share-based payment arrangements	2	9	40
Capital contribution from parent	-	594	-
Dividends to parent	-	(1,523)	(1,870)
Other, net	(289)	(54)	(18)
Cash flows used in financing activities	(9,370)	(5,199)	(3,298)
Effect of foreign exchange rate changes on cash balances	9	-	(6)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(984)	3,253	(862)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	8,123	4,870	5,732
CASH AND CASH EQUIVALENTS, END OF YEAR	$7,139	$8,123	$4,870

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$492	$379	$57
Interest paid	$388	$631	$974

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company's investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	$(109)	$1,041	$-

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also held an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), which was sold on December 31, 2009. See Note 7 for more details on this transaction.

Market Conditions

Some of the Company’s operations were materially adversely affected by the adverse conditions in the global financial markets and general economic conditions that began in the second half of 2007 and continued into the early portion of 2009.  The Company’s results of operations and financial condition may be adversely affected, possibly materially, if these conditions recur or current market or economic conditions deteriorate.  These economic conditions included, but were not limited to:

•
A period of extreme volatility and limited market liquidity,  particularly in the global fixed-income markets, which led to decreased liquidity, increased price volatility, credit downgrade events, depressed valuations and increased probability of default;

•
Markets in the United States and elsewhere experienced extreme and unprecedented volatility and disruption which adversely impacted Prudential Financial’s and the Company’s liquidity, access to capital and cost of capital;

•
Market conditions impacted the Company’s businesses and profitability and a recurrence or further deterioration of these conditions would affect the Company’s businesses and profitability.  These impacts include:

o	Profitability of many of the Company’s insurance products are dependent in part on the value of the separate accounts supporting these products;

o
Guaranteed minimum benefits contained in many of the Company’s variable annuity products may be higher than the current account value or pricing assumptions would support requiring  material increases to reserves for such products and may cause customers to retain contracts in force in order  to benefit from the guarantees, thereby increasing the cost to the Company;

o
The Company impaired value of business acquired (“VOBA”) by $73 million and $234 million during 2009 and 2008, respectively, reflective of market conditions.  Market conditions also impacted the amortization of deferred policy acquisition costs, or DAC. A recurrence of or further market deterioration could result in additional acceleration of amortization of DAC or VOBA, as well as an impairment of goodwill.

o
Prudential Financial, Prudential Insurance and Prudential Funding, the commercial paper subsidiary of Prudential Insurance, experienced downgrades in their insurance claims-paying rating and credit ratings issued by rating agencies, including a downgrade of Prudential Insurance’s insurance claims-paying ratings to “A2” from “Aa3,” by Moody’s on March 18, 2009 and a downgrade of Prudential Funding’s short-term debt rating for commercial paper to P-2 from P-1, by Moody’s on August 20, 2009. Prudential Financial, Prudential Insurance or Prudential Funding could experience additional ratings downgrades if conditions recur or deteriorate.  Credit and claims-paying ratings are important factors in Prudential Financial’s, Prudential Insurance’s and Prudential Funding’s ability to issue debt and the cost of such financing, potential collateral posting requirements, ability to market products and may impact the level of surrender activity on products Prudential Insurance has issued.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 7 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 2, 2010, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees;  pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives, including those used by the Company in its capacity as a broker-dealer. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” For those loans not reported at fair value, the allowance for losses provides for the risk of credit losses inherent in the lending process and includes a loan specific reserve for each non-performing loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The allowances for losses on these loans are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectability. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the current credit composition of the portfolio based on an internal quality rating, as well as property type diversification, the Company’s past loan experience and other relevant factors. Together with historical credit migration and default statistics, the internal quality ratings are used to determine a default probability by loan. Historical loss severity statistics by property type are then applied to arrive at an estimate for incurred but not specifically identified losses. Historical credit migration, default and loss severity statistics are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on these factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”  The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s broker-dealer operations are marked-to-market through “Other income.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its fair value to its amortized cost basis. The revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).” Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs for embedded derivative features, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, certain restricted assets, broker-dealer related receivables, trade receivables, valuation of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s investment in Wachovia Securities, which was sold on December 31, 2009, and the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, broker-dealer related payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA includes an explicit adjustment to reflect the cost of capital invested in the business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs for embedded derivatives. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The Company held an investment in Wachovia Securities which was sold on December 31, 2009. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The

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Notes to Consolidated Financial Statements

policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the

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Notes to Consolidated Financial Statements

deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

 Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and nonperformance risk used in valuation models.

Derivatives are used in a non-dealer or broker capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-dealer or broker related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s securities operations to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which

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Notes to Consolidated Financial Statements

are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will

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Notes to Consolidated Financial Statements

continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments, the identification of which involves judgment. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets,” at fair value.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Long-term debt in consolidated real estate investment companies is recorded at fair value in accordance with industry standards. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income

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Notes to Consolidated Financial Statements

taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In January 2010, the FASB issued updated guidance that clarifies existing guidance on accounting and reporting by an entity that experiences a decrease in ownership of a subsidiary that is a business. The updated guidance states that a decrease in ownership applies to a subsidiary or group of assets that is a business, but does not apply to a sale of in-substance real estate even if it involves a business, such as an ownership interest in a partnership whose only asset is operating real estate. This guidance also affects accounting and reporting by an entity that exchanges a group of assets that constitutes a business for an equity interest in another entity. The updated guidance also expands disclosures about fair value measurements relating to retained investments in a deconsolidated subsidiary or a preexisting interest held by an acquirer in a business combination. The updated guidance is effective in the first interim or annual reporting period ending on or after December 15, 2009, and is applied on a retrospective basis to the first period that the Company adopted the existing guidance, which was as of January 1, 2009. The Company’s adoption of this updated guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investment funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. This guidance does not apply to the Company’s investments in joint ventures and limited partnerships that are generally accounted for under the equity method or cost method. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in which a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the reporting period ending December 31, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009. The Company’s adoption of this guidance effective with the period ending December 31, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 1.

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Notes to Consolidated Financial Statements

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $575 million. The disclosures required by this new guidance are provided in Note 4. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in Note 19.

In April 2009, the FASB revised the authoritative guidance for the accounting for business combinations. This new guidance requires an asset acquired or liability assumed in a business combination that arises from a contingency to be recognized at fair value at the acquisition date, if the acquisition date fair value of that asset or liability can be determined during the measurement period. If the acquisition date fair value of an asset acquired or liability assumed in a business combination that arises from a contingency cannot be determined during the measurement period, the asset or liability shall be recognized at the acquisition date using the authoritative guidance related to accounting for contingencies. This new guidance also amends disclosure requirements. This guidance is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after January 1, 2009. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In January 2009, the FASB issued new authoritative guidance that revised other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of the original guidance. The new guidance is effective for interim and annual reporting periods ending after December 15, 2008. The Company’s adoption of this new guidance effective December 31, 2008, did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 4.

In December 2008, the FASB revised the authoritative guidance for employers’ disclosures about postretirement benefit plan assets. This new guidance requires additional disclosures about the components of plan assets, investment strategies for plan assets, significant concentrations of risk within plan assets, and requires disclosures regarding the fair value measurement of plan assets. This guidance is effective for fiscal years ending after December 15, 2009. The Company adopted this guidance effective December 31, 2009. The required disclosures are provided in Note 17.

In December 2008, the FASB revised the authoritative guidance for disclosures by public entities (enterprises) about transfers of financial assets and interests in variable interest entities (“VIE’s”). This new guidance requires enhanced disclosures about transfers of financial assets and interests in VIE’s. This guidance is effective for interim and annual reporting periods ending after December 15, 2008. The Company adopted this guidance effective December 31, 2008. Since this guidance requires only additional disclosures concerning transfers of financial assets and interests in VIE’s, adoption of the guidance did not affect the Company’s consolidated financial position or results of operations. The disclosures required by this guidance are provided in Note 5.

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Notes to Consolidated Financial Statements

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company’s adoption of this guidance effective September 30, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2008, the FASB issued revised authoritative guidance for disclosures about credit derivatives and certain guarantees that amends existing guidance on this subject. This new guidance requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; and (d) the nature of any recourse provisions and any collateral assets held to ensure performance. The new guidance also requires the above disclosures for hybrid instruments that contain embedded derivatives and requires disclosure of the current status of the guarantee’s performance risk. This new guidance is effective for interim and annual reporting periods ending after December 15, 2008. The Company’s adoption of this guidance effective December 31, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this guidance are provided in Note 21.

In September 2008, the FASB Emerging Issues Task Force (“EITF”) reached consensus on an issuer’s accounting for liabilities measured at fair value with a third-party credit enhancement. This consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB revised the authoritative guidance for the determination of the useful life of intangible assets. This new guidance amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date, and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 21.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing

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Notes to Consolidated Financial Statements

transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued authoritative guidance for business combinations which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new guidance requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new guidance also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued authoritative guidance for noncontrolling interests in consolidated financial statements. This guidance changes the accounting for minority interests, which are recharacterized as noncontrolling interests and classified by the parent company as a component of equity. Upon adoption, this guidance requires retroactive adoption of the presentation and disclosure requirements for existing noncontrolling interests and prospective adoption for all other requirements. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but did affect financial statement presentation and disclosure.  Noncontrolling interests, previously reported as a liability, are now required to be reported as a separate component of equity on the statement of financial position. In addition, income attributable to the noncontrolling interests, which was previously reported as an expense in general and administrative expenses and reflected within income from continuing operations is now reported as a separate amount below net income.

In April 2007, the FASB revised the authoritative guidance for offsetting of amounts related to certain contracts. The new guidance permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This guidance is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the

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Notes to Consolidated Financial Statements

associated changes in fair value reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position of results of operations.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 19 for more information on fair value measurements guidance.

In September 2006, the FASB issued authoritative guidance for employers’ accounting for defined benefit pension and other postretirement plans, which amended previous guidance. This revised guidance requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this guidance, along with the required disclosures, on December 31, 2006. The revised guidance also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to retained earnings of $27 million.

In July 2006, the FASB revised the authoritative guidance for accounting for a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction. The new guidance indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. The new guidance is effective for fiscal years beginning after December 15, 2006. The Company adopted the new guidance on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB revised the authoritative guidance for accounting for uncertainty in income taxes. See Note 18 for details regarding the adoption of this new guidance on January 1, 2007.

In February 2006, the FASB issued authoritative guidance on accounting for certain hybrid instruments. This guidance eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2007 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance tells insurance enterprises how to account for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of certain insurance and investment contracts. The guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted this guidance on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

Future Adoption of New Accounting Pronouncements

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company’s adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009.  It removes the concept of a qualifying special-purpose entity (“QSPE”) from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company’s adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Discontinued Operations

	Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2009	2008	2007

	(in millions)
Real estate investments sold or held for sale(1)	$1	$2	$40
International securities operations(2)	(1)	(1)	8

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Healthcare operations(3)	-	2	14
Income from discontinued operations before income taxes	-	3	62
Income tax benefit	-	(2)	(2)
Income from discontinued operations, net of taxes	$-	$5	$64

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $18 million and $5 million, respectively, at December 31, 2009 and $45 million and $8 million, respectively, at December 31, 2008.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)
International securities operations include the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc. The year ended December 31, 2007 includes a $21 million tax benefit associated with the discontinued international securities operations.

(3)
The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2008 and 2007. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than-temporary impairments in AOCI (3)
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,635	$383	$300	6,718	$—
Obligations of U.S. states and their political subdivisions	1,304	22	42	1,284	—
Foreign government bonds	1,896	279	11	2,164	1
Corporate securities	65,739	3,622	1,217	68,144	(43)
Asset-backed securities (1)	11,353	117	2,327	9,143	(1,581)
Commercial mortgage-backed securities	9,926	178	151	9,953	—
Residential mortgage-backed securities (2)	8,503	358	59	8,802	(11)

Total fixed maturities, available for sale	$105,356	$4,959	$4,107	106,208	$(1,634)

Equity securities, available for sale	$3,996	$940	$80	$4,856

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance.  Amount excludes $482 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,470	$1,329	$2	$6,797
Obligations of U.S. states and their political subdivisions	803	26	12	817
Foreign government bonds	1,812	351	61	2,102
Corporate securities	66,941	1,285	7,295	60,931
Asset-backed securities	14,172	99	3,885	10,386
Commercial mortgage-backed securities	10,206	4	1,835	8,375
Residential mortgage-backed securities	7,663	315	130	7,848

Total fixed maturities, available for sale	$107,067	$3,409	$13,220	$97,256

Equity securities, available for sale	$4,378	$239	$987	$3,630

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2009, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$3,972	$4,015
Due after one year through five years	21,323	22,162
Due after five years through ten years	22,366	23,362
Due after ten years	27,913	28,771
Asset-backed securities	11,353	9,143
Commercial mortgage-backed securities	9,926	9,953
Residential mortgage-backed securities	8,503	8,802

Total	$105,356	$106,208

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2009	2008	2007
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$12,133	$51,029	$73,289
Proceeds from maturities/repayments	14,295	9,753	8,746
Gross investment gains from sales, prepayments and maturities	510	715	715
Gross investment losses from sales and maturities	(303)	(524)	(428)

Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(1,333)	$(2,060)	$(149)
Writedowns for impairments of equity securities	(724)	(717)	(35)

(1)
Effective with the adoption of new authoritative guidance on January 1, 2009, excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	Year Ended December 31, 2009
(in millions)
Balance, beginning of period	$—
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	580
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(240)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	(7)
Credit loss impairment recognized in the current period on securities not previously impaired	570
Additional credit loss impairments recognized in the current period on securities previously impaired	623
Increases due to the passage of time on previously recorded credit losses	35
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(41)

Balance, December 31, 2009	$1,520

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2009		2008
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalent	$725	$725	$1,232	$1,232

Fixed maturities:
Corporate securities	9,117	9,418	8,803	7,963
Commercial mortgage-backed securities	1,899	1,893	2,335	2,092
Residential mortgage-backed securities	1,434	1,432	708	684
Asset-backed securities	1,022	857	915	635
Foreign government bonds	104	106	8	8
U.S. government authorities and agencies and obligations of U.S. states	91	87	34	35
Total fixed maturities	13,667	13,793	12,803	11,417

Equity securities	164	121	163	68

Total trading account assets supporting insurance liabilities	$14,556	$14,639	$14,198	$12,717

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $1,564 million, $(1,362) million and $139 million during the years ended December 31, 2009, 2008 and 2007, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” at December 31:

	2009		2008
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents……..	$—	$—	$1	$1

Fixed maturities:
Asset-backed securities	178	183	44	29
Residential mortgage-backed securities	—	—	—	—
Corporate securities	152	169	193	167
Commercial mortgage-backed securities	50	52	50	39
U.S. government authorities and agencies and obligations of U.S. states…	67	71	42	46
Foreign government bonds	—	—	—	—
Total fixed maturities	447	475	329	281

Derivative instruments and other	2,047	2,175	4,024	4,325
Equity securities	209	215	12	16

Total other trading account assets	$2,703	$2,865	$4,366	$4,623

The net change in unrealized gains (losses) from other trading account assets still held at period end, recorded within “Other income” were $(95) million and $253 million during the years ended December 31, 2009 and 2008, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2009		2008
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage loans by property type
Office buildings	$5,641	21.2%	$5,593	20.2%
Retail stores	5,536	20.8%	5,102	18.5%
Apartment complexes	4,043	15.2%	5,065	18.3%
Industrial buildings	5,824	21.8%	6,255	22.6%
Agricultural properties	1,759	6.6%	1,967	7.1%
Hospitality	1,567	5.9%	1,528	5.5%
Other	2,267	8.5%	2,143	7.8%

Total commercial mortgage loans	26,637	100.0%	27,653	100.0%

Valuation allowance	(478)		(168)

Total net commercial mortgage loans	26,159		27,485

Other loans
Uncollateralized loans	121		220
Collateralized by residential properties	10		12
Other collateralized loans	—		—

Total other loans	131		232

Valuation allowance	(1)		—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total net other loans	130	232

Total commercial mortgage and other loans	$ 26,289	$27,717

The commercial mortgage and other loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (25%), New York (10%) and Texas (6%) at December 31, 2009.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2009	2008	2007
	(in millions)
Allowance for losses, beginning of year	$168	$84	$97
Addition to / (release of) allowance for losses	411	84	(13)
Charge-offs, net of recoveries	(100)	—	—
Change in foreign exchange	—	—	—

Allowance for losses, end of year	$479	$168	$84

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected.  Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2009	2008
	(in millions)
Non-performing commercial mortgage and other loans with allowance for losses	$568	$17
Non-performing commercial mortgage and other loans with no allowance for losses	—	364
Allowance for losses, end of year	(151)	(6)

Net carrying value of non-performing commercial mortgage and other loans	$417	$375

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million, $208 million and $17 million for 2009, 2008 and 2007, respectively. Net investment income recognized on these loans totaled $24 million, $23 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2009	2008
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$562	$664
Non real estate related	1,899	1,899
Total joint ventures and limited partnerships	2,461	2,563

Real estate held through direct ownership	—	—
Other	796	950

Total other long-term investments	$3,257	$3,513

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures that are discussed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

At December 31,
2009	2008
(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$3,848	$3,083
Investments in securities	8,528	14,447
Cash and cash equivalents	446	569
Receivables	693	8,474
Property and equipment	43	136
Other assets(1)	825	2,095

Total assets	$14,383	$28,804

Borrowed funds-third party	$2,940	$2,864
Borrowed funds-Prudential	179	417
Payables	833	6,399
Other liabilities(2)	561	1,841

Total liabilities	4,513	11,521
Partners’ capital	9,870	17,283

Total liabilities and partners’ capital	$14,383	$28,804

Equity in partners’ capital included above (3)	$2,219	$3,793
Equity in limited partnership interests not included above	185	217

Carrying value	$2,404	$4,010

(1) Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2) Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.
(3) As of December 31, 2008 includes $1.812 billion related to the Company’s minority joint venture interest in Wachovia Securities, which was sold on December 31, 2009. See Note 7 for additional information regarding this sale.

Years ended December 31,
2009	2008	2007
(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$(325)	$54	$75
Income from securities investments	9,529	2,980	5,430
Income from other	78	12	7
Interest expense	(460)	(510)	(360)
Depreciation	(7)	(10)	(1)
Management fees/salary expense	(4,409)	(2,790)	(2,378)
Other expenses	(4,563)	(1,699)	(1,418)

Net earnings (losses)	$(157)	$(1,963)	$1,355

Equity in net earnings (losses) included above (1)	$2,194	$(398)	$451
Equity in net earnings (losses) of limited partnership interests not included above	(28)	(18)	39

Total equity in net earnings (losses)	$2,166	$(416)	$490

(1)  The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2009	2008	2007
	(in millions)
Fixed maturities, available for sale	$6,039	$6,600	$7,331
Equity securities, available for sale	216	227	215
Trading account assets	738	741	708
Commercial mortgage and other loans	1,653	1,670	1,504
Policy loans	479	464	455
Short-term investments and cash equivalents	76	277	464
Other long-term investments	(215)	(10)	459

Gross investment income	8,986	9,969	11,136
Less investment expenses	(393)	(719)	(1,311)

Net investment income	$8,593	$9,250	$9,825

Carrying value for non-income producing assets included in fixed maturities totaled $234 million as of December 31, 2009.  Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2009	2008	2007
	(in millions)
Fixed maturities	$(1,126)	$(1,869)	$138
Equity securities	(574)	(754)	342
Commercial mortgage and other loans	(358)	(85)	2
Investment real estate	—	—	1
Joint ventures and limited partnerships	(39)	(45)	78
Derivatives(1)	(501)	1,262	(103)
Other	3	11	(5)

Realized investment gains (losses), net	$(2,595)	$(1,480)	$453

(1)	Includes the offset of hedged items in effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Deferred Sales Inducements	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(1,012)	9	1	—	343	(659)
Net investment gains (losses) on investments arising during the period	565	—	—	—	(203)	362
Reclassification adjustment for (gains) losses included in net income	925	—	—	—	(333)	592
Reclassification adjustment for OTTI losses excluded from net income (1)	(1,630)	—	—	—	587	(1,043)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	156	—	—	(56)	100
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	1	—	—	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	—	—	—

Balance, December 31, 2009	$(1,152)	$165	$2	$—	$338	$(647)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Deferred Sales Inducements	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2006	$4,073	$(131)	$(1,343)	$(1,865)	$(249)	$485
Net investment gains (losses) on investments arising during the period	(827)	—	—	—	277	(550)
Reclassification adjustment for (gains) losses included in net income	(494)	—	—	—	165	(329)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)

Balance, December 31, 2007	2,749	(104)	(1,250)	(1,048)	(135)	212
Net investment gains (losses) on investments arising during the period	(15,572)	—	—	—	5,427	(10,145)
Reclassification adjustment for (gains) losses included in net income	2,574	—	—	—	(897)	1,677
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	1,591	—	—	(557)	1,034
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	899	—	(315)	584
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	1,480	(518)	962
Purchase of fixed maturities from an affiliate	(222)	—	—	—	77	(145)

Balance, December 31, 2008	(10,471)	1,487	(351)	432	3,082	(5,821)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(320)	15	4	418	(33)	84
Net investment gains (losses) on investments arising during the period	11,564	—	—	—	(3,876)	7,688
Reclassification adjustment for (gains) losses included in net income	797	—	—	—	(279)	518
Reclassification adjustment for OTTI losses excluded from net income (2)	1,630	—	—	—	(587)	1,043
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	(1,943)	—	—	681	(1,262)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(177)	—	62	(115)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(850)	298	(552)

Balance, December 31, 2009	$3,200	$(441)	$(524)	$—	$(652)	$1,583

(1)	Includes cash flow hedges.
(2)
See Note 21 for information on cash flow hedges. Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2009	2008	2007
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(1,152)	$—	$—
Fixed maturity securities, available for sale – all other	2,004	(9,811)	1,801
Equity securities, available for sale	860	(748)	578
Derivatives designated as cash flow hedges(1)	(242)	(115)	(211)
Other investments	578	203	581

Net unrealized gains (losses) on investments	$2,048	$(10,471)	$2,749

(1)	See Note 21 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2009
	Less than twelve months (1)		Twelve months or more(1)		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,676	$200	$403	$100	$3,079	$$	$300
Obligations of U.S. states and their political subdivisions	881	42	8	-	889		42
Foreign government bonds	254	4	42	7	296		11
Corporate securities	7,867	251	9,830	966	17,697		1,217
Commercial mortgage-backed securities	1,279	18	2,809	133	4,088		151
Asset-backed securities	1,329	553	5,621	1,774	6,950		2,327
Residential mortgage-backed securities	1,309	17	394	42	1,703		59
Total	$15,595	$1,085	$19,107	$3,022	$34,702		$4,107

(1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$631	$2	$—	$—	$631	$2
Obligations of U.S. states and their political subdivisions	296	11	7	1	303	12
Foreign government bonds	467	50	26	11	493	61
Corporate securities	30,309	3,708	12,974	3,587	43,283	7,295
Commercial mortgage-backed securities	5,305	1,056	3,001	779	8,306	1,835
Asset-backed securities	4,027	1,664	5,531	2,221	9,558	3,885
Residential mortgage-backed securities	433	93	353	37	786	130
Total	$41,468	$6,584	$21,892	$6,636	$63,360	$13,220

The gross unrealized losses at December 31, 2009 and 2008 are composed of $2,523 million and $9,995 million related to high or highest quality securities based on NAIC or equivalent rating and $1,584 million and $3,225 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2009, $2,386 million of the gross unrealized losses represented declines in value of greater than 20%, $202 million of which had been in that position for less

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

than six months, as compared to $8,912 million at December 31, 2008 that represented declines in value of greater than 20%, $8,129 million of which had been in that position for less than six months. At December 31, 2009, the $3,022 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and service sectors of the Company’s corporate securities. At December 31, 2008, the $6,636 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, manufacturing sector of the Company’s corporate securities, and in the commercial mortgage-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2009, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$535	$60	$144	$20	$679	$80

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$2,182	$971	$29	$16	$2,211	$987

At December 31, 2009, $22 million of the gross unrealized losses represented declines of greater than 20%, $20 million of which had been in that position for less than six months. At December 31, 2008, $878 million of the gross unrealized losses represented declines of greater than 20%, $738 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity equities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous loss position for twelve months or more as of December 31, 2009 and 2008. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2009	2008
	(in millions)
Fixed maturities, available for sale	$12,228	$14,693
Trading account assets supporting insurance liabilities	388	455
Other trading account assets	340	487
Separate account assets	3,908	4,550
Equity Securities	221	199

Total securities pledged	$17,085	$20,384

As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $16,752 million. Of this amount, $5,735 million was “Securities sold under agreements to repurchase,” $4,028 million was “Separate account liabilities,” $2,802 million was “Cash collateral for loaned securities,” $2,000 million was “Long-term debt,” and $2,187 million was “Other Liabilities.”As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $18,751 million. Of this amount, $7,501 million was “Securities sold under agreements to repurchase,” $4,641 million was “Separate account liabilities,” $3,429 million was “Cash collateral for loaned securities,” $2,000 million was “Long-term debt,” and $1,000 million was “Short-term debt.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $196 million and $2,856 million at December 31, 2009 and 2008, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $46 million and $45 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $693 million and $696 million at December 31, 2009 and 2008, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $231 million and $538 million at December 31, 2009 and 2008, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Banks of New York and Boston.  Restricted cash and securities of $2,620 million and $4,382 million at December 31, 2009 and 2008, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company has not provided material financial or other support that was not contractually required to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31,
	2009	2008

	(in millions)
Fixed maturities, available for sale	$41	$-
Trading account assets supporting insurance liabilities	7	-
Other long-term investments	9	6
Cash and cash equivalents	-	4
Separate account assets	38	91
Total assets of consolidated VIEs	$95	$101

Other liabilities	$-	$4
Separate account liabilities	38	91

Total liabilities of consolidated VIEs	$38	$95

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $4,927 million and $7,130 million at December 31, 2009 and 2008, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $380 million and $384 million at December 31, 2009 and 2008, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,421 million as of December 31, 2009. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009.  The total assets of this VIE at December 31, 2009 were approximately $1.9 billion and consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2009 was $1.4 billion. The Company’s maximum exposure to loss is $1.4 billion as of December 31, 2009.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to its relative size and position in the capital structure of these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $6 billion as of December 31, 2009 and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $703 million and $528 million at December 31, 2009 and 2008, respectively, which includes the fair value of the embedded derivatives.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2009	2008	2007

	(in millions)
Balance, beginning of year	$8,538	$6,687	$6,129
Capitalization of commissions, sales and issue expenses	1,053	914	954
Amortization	(483)	(654)	(417)
Change in unrealized investment gains and losses	(1,760)	1,591	27
Impact of adoption of guidance on accounting for deferred acquisition costs in
connection with modifications or exchanges of insurance contracts	-	-	(6)
Other (1)	(34)	-	-
Balance, end of year	$7,314	$8,538	$6,687

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination. See Note 20 for additional discussion.

7.    INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include the Company’s former investment in Wachovia Securities, which was sold on December 31, 2009, as well as an indirect investment in China Pacific Group. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in Wachovia Securities

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

On July 1, 2003, the Company combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in St. Louis, Missouri.  The transaction included the contribution of certain assets and liabilities of the Company’s securities brokerage operations; however, the Company retained certain assets and liabilities related to the contributed operations, including liabilities for certain litigation and regulatory matters. The Company and Wachovia each agreed to indemnify the other for certain losses, including losses resulting from litigation and regulatory matters relating to certain events arising from the operations of their respective contributed businesses prior to March 31, 2004. On December 31, 2008, Wachovia merged with and into Wells Fargo & Company (“Wells Fargo”), which succeeded to Wachovia’s rights and obligations under the joint venture arrangements.

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities, which includes Wells Fargo Advisors, to Wells Fargo. At the closing, the Company received $4.5 billion in cash as the purchase price of its joint venture interest and de-recognized the carrying value of its investment in the joint venture and the carrying value of the “lookback” option described below. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $89 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

In addition, following the closing, the Company received $418 million in payment of the principal of and accrued interest on the subordinated promissory note in the principal amount of $417 million that had been issued by Wachovia Securities in connection with the establishment of the joint venture.

On October 1, 2007, Wachovia completed the acquisition of A.G. Edwards, Inc. (“A.G. Edwards”) and on January 1, 2008 contributed the retail securities brokerage business of A.G. Edwards to the joint venture. Wachovia’s contribution of this business entitled the Company to elect a “lookback” option (which the Company exercised) permitting the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture or, alternatively, to “put” its joint venture interests to Wachovia based on the appraised value of the joint venture, excluding the A.G. Edwards business, as of January 1, 2008, the date of the combination of the A.G. Edwards business with Wachovia Securities. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities was based on the Company’s diluted ownership level.  Based upon the existing agreements and the Company’s estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business, the Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. The Company accordingly recognized a corresponding increase to “Additional paid-in capital” of $1.041 billion, net of tax, which represented the excess of the estimated value of the Company’s share of the A.G. Edwards business received (of approximately $1.444 billion) and the estimated value of the “lookback” option acquired (of approximately $580 million) over the carrying value of the portion of the Company’s ownership interest in Wachovia Securities that was diluted (of approximately $422 million), net of taxes (of approximately $561 million).  In connection with the sale of the Company’s interest in the joint venture to Wells Fargo on December 31, 2009, the Company’s final diluted ownership percentage in the joint venture for 2008 and 2009 was established as 23%. On December 31, 2009, the Company recognized a decrease to “Additional paid-in capital” of $109 million, net of tax, and a true-up to the Company’s 2008 and 2009 earnings from the joint venture of $15 million, net of tax based on the difference between the diluted ownership percentage previously used to record earnings and the final diluted ownership percentage.

On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 included $355 million related to the impact of this item on our share of the equity earnings of the joint venture.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion as of December 31, 2008. The Company recognized pre-tax equity earnings (losses) from Wachovia Securities of $2.288 billion for the year ended December 31, 2009, including the gain on the sale of $2.247 billion. The Company’s recognized pre-tax equity earnings (losses) from Wachovia Securities of $(331) million and $370 million for the years ended December 31, 2008 and 2007, respectively. The income tax expense associated with these equity earnings was $805 million for the year ended December 31, 2009, including $790 million associated with the gain on the sale. The income tax expense (benefit) associated with these equity earnings (losses) was $(110) million and $146 million for the years ended December 31, 2008 and 2007, respectively. Dividends received from the investment in Wachovia Securities were $23 million, $104 million and $366 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $528 million and $217 million, as of December 31, 2009 and December 31, 2008, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and as of fourth quarter of 2009 are currently trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $3 million and $3 million for the years ended December 31, 2009 and 2008, respectively. There were no earnings recognized by the Company for this joint venture for the year ended December 31, 2007. Dividends received from this investment were $5 million and $4 million for the years ended December 31, 2009 and 2008, respectively.  No dividends were received from this investment for the year ended December 31, 2007.

8. VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2009	2008	2007
	(in millions)
Balance, beginning of year	$437	$765	$898
Amortization(1)	(171)	(369)	(173)
Interest(2)	19	41	49
Impact of adoption of guidance on accounting for deferred acquisition costs in
connection with modifications or exchanges of insurance contracts	-	-	(9)
Balance, end of year	$285	$437	$765

(1)
The VOBA balances at December 31, 2009 were $0 million and $285 million related to the insurance transactions associated with the Allstate Corporation (“Allstate”) and CIGNA, respectively. The weighted average remaining expected life was approximately 17 years for the VOBA related to CIGNA.

(2)
The interest accrual rates vary by product. The interest rates for 2009 were 5.42% and 6.90% for the VOBA related to Allstate and CIGNA, respectively. The interest rates for 2008 were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively. The interest rates for 2007 were 5.48% and 8.00% for the VOBA related to Allstate and CIGNA, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

During the first quarter of 2009 and the fourth quarter of 2008, the Company recognized impairments of $73 million and $234 million, respectively, related to the VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2010	$4
2011	2
2012	1
2013	1
2014	1
2015 and thereafter	276
Total	$285

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:
Goodwill

(in millions)

Balance at January 1, 2007:
Goodwill	$619
Accumulated Impairment Losses	-
Net Balance at January 1, 2007	619

2007 Activity:
Other(1)	1

Balance at December 31, 2007:
Goodwill	620
Accumulated Impairment Losses	-
Net Balance at December 31, 2007	620

2008 Activity:
Acquisitions	106
Other(1)	(1)

Balance at December 31, 2008:
Goodwill	725
Accumulated Impairment Losses	-
Net Balance at December 31, 2008	725

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Goodwill	727
Accumulated Impairment Losses	-
Net Balance at December 31, 2009	$727

(1) Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2009, all of which is in the Financial Services Business reporting unit. There were no goodwill impairment charges during 2009, 2008 or 2007.

Other Intangibles

	Other intangible balances at December 31, are as follows:

	2009			2008
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$174	$(18)	$156	$175	$(10)	$165
Other	23	(20)	3	22	(16)	6
Total	$197	$(38)	$159	$197	$(26)	$171

Amortization expense for other intangibles was $12 million, $7 million and $6 million for the years ending December 31, 2009, 2008 and 2007, respectively. Amortization expense for other intangibles is expected to be approximately $13 million in 2010, $11 million in 2011, $12 million in 2012 and 2013 and $11 million in 2014.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

10. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2009	2008

	(in millions)
Life Insurance	$56,617	$56,060
Individual and group annuities and supplementary contracts	14,727	14,174
Other contract liabilities	3,546	4,556
Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	74,890	74,790
Unpaid claims and claim adjustment expenses	2,207	2,073
Total future policy benefits	$77,097	$76,863

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 13% and 15% of domestic individual life insurance in force at December 31, 2009 and 2008, respectively, and 83%, 85% and 87% of domestic individual life insurance premiums for 2009, 2008 and 2007, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 14.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 1.1% to 6.5%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,649 million and $1,451 million as of December 31, 2009 and 2008, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $490 million and $200 million as of December 31, 2009 and 2008, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

	2009	2008

	(in millions)
Individual annuities	$9,148	$8,735
Group annuities	20,258	18,942
Guaranteed investment contracts and guaranteed interest accounts	13,049	13,152
Funding agreements	8,395	10,787
Interest-sensitive life contracts	7,069	6,674
Dividend accumulation and other	13,735	12,909
Total policyholders' account balances	$71,654	$71,199

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2009 and 2008, are $4,996 million and $7,234 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.4% to 5.6%. Also included in funding agreements at December 31, 2009 and 2008 are $1,814 and $3,496 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers.  Interest crediting rates range from 0% to 7.9% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2009, 2008 and 2007, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.   The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2009 and 2008, the Company had the following guarantees associated with these contracts, by product and guarantee type:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2009		December 31, 2008
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)

Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$11,706	$26	$7,064	$23
Net amount at risk	$401	$2	$1,314	$6
Average attained age of contractholders	61 years	66 years	62 years	65 years

Minimum return or contract value
Account value	$17,588	$16,370	$15,369	$10,281
Net amount at risk	$4,302	$1,835	$7,174	$3,157
Average attained age of contractholders	66 years	62 years	65 years	62 years
Average period remaining until earliest
expected annuitization	N/A	2 years	N/A	3 years
________
(1) Includes income and withdrawal benefits as described herein.

	December 31, 2009		December 31, 2008
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Variable Annuity Contracts	(in millions)

Market value adjusted annuities
Account value	$370	$378	$408	$409

			December 31,
			2009	2008

			In the Event of Death
			(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value			$2,158	$1,603
General account value			$1,518	$1,216
Net amount at risk			$49,988	$45,408
Average attained age of contractholders			50 years	50 years

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2009	2008

	(in millions)
Equity funds	$10,727	$10,180
Bond funds	3,208	2,715
Balanced funds	10,507	4,491
Money market funds	911	1,232
Other	516	394
Total	$25,869	$19,012

In addition to the amounts invested in separate account investment options above, $3,425 million at December 31, 2009 and $3,421 million at December 31, 2008 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial economic hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at January 1, 2007	$26	$46	$24	$(9)
Incurred guarantee benefits(1)	29	31	26	78
Paid guarantee benefits and other	-	(35)	-	-
Impact of adoption of guidance on
accounting for deferred acquisition
costs in connection with modifications or
exchanges of insurance contracts	-	-	-	2
Balance at December 31, 2007	55	42	50	71
Incurred guarantee benefits(1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	-	-
Balance at December 31, 2008	86	284	247	1,172
Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	-
Balance at December 31, 2009	$143	$115	$194	$58

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits include amounts assumed from affiliates of $14 million and $58 million as of December 31, 2009 and December 31, 2008, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, fixed income investments backed by the Company’s general account or a separate account bond portfolio. The transfers are based on a static mathematical formula which considers a number of factors, including the performance of the contractholder-selected investments. In general, negative investment performance results in transfers to fixed income investments backed by the Company’s general account or a separate account bond portfolio, and positive investment performance results in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation and minimum purchase age requirements.  For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales Inducements

(in millions)
Balance at January 1, 2007	$203
Capitalization	62
Amortization	(25)
Change in unrealized gain/(loss) on investments	-
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with
modifications or exchanges of insurance contracts	(1)
Balance at December 31, 2007	239
Capitalization	74
Amortization	(16)
Change in unrealized gain/(loss) on investments	-
Balance at December 31, 2008	297
Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)
Balance at December 31, 2009	$315

12.    CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of January 1, 2009, the Company recognized an adjusted cumulative earnings policyholder dividend obligation of $851 million to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings, which reflects a cumulative adjustment of $418 million related to the Company’s adoption of the revised authoritative guidance for the recognition and presentation of other-than-temporary impairments, effective January 1, 2009. See Note 2 for more information on the adoption of the new authoritative guidance for the recognition and presentation of other-than-temporary impairments. However, due to the accumulation of net unrealized investment losses that had arisen subsequent to the establishment of the Closed Block, the total policyholder dividend obligation balance was reduced to zero through “Accumulated other comprehensive income (loss),” as of December 31, 2008 and at January 1, 2009. Actual cumulative earnings are below the expected cumulative earnings by $601 million, as of December 31, 2009, thereby eliminating the cumulative earnings policyholder dividend obligation until this amount is recovered. Furthermore, the accumulation of net unrealized investment gains as of December 31, 2009 that have arisen subsequent to the establishment of the Closed Block, are not sufficient to overcome the cumulative earnings shortfall, and therefore, the total policyholder dividend obligation balance remains at zero. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2009 and 2008.

On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflects the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009. On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease also reflected the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008. On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflected improved mortality, as well as investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2009	2008

	(in millions)
Closed Block Liabilities
Future policy benefits	$51,774	$51,763
Policyholders' dividends payable	926	1,036
Policyholders' dividend obligation	-	-
Policyholders' account balances	5,588	5,622
Other Closed Block liabilities	4,300	5,724
Total Closed Block Liabilities	62,588	64,145

Closed Block Assets
Fixed maturities, available for sale, at fair value	38,448	35,345
Other trading account assets, at fair value	166	120
Equity securities, available for sale, at fair value	3,037	2,354
Commercial mortgage and other loans	7,751	8,129
Policy loans	5,418	5,423
Other long-term investments	1,597	1,676
Short-term investments	1,218	1,340
Total investments	57,635	54,387
Cash and cash equivalents	662	1,779
Accrued investment income	608	615
Other Closed Block assets	307	409
Total Closed Block Assets	59,212	57,190

Excess of reported Closed Block Liabilities over Closed Block Assets	3,376	6,955
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	231	(4,371)
Allocated to policyholder dividend obligation	-	433
Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,607	$3,017

Information regarding the policyholder dividend obligation is as follows:

	2009	2008

	(in millions)
Balance, January 1	$-	$1,779
Impact from earnings allocable to policyholder dividend obligation	(851)	(299)
Change in net unrealized investment gains (losses) allocated to policyholder dividend
obligation(1)	851	(1,480)
Balance, December 31	$-	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

___________
	(1) For 2009, this amount was capped to the extent of earnings allocable to policyholder dividend obligation.

	Closed Block revenues and benefits and expenses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	2009	2008	2007

	(in millions)
Revenues
Premiums	$3,250	$3,608	$3,552
Net investment income	2,907	3,154	3,499
Realized investment gains (losses), net	(1,219)	(8)	584
Other income	102	15	51

Total Closed Block revenues	5,040	6,769	7,686

Benefits and Expenses
Policyholders' benefits	3,762	4,087	4,021
Interest credited to policyholders' account balances	141	141	139
Dividends to policyholders'	1,222	2,122	2,731
General and administrative expenses	568	632	729

Total Closed Block benefits and expenses	5,693	6,982	7,620

Closed Block revenues, net of Closed Block benefits and expenses, before
income taxes and discontinued operations	(653)	(213)	66
Income tax expense (benefit)	(63)	(193)	64
Closed Block revenues, net of Closed Block benefits and expenses and income
taxes, before discontinued operations	(590)	(20)	2
Income from discontinued operations, net of taxes	-	-	2
Closed Block revenues, net of Closed Block benefits and expenses, income taxes
and discontinued operations	$(590)	$(20)	$4
13.    REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2009	2008	2007

	(in millions)
Direct premiums	$9,866	$9,787	$9,447
Reinsurance assumed	1,164	987	862
Reinsurance ceded	(1,397)	(1,301)	(1,436)
Premiums	$9,633	$9,473	$8,873

Direct policy charges and fees	$2,020	$2,059	$1,956
Reinsurance assumed	140	181	236
Reinsurance ceded	(70)	(60)	(53)
Policy charges and fees	$2,090	$2,180	$2,139

Direct policyholder benefits	$11,485	$11,695	$11,057
Reinsurance assumed	959	1,169	785
Reinsurance ceded	(1,397)	(1,291)	(1,397)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policyholders' benefits	$11,047	$11,573	$10,445

Reinsurance recoverables at December 31, are as follows:

		2009	2008

		(in millions)
Individual and group annuities (1)		$1,039	$856
Life Insurance		1,482	1,367
Other reinsurance		119	113
Total reinsurance recoverable		$2,640	$2,336

_________
(1)
Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,038 million and $856 million at December 31, 2009 and 2008, respectively.

 “Premiums” includes affiliated reinsurance assumed of $1,092 million, $974 million and $847 million and affiliated reinsurance ceded of $(111) million, $(114) million and $(102) million for the years ended December 31, 2009, 2008, and 2007, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $823 million, $748 million and $645 million and affiliated reinsurance ceded of $(61) million, $(66) million and $(54) million for the years ended December 31, 2009, 2008, and 2007, respectively.

“General and administrative expenses” include affiliated assumed expenses of $128 million, $91 million and $82 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Amounts “Due from parent and affiliates” includes affiliated reinsurance recoverables of $940 million and $853 million at December 31, 2009 and 2008, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 61% of the reinsurance recoverable at December 31, 2009. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” include affiliated reinsurance recoverable referenced above as well as $(4) million and $833 million at December 31, 2009 and 2008, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $878 million, a gain of $768 million and a gain of $22 million for the years ended December 31, 2009, 2008, and 2007, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $754 million and $652 million at December 31, 2009 and 2008, respectively.

Amounts “Due to parent and affiliates” includes reinsurance payables of $2,880 million and $2,237 million at December 31, 2009 and 2008, respectively.

During 2007, an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting was recaptured resulting in an increase in paid in capital of $18 million to the Company. “Other income”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

includes losses of $48 million for the year ended December 31, 2007, related to this agreement. There was no income related to this agreement in 2008 and 2009.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2009	2008

	(in millions)
Commercial paper	$730	$4,343
Other notes payable(1)(2)	159	1,248
Current portion of long-term debt(3)	2,042	64
Total short-term debt	$2,931	$5,655

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $1,000 million at December 31, 2008, which are discussed in more detail below.
(2)
Includes notes due to related parties of $157 million and $70 million at December 31, 2009 and 2008, respectively.  At December 31, 2008, $12 million, of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to -30.0% in 2009 and -74.9% to 12.4% in 2008. The remaining related party notes payable have variable interest rates ranging from 0.4% to 1.8% in 2009 and 1.8% to 3.5% in 2008.

(3)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $2,000 million at December 31, 2009, which are discussed in more detail below.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt and convertible debt, was 0.6% and 1.5% at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, the Company was in compliance with all covenants related to the above debt.

At December 31, 2009, the Company had $4,340 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit have terms ranging from two to three years. The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $1,004 million at December 31, 2009, of which $204 million was used.

Commercial Paper

 The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. Prudential Funding, LLC, (“Prudential Funding”) a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program, rated A-1+ by Standard & Poor’s Rating Services (“S&P”), P-2 by Moody’s Investor Service, Inc. (“Moody’s”) and F1 by Fitch Ratings Ltd. (“Fitch”) at December 31, 2009. Prudential Funding’s outstanding commercial paper borrowings were $730 million and $4,343 million at December 31, 2009 and December 31, 2008, respectively. At December 31, 2009 and 2008, the weighted average maturity of total commercial paper outstanding was 23 and 27 days, respectively. Prudential Funding’s outstanding master note borrowings, included in other notes payable in the table above were $0 million and $11 million at December 31, 2009 and 2008, respectively.

Prudential Funding’s commercial paper programs were granted approval during the fourth quarter of 2008 to participate in the Commercial Paper Funding Facility (“CPFF”) sponsored by the Federal Reserve Bank of New York.  Commercial paper programs were required to maintain ratings of at least A-1/P-1/F1 by at least two rating agencies in order to be eligible for the CPFF.  Access to the CPFF for all issuers was terminated, by the Federal Reserve, on February 1, 2010.  As of December 31, 2009

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Funding did not have any commercial paper outstanding under the CPFF.  The outstanding commercial paper at December 31, 2008 includes $450 million under the CPFF.

At December 31, 2009 and 2008, a portion of commercial paper borrowings were supported by $4,340 million and $4,500 million of the Company’s existing lines of credit, respectively. The Company’s ability to borrow under these line of credit facilities is conditioned on the continued satisfaction of customary conditions, including the absence of defaults (as defined in these facility agreements) and the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5,500 million based on statutory accounting principles prescribed under New Jersey law and Prudential Financial’s maintenance of consolidated net worth of at least $12,500 million, which for this purpose is based on U.S. GAAP equity, excluding net unrealized gains and losses on investments. The Company’s ability to borrow under these facilities is not contingent on its credit ratings or subject to material adverse change clauses. As of December 31, 2009 and 2008, Prudential Insurance’s total adjusted capital and Prudential Financial’s consolidated U.S. GAAP equity, excluding net unrealized gains and losses on investments, exceeded the minimum amounts required to borrow under these facilities.

Federal Home Loan Bank of New York

Prudential Insurance has been a member of the Federal Home Loan Bank of New York (“FHLBNY”) since June 2008. Membership allows Prudential Insurance access to collateralized advances, collateralized funding agreements, and other FHLBNY products. Collateralized advances from the FHLBNY are classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. Collateralized funding agreements issued to the FHLBNY are classified in “Policyholders’ account balances.” These funding agreements have priority claim status above debt holders of Prudential Insurance.

Prudential Insurance’s membership in FHLBNY requires the ownership of member stock, and borrowings from FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the outstanding borrowings. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $221 and $199 million as of December 31, 2009 and 2008, respectively.

The FHLBNY requires Prudential Insurance to pledge qualifying mortgage-related assets or U.S. Treasury securities as collateral for all borrowings. In May 2009, the New Jersey Department of Banking and Insurance (“NJDOBI”) revised its prior guidance to increase the maximum amount of qualifying assets that Prudential Insurance may pledge as collateral to the FHLBNY from 5% to 7% of its prior year-end statutory net admitted assets exclusive of separate account assets; however, this limitation resets to 5% on December 31, 2010 unless extended by NJDOBI. Based on its statutory net admitted assets as of December 31, 2008, the 7% limitation equates to a maximum amount of pledged assets of $10,474 million and an estimated maximum borrowing capacity, after taking into account applicable required collateralization levels and required purchases of activity based FHLBNY stock, of approximately $8,702 million. However, the ability to borrow from the FHLBNY is subject to the availability and maintenance of qualifying assets at Prudential Insurance, and there is no assurance that Prudential Insurance will have sufficient qualifying assets available to it in order to access the increased capacity in full at any particular time. Also, the revised guidance from NJDOBI limits the aggregate amount of assets Prudential Insurance may pledge for all loans, including borrowings from the FHLBNY, to 10% of its prior year-end statutory net admitted assets exclusive of separate account assets; however, this limitation excludes certain activities, such as asset-based financing transactions.

The fair value of the qualifying assets pledged as collateral by Prudential Insurance must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. As of December 31, 2009 and 2008, respectively, Prudential Insurance had pledged qualifying assets with a fair value of $3,947 million and $4,075 million, which is above the minimum level required by the FHLBNY, and had total outstanding borrowings of $3,500 million and $3,000 million, respectively. The total borrowings from the FHLBNY at December 31, 2009 are comprised of $2,000 million of collateralized advances reflected in “Short-term debt” and $1,500 million of collateralized funding agreements reflected in “Policyholders’

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

 account balances.”  The total borrowings from the FHLBNY at December 31, 2008 are comprised of $1,000 million and $2,000 million of collateralized advances reflected in “Short-term debt” and “Long-term debt”, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly owned subsidiary of the Company, became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt”, depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock, and borrowings from FHLBB require the purchase of FHLBB activity based stock in an amount between 3.0% and 4.5% of outstanding borrowings, depending on the maturity of the obligation. As of December 31, 2009, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) granted PRIAC consent to pledge up to $2,600 million in qualifying assets to secure borrowing through December 31, 2009 and recently granted an extension through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds, after December 31, 2011. Based on eligible assets as of December 31, 2009, PRIAC had an estimated maximum borrowing capacity, after taking into account applicable required collateralization levels and required purchases of activity based FHLBB stock, of approximately $1,000 million.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity
	Dates	Rate	2009	2008

			(in millions)
Fixed rate notes:
Surplus notes(1)	2014-2036	4.75%-8.30%	$2,686	$2,687
Other fixed rate notes(2)(3)	2010-2027	1.00%-14.85%	780	1,281
Floating rate notes:
Surplus notes(4)	2016-2052	(5)	3,250	3,200
Other floating rate notes(2)(6)	2010-2013	(7)	213	1,519
Total long-term debt			$6,929	$8,687

[Missing Graphic Reference]
(1)
Fixed rate surplus notes at December 31, 2009 and 2008 includes $1,745 million and $2,243 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 5.1% to 6.1% in 2009 and 4.75% to 6.1% in 2008.

(2)
Includes collateralized borrowings from the Federal Home Loan Bank of New York of $2,000 million at December 31, 2008, of which $500 million is fixed-rate and $1,500 million is floating rate.  These borrowings are discussed in more detail above.

(3)
Other fixed rate notes at December 31, 2009 and 2008 includes $578 million and $540 million, respectively, due to related parties.  Maturities of these notes range from 2015 through 2027 and interest rates ranged from 4.88% to 14.85% in 2009 and 4.88% to 5.29% in 2008.

(4)	Floating rate surplus notes at December 31, 2009 includes $50 million due to a related party. Maturity of these notes is 2039. The interest rate was 2.61% in 2009.
(5)	The interest rate on the floating rate Surplus notes ranged from 0.55% to 4.84% in 2009 and 1.51% to 5.93% in 2008.
(6)
Other floating rate notes at December 31, 2009 and 2008 includes $213 million and $19 million, respectively, due to related parties.  Maturities on these notes range from 2011 through 2013 and interest rates on these notes ranged from 1.52% to 15.48% in 2009 and 8.89% to 15.48% in 2008.  At December 31, 2008, the related party notes were Mexican peso denominated loans.

(7)	The interest rates on the other floating rate notes are based on LIBOR. Interest rates ranged from 1.52% to 15.48% in 2009 and 3.33% to 15.48% in 2008.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

At December 31, 2009 and 2008, the Company was in compliance with all debt covenants related to the borrowings in the above table.

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2009 and 2008, the Company met these statutory capital requirements. At December 31, 2009 and 2008, $941 million and $444 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares  issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange.  In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a  make-whole redemption price.  The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2009 and 2008, the credit derivative was a liability of $22 million and $16 million, respectively, net of $0 million and $125 million in collateral pledged by Prudential Financial, respectively.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At December 31, 2009 and 2008, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2009 and 2008, these derivative instruments had no material value.

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the year ended December 31, 2009 and interest expense was decreased by $10 million for the year ended December 31, 2008. See Note 21 for additional information on the Company’s use of derivative instruments.

 Interest expense for short-term and long-term debt, including interest on affiliated debt, was $352 million, $539 million and $798 million, for the years ended December 31, 2009, 2008 and 2007, respectively. Interest expense related to affiliated debt was $154 million, $177 million and $191 million for the years ended December 31, 2009, 2008 and 2007, respectively.  “Due to parents and affiliates” included $24 and $23 million associated with the affiliated long-term interest payable at December 31, 2009 and 2008, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15. EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2009	2008	2007

	(in millions)
Net income (loss)	$2,312	$(668)	$1,941
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	6	(24)	8
Change in net unrealized investments gains (losses)(1)	7,332	(5,888)	(270)
Change in pension and postretirement unrecognized net periodic benefit (cost)	(620)	(707)	521
Other comprehensive income (loss), net of tax expense (benefit) of $3,364,
($3,517), $195	6,718	(6,619)	259
Comprehensive income (loss)	9,030	(7,287)	2,200
Comprehensive income attributable to noncontrolling interests	(1)	(2)	(2)
Comprehensive income (loss) attributable to Prudential Insurance Company of America.	$9,029	$(7,289)	$2,198

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2006	$115	$485	$(682)	$(82)
Change in component during year(2)	8	(273)	521	256
Balance, December 31, 2007	123	212	(161)	174
Change in component during year(2)	(24)	(6,033)	(707)	(6,764)
Balance, December 31, 2008	99	(5,821)	(868)	(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than-
temporary impairments of debt securities(3)	-	(575)	-	(575)
Balance, December 31, 2009	$105	$936	$(1,488)	$(447)

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 and 2007 includes the purchase of fixed maturities from an affiliate of $(145) million and $(3) million respectively.
(3)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $5,295 million at December 31, 2009. There were applicable adjustments for cumulative unrealized investment gains of $925 million at December 31, 2009. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($10,042 million as of December 31, 2009) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($2,424 million for the year ended December 31, 2009). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $1,101 million, $(808) million and $1,274 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus of Prudential Insurance amounted to $10,042 million and $6,432 million at December 31, 2009 and 2008, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.    STOCK-BASED COMPENSATION

In 2009 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

Upon the adoption of the revised authoritative guidance on accounting for stock based compensation on January 1, 2006, Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employee becomes retirement-eligible to apply the non-substantive vesting period approach to all new share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved (as defined by the plan), if that is expected to occur during the nominal vesting period (generally three years). The Company accounts for those awards granted between (a) the adoption on January 1, 2003 of the fair value recognition provisions of authoritative guidance on accounting for stock based compensation, and (b) the adoption on January 1, 2006 of revised authoritative guidance on accounting for stock based compensation, which specify that an employee vests in the award upon retirement using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period.  If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2009, 2008 and 2007, include allocated costs of $14 million, $20 million and $24 million, respectively, associated with employee stock options and $37 million, $27 million, and $46 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

17.    EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, the revised authoritative guidance eliminated the provisions that allowed plan assets and obligations to be measured as of a date not more than three months prior to the reporting entity’s balance sheet date.  The revised authoritative guidance requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end.  The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to “Retained earnings” of $27 million.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2009 and 2008, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2009	2008	2009	2008

	(in millions)
Change in benefit obligation
Benefit obligation at end of prior year period	$(7,481)	$(7,248)	$(1,994)	$(2,164)
Effect of measurement date change	-	(22)	-	13
Benefit obligation at the beginning of period	(7,481)	(7,270)	(1,994)	(2,151)
Service cost	(120)	(116)	(10)	(10)
Interest cost	(441)	(445)	(115)	(124)
Plan participants’ contributions	-	-	(21)	(18)
Medicare Part D subsidy receipts	-	-	(14)	(11)
Amendments	-	-	-	3
Actuarial gains/(losses), net	(392)	(223)	(172)	93
Settlements	-	-	-	-
Special termination benefits	(1)	(2)	-	-
Benefits paid	494	519	209	218
Foreign currency changes and other	(16)	56	(5)	6
Benefit obligation at end of period	$(7,957)	$(7,481)	$(2,122)	$(1,994)

Change in plan assets
Fair value of plan assets at end of prior year period	$9,900	$9,992	$1,417	$2,104
Effect of measurement date change	-	72	-	(4)
Fair value of plan assets at beginning of period	9,900	10,064	1,417	2,100
Actual return on plan assets	90	334	278	(463)
Employer contributions	60	78	16	18
Plan participants’ contributions	-	-	21	18
Disbursement for settlements	-	-	-	-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Benefits paid	(494)	(519)	(209)	(218)
Foreign currency changes and other	16	(57)	(4)	(38)
Fair value of plan assets at end of period	$9,572	$9,900	$1,519	$1,417

Funded status at end of period	$1,615	$2,419	$(603)	$(577)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,523	$3,230	$-	$-
Accrued benefit liability	(908)	(811)	(603)	(577)
Net amount recognized	$1,615	$2,419	$(603)	$(577)

Items recorded in “Accumulated other comprehensive income”
not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$-	$-	$1	$2
Prior service cost	105	131	(65)	(76)
Net actuarial loss	1,674	661	660	700
Net amount not recognized	$1,779	$792	$596	$626

Accumulated benefit obligation	$(7,584)	$(7,260)	$(2,122)	$(1,994)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($779 million and $711 million benefit obligation at December 31, 2009 and 2008, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2009 and 2008. As of December 31, 2009 and 2008, the assets in these trusts had a carrying value of $281 million and $169 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($75 million and $75 million benefit obligation at December 31, 2009 and 2008, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2009 and 2008, the assets in the trust had a carrying value of $124 million and $157 million, respectively.

Pension benefits for foreign plans comprised 3% and 2% of the ending benefit obligation for 2009 and 2008. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2009 and 2008. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

2009	2008

(in millions)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Projected benefit obligation	$1,065	$811
Fair value of plan assets	157	-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2009	2008

	(in millions)

Accumulated benefit obligation	$969	$740
Fair value of plan assets	157	-

In 2008 the pension plan purchased annuity contracts from Prudential Insurance for $2 million. There were no purchases of annuity contracts in 2009 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $20 million and $16 million as of December 31, 2009 and 2008, respectively.

There were no pension plan amendments in 2009 or 2008.  There were no postretirement plan amendments in 2009. The benefit obligation for other postretirement benefits decreased by $3 million in 2008 related to plan amendments, primarily due to cost sharing changes.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2009	2008	2007	2009	2008	2007

	(in millions)

Service cost	$120	$116	$130	$10	$10	$12
Interest cost	441	445	417	115	124	136
Expected return on plan assets	(729)	(717)	(769)	(107)	(161)	(93)
Amortization of transition obligation	-	-	-	1	1	1
Amortization of prior service cost	26	28	29	(11)	(11)	(6)
Amortization of actuarial (gain) loss, net	20	17	20	42	1	15
Settlements	-	-	-	-	-	-
Special termination benefits	1	2	4	-	-	-
Net periodic (benefit) cost	$(121)	$(109)	$(169)	$50	$(36)	$65

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss

	(in millions)

Balance, December 31, 2007	$-	$166	$85	$2	$(88)	$172
Effect of measurement date change	-	(7)	(4)	1	3	-
Amortization for the period	-	(28)	(17)	(1)	11	(1)
Deferrals for the period	-	-	606	-	(3)	531
Impact of foreign currency changes and other	-	-	(9)	-	1	(2)
Balance, December 31, 2008	-	131	661	2	(76)	700
Amortization for the period	-	(26)	(20)	(1)	11	(42)
Deferrals for the period	-	-	1,031	-	-	1
Impact of foreign currency changes and other	-	-	2	-	-	1
Balance, December 31, 2009	$-	$105	$1,674	$1	$(65)	$660

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2010 are as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of transition obligation	$-	$1
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	26	39
Total	$49	$28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below. The assumptions for 2007 are as of September 30. The assumptions for 2008 use September 30, 2007 for beginning of period and December 31, 2008 for end of period.  The assumptions for 2009 use December 31, 2008 as the beginning of period and December 31, 2009 for end of period:

	Pension Benefits			Other Postretirement Benefits
	2009	2008	2007	2009	2008	2007

Weighted-average assumptions
Discount rate (beginning of period)	6.00%	6.25%	5.75%	6.00%	6.00%	5.75%
Discount rate (end of period)	5.75%	6.00%	6.25%	5.50%	6.00%	6.00%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.50%	7.75%	8.00%	8.00%	8.00%	9.25%
Health care cost trend rates (beginning of period)				5.00-8.00%	5.00-8.75%	5.09-9.06%
Health care cost trend rates (end of period)				5.00-7.50%	5.00-8.00%	5.00-8.00%
For 2009, 2008 and 2007, the ultimate health care cost trend rate after
gradual decrease until: 2014, 2012, 2009 (beginning of period)				5.00%	5.00%	5.00%
For 2009, 2008 and 2007, the ultimate health care cost trend rate
after gradual decrease until: 2015, 2014, 2012 (end of period)				5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 500 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2009 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2009. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing.  The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2010.  The expected long-term rate of return for 2010 is 7.50% and 7.50% for the pension and postretirement plans, respectively.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits

(in millions)
One percentage point increase
Increase in total service and interest costs	$6
Increase in postretirement benefit obligation	116

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	103

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2009 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum

Asset Category
U.S. Equities	2%	10%	33%	44%
International Equities	2%	10%	1%	7%
Fixed Maturities	53%	74%	0%	59%
Short-term Investments	0%	12%	0%	63%
Real Estate	1%	13%	0%	0%
Other	3%	21%	0%	0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

  Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts.  Pooled separate accounts hold assets for multiple investors.  Each investor owns a “unit of account.”  Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.  Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor.  Each investor owns a “unit of account.”  Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2009 and December 31, 2008 for either the pension or postretirement plans. Pension plan assets of $6,393 million and $6,299 million are included in the Company’s separate account assets and liabilities as of December 31, 2009 and December 31, 2008, respectively.

The authoritative guidance around fair value established a framework for measuring fair value.  Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.”  The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

 Real Estate Investment Trusts - The value of interests in Real Estate Investment Trusts (“REIT”) is based on the appraised value of the properties held by the REIT as determined by independent qualified appraisers.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Fund - The value of interests in the hedge fund is based on the underlying investments that include equities, debt and other investments.

 Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance.  Group policies are invested in Insurance Company Pooled Separate Accounts.  Individual policies are invested in Registered Investment Companies (Mutual Funds).

Pension plan asset allocations in accordance with the investment guidelines as of December 31, 2009, are as follows:

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$782	$-	$782
Common/collective trusts (1)	-	128	-	128
Other (2)	33	5	-	38
Sub-total				948

International Equities:
Pooled separate accounts (3)	-	23	-	23
Common/collective trusts (4)	-	156	-	156
Equities	61	-	-	61
Sub-total				240

Fixed Maturities:
Pooled separate accounts (5)	-	867	-	867
Common/collective trusts (6)	-	345	-	345
U.S. government securities (federal):
Mortgage backed	-	70	-	70
Other U.S. government securities	-	2,085	-	2,085
U.S. government securities (state & other)	-	385	-	385
Non-U.S. government securities	-	13	-	13
United Kingdom insurance pooled funds (7)	-	90	-	90
Corporate Debt:
Corporate bonds (8)	-	2,008	1	2,009
Asset backed	-	102	-	102
Collateralized Mortgage Obligations (CMO) (9)	-	881	2	883

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Interest rate swaps (Notional amount: $5,686)	-	215	-	215
Guaranteed investment contract	-	1	-	1
Other (2)	61	(1)	120	180
Unrealized gain (loss) on investment of securities lending
collateral (10)	-	(182)	-	(182)
Sub-total				7,063

Short-term Investments:
Pooled separate accounts	-	10	-	10
United Kingdom insurance pooled funds	-	6	-	6
Sub-total				16

Real Estate:
Pooled separate accounts (11)	-	-	187	187
Partnerships	-	-	48	48
Other	-	-	-	-
Sub-total				235

Other:
Structured debt (Gateway Recovery Trust)	-	-	572	572
Partnerships	-	-	280	280
Hedge fund	-	-	218	218
Sub-total				1,070
Total	$155	$7,989	$1,428	$9,572

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(3)	This category invests in large cap international equity funds whose objective is to track an index.
(4)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)
The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,231 million and the liability for securities lending collateral is $1,413 million.

(11)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2009

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts

	(in millions)
Fair Value, beginning of period	$13	$2	$161	$323

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-	(125)
Relating to assets sold during the period	-	-	-	(1)
Purchases, sales and settlements	(3)	-	(41)	(10)
Transfers in and /or out of Level 3	(9)	-	-	-
Fair Value, end of period	$1	$2	$120	$187

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009

	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund

	(in millions)
Fair Value, beginning of period	$64	$477	$197	$176
Actual Return on Assets:
Relating to assets still held at the reporting date	(15)	95	17	42
Relating to assets sold during the period	-	-	-	-
Purchases, sales and settlements	(1)	-	66	-
Transfers in and /or out of Level 3	-	-	-	-
Fair Value, end of period	$48	$572	$280	$218

Postretirement plan asset allocations in accordance with the investment guidelines as of December 31, 2009 are as follows:
	As of December 31, 2009
	Level 1	Level 2	Level 3	Total

	(in millions)
U.S. Equities:
Variable Life Insurance Policies:
Pooled separate accounts (1)	$-	$155	$-	$155
Registered investment companies	253	-	-	253
Common trusts (2)	-	95	-	95
Equities	97	-	-	97
Sub-total				600

International Equities:
Variable Life Insurance Policies
Pooled separate accounts (3)	-	39	-	39
Common trusts (4)	-	19	-	19
Sub-total				58

Fixed Maturities:
Common trusts (5)	-	29	-	29
U.S. government securities (federal):
Mortgage Backed	-	33	-	33
Other U.S. government securities	-	84	-	84
U.S. government securities (state & other)	-	1	-	1
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	259	1	260
Asset Backed	-	98	-	98
Collateralized Mortgage Obligations (CMO) (7)	-	215	2	217
Interest rate swaps (Notional amount: $322)	-	4	-	4

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other (8)	110	-	12	122
Sub-total				851

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	9	-	-	9
Sub-total				10
Total	$469	$1,035	$15	$1,519

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2009

	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other

	(in millions)
Fair Value, beginning of period	$3	$2	$11
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-
Relating to assets sold during the period	-	-	-
Purchases, sales and settlements	(2)	-	1
Transfers in and /or out of Level 3	-	-	-
Fair Value, end of period	$1	$2	$12

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2009	2008	2009	2008

Asset Category
U.S. Equities	10%	8%	40%	37%
International Equities	3	2	4	4
Fixed Maturities	74	77	55	58

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Short-term Investments	-	1	1	1
Real Estate	2	4	-	-
Other	11	8	-	-
Total	100%	100%	100%	100%

          The expected benefit payments for the Company's pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company's postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2010	$522	$195	$18
2011	515	196	18
2012	523	195	20
2013	529	195	21
2014	540	193	21
2015-2019	2,879	921	110
Total	$5,508	$1,895	$208

The Company anticipates that it will make cash contributions in 2010 of approximately $55 million to the pension plans and approximately $13 million to the postretirement plans.

Postemployment Benefits

 The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2009 and 2008 was $38 million and $39 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

 The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $53 million, $51 million and $51 million for the years ended December 31, 2009, 2008 and 2007, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18.    INCOME TAXES

 The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2009	2008	2007
	(in millions)
Current tax expense (benefit)
U.S.	$343	$(309)	$387
State and local	(2)	5	(10)
Foreign	9	20	59

Total	350	(284)	436

Deferred tax expense (benefit)
U.S.	(747)	(61)	148
State and local	9	3	(3)
Foreign	(3)	5	(3)

Total	(741)	(53)	142

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(391)	$(337)	$578
Income tax expense (benefit) on equity in earnings of operating joint ventures	807	(109)	145
Income tax expense (benefit) on discontinued operations	—	(2)	(2)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	3,054	(3,594)	195
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	(59)	561	—
Stock-based compensation programs	10	(8)	(59)
Cumulative effect of changes in accounting principles	310	10	(87)
Other	—	—	18

Total income taxes	$3,731	$(3,479)	$788

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2009	2008	2007
	(in millions)
Expected federal income tax expense (benefit)	$152	$(277)	$781
Non-taxable investment income	(120)	(22)	(178)
Low income housing and other tax credits	(68)	(79)	(67)
Expiration of statute of limitations and related interest	(272)	—	—
Other	(83)	41	42

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(391)	$(337)	$578

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2009	2008
	(in millions)
Deferred tax assets
Policyholders’ dividends	$150	$402
Insurance reserves	344	—
Net operating and capital loss carryforward	39	46
Net unrealized investment losses	—	3,591
Employee benefits	244	—
Investments	532	630
Other	92	53

Deferred tax assets before valuation allowance	1,401	4,722
Valuation allowance	(8)	(18)

Deferred tax assets after valuation allowance	1,393	4,704

Deferred tax liabilities
Insurance reserves	—	686
Net unrealized investment gains	678	—
Deferred policy acquisition costs	1,593	2,059
Employee benefits	—	95

Deferred tax liabilities	2,271	2,840

Net deferred tax asset (liability)	$(878)	$1,864

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. The valuation allowance as of December 31, 2009 and 2008, respectively, includes $0 million and $1 million recorded in connection with state deferred tax assets and $8 million and $17 million recorded in connection with foreign deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

At December 31, 2009 and 2008, respectively, the Company had federal net operating and capital loss carryforwards of $108 million and $130 million, which expire between 2014 and 2029. At December 31, 2009 and 2008, respectively, the Company had state net operating and capital loss carryforwards for tax purposes approximating $5 million and $5 million, which expire between 2010 and 2030

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary.  During 2009, 2008 and 2007, the Company made no changes with respect to its repatriation assumptions. The Company had undistributed earnings of foreign subsidiaries, where it assumes permanent reinvestment, of $187 million at December 2009, $166 million at December 2008, and $130 million at December 2007, for which U.S. deferred taxes have not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted the revised authoritative guidance for accounting for uncertainty in income taxes which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return.  Adoption of this new guidance resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of January 1, 2007 and as of December 31, 2007, 2008 and 2009 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$389	$124	$513
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	(3)	(6)	(9)
Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	—	98	98
(Decreases) in unrecognized tax benefits taken in prior period	—	(27)	(27)
Amounts as of December 31, 2008	$386	$206	$592
Increases in unrecognized tax benefits taken in prior period	—	43	43
(Decreases) in unrecognized tax benefits taken in prior period	(22)	(21)	(43)
Settlements with Parent	(150)	(95)	(245)
(Decrease) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(214)	—	(214)
Amounts as of December 31, 2009	$—	$133	$133

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$82	$468
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$386	$88	$474
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$—	$13	$13

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).  In 2009, 2008 and 2007, the Company recognized $(138) million, $52 million and $59 million in the consolidated statement of operations and recognized $(18) million, $190 million and $138 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010, unless extended. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired. See Note 20 for a discussion of the settlement of the Company’s contingent tax liability with Prudential Financial.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $272 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 1, 2010, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010,  (together, the “Healthcare Act”). The federal government provides a subsidy to companies, including Prudential Financial and its subsidiaries that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”). The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company has incurred a charge for the reduction of deferred tax assets of approximately $100 million for the quarter ending March 31, 2010, which reduces net income and is reflected in “Income tax expense.”

19.    FAIR VALUE OF ASSETS AND LIABILITIES

Transition Impact – As discussed in Note 2, the Company adopted the authoritative guidance related to fair value measurements and disclosures and the fair value option for financial assets and financial liabilities effective January 1, 2008. The adoption of these standards did not affect the Company’s consolidated financial position or results of operations.

In addition, the guidance related to the fair value option, requires entities to classify cash receipts and cash payments related to items measured at fair value according to their nature and purpose on the Statement of Cash Flows. As a result, cash flows related to trading account assets supporting insurance liabilities and certain other assets are classified as investing rather than operating as of the adoption date of this guidance.

Fair Value Measurement – Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:  (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include:  fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include:  asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits.  Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2009 and 2008 these over-rides on a net basis were not material.

Inactive Markets - During 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities.  In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through December 31, 2009, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company’s judgment of what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow valuation, the Company considered the level of inactivity and the amount of observable information. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 100% where more observable information was available. As a result, as of December 31, 2009, the Company reported fair values for these sub-prime securities which were net $591 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $5,545 million, which was reflected within Level 3 in the fair value hierarchy as of December 31, 2009, based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2009
	Level 1	Level 2	Level 3 (1)	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	$-	$6,718	$-	$-	$6,718
Obligations of U.S. states and their political subdivisions	-	1,284	-	-	1,284
Foreign government bonds	-	2,122	42	-	2,164
Corporate securities	5	67,387	752	-	68,144
Asset-backed securities	-	3,058	6,085	-	9,143
Commercial mortgage-backed securities	-	9,953	-	-	9,953
Residential mortgage-backed securities	-	8,719	83	-	8,802
Sub-total	5	99,241	6,962	-	106,208
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	56	-	-	56
Obligations of U.S. states and their political subdivisions	-	31	-	-	31
Foreign government bonds	-	106	-	-	106
Corporate securities	-	9,335	83	-	9,418
Asset-backed securities	-	576	281	-	857
Commercial mortgage-backed securities	-	1,888	5	-	1,893
Residential mortgage-backed securities	-	1,412	20	-	1,432
Equity securities	-	118	3	-	121
All other activity	337	388	-	-	725
Sub-total	337	13,910	392	-	14,639
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government
authorities and agencies	-	71	-	-	71
Obligations of U.S. states and their political subdivisions	-	-	-	-	-
Foreign government bonds	-	-	-	-	-
Corporate securities	-	169	-	-	169
Asset-backed securities	-	141	42	-	183
Commercial mortgage-backed securities	-	52	-	-	52
Equity Securities	213	-	2	-	215
All other activity	13	6,114	290	(4,242)	2,175
Sub-total	226	6,547	334	(4,242)	2,865

Equity securities, available for sale	3,118	1,614	124	-	4,856
Commercial mortgage and other loans	-	-	(10)	-	(10)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other long-term investments	1	21	-	-	22
Short-term investments	2,877	1,768	-	-	4,645
Cash and cash equivalents	4,364	2,013	-	-	6,377
Other assets	2,387	175	-	-	2,562
Due from parent and affiliates	-	450	3,372	-	3,822
Sub-total excluding separate account assets	13,315	125,739	11,174	(4,242)	145,986
Separate account assets (3)	59,694	59,892	12,890	-	132,476
Total assets	$73,009	$185,631	$24,064	$(4,242)	$278,462
Future policy benefits	-	-	58	-	58
Long-term debt	-	-	-	-	-
Other liabilities	-	4,683	10	(3,841)	852
Due to parent and affiliates	-	1,122	288	-	1,410
Total liabilities	$-	$5,805	$356	$(3,841)	$2,320

	As of December 31, 2008
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale	$-	$95,333	$1,923	$-	$97,256
Trading account assets supporting insurance liabilities	196	12,376	145	-	12,717
Other trading account assets	20	10,337	1,351	(7,085)	4,623
Equity securities, available for sale	2,404	1,153	73	-	3,630
Other long-term investments	15	199	-	-	214
Short-term investments	1,913	1,177	-	-	3,090
Cash and cash equivalents	2,099	5,344	-	-	7,443
Other assets	1,247	2,500	-	-	3,747
Due from parent and affiliates	-	1,752	833	-	2,585
Sub-total excluding separate account assets	7,894	130,171	4,325	(7,085)	135,305
Separate account assets (1)	42,391	60,564	19,780	-	122,735
Total assets	$50,285	$190,735	$24,105	$(7,085)	$258,040
Future policy benefits	-	-	1,172	-	1,172
Other liabilities	1	6,509	139	(5,948)	701
Due to parent and affiliates	-	2,696	1,260	-	3,956
Total liabilities	$1	$9,205	$2,571	$(5,948)	$5,829

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service.  If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2009 and 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions, and liquidity assumptions. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - (Including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities - Consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.  Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives. Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - Include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Other Liabilities – Other assets carried at fair value include U.S. Treasury bills held within our global commodities group whose fair values are determined consistent with similar securities described above under “Fixed Maturity Securities.” Included in other liabilities are various derivatives contracts executed within our global commodities group, including exchange-traded futures, foreign currency and commodity contracts. The fair values of these derivative instruments are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to\from parent and affiliates - Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.  Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with its optional living benefit features.  Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company’s insurance subsidiaries in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company’s insurance subsidiaries, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant’s view of the Company’s claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market’s perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

discount rate as of December 31, 2009 generally ranged from 75 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009

	Fixed Maturities Available For Sale - Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Foreign Government Bonds

	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$-
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(96)	(661)	-	-
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	5	112	2,257	(1)	-
Net investment income	-	11	57	1	-
Purchases, sales, issuances and settlements	123	(579)	(1,582)	18	12
Other(1)	-	-	-	-	-
Transfers into Level 3(2)	10	872	5,228	-	-
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)
Fair Value, end of period	$42	$752	$6,085	$83	$-

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$(100)	$(658)	$-	$-
Asset management fees and other income	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009

	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities

	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-
Asset management fees and other income	20	59	(1)	3	2
Included in other comprehensive income (loss)	-	-	-	-	-
Net investment income	2	-	-	-	-
Purchases, sales, issuances and settlements	(72)	(66)	-	(4)	-
Other(1)	-	-	-	-	-
Transfers into Level 3(2)	229	266	-	-	-
Transfers out of Level 3(2)	(171)	(13)	-	(7)	-
Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-
Asset management fees and other income	$16	$47	$(1)	$3	$2
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available for Sale

	(in millions)
Fair Value, beginning of period	$38	$-	$7	$1,306	$73
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	(320)	(10)
Asset management fees and other income	-	3	3	24	-
Included in other comprehensive income (loss)	-	-	-	-	51
Net investment income	-	-	-	-	-
Purchases, sales, issuances and settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	-	-	-
Transfers into Level 3(2)	-	-	-	-	12
Transfers out of Level 3(2)	-	-	(1)	-	(15)
Fair Value, end of period	$-	$42	$2	$290	$124

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(320)	$(21)
Asset management fees and other income	$2	$1	$3	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-	$51

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)

	(in millions)
Fair Value, beginning of period	$-	$833	$19,780
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(10)	(872)	-
Asset management fees and other income	-	-	-
Interest credited to policyholders' account balances	-	-	(7,373)
Included in other comprehensive income (loss)	-	58	-
Net investment income	-	-	-
Purchases, sales, issuances and settlements	-	1,669	426
Other(1)	-	-	-
Transfers into Level 3(2)	-	1,684	409
Transfers out of Level 3(2)	-	-	(352)
Fair Value, end of period	$(10)	$3,372	$12,890

Unrealized gains (losses) for the period relating to
those Level 3 assets that were still held at the end
of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(10)	$(846)	$-
Asset management fees and other income	$-	$-	$-
Interest credited to policyholders' account balances	$-	$-	$(7,585)
Included in other comprehensive income (loss)	$-	$-	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2009
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

	(in millions)
Fair Value, beginning of period	$(1,172)	$(139)	$(1,260)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,159	82	272
Asset management fees and other income	-	-	9
Included in other comprehensive income (loss)	-	-	-
Net investment income	-	-	-
Purchases, sales, issuances and settlements	(45)	49	691
Other(1)	-	-	-
Transfers into Level 3(2)	-	(2)	-
Transfers out of Level 3(2)	-	-	-
Fair Value, end of period	$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to
those Level 3 assets and liabilities that were still held
at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272
Asset management fees and other income	$-	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-

__________
(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,583 million and $188 million, respectively, of transfers that occurred during the second quarter of 2009, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market, as discussed in detail above. In addition to these sub-prime securities, transfers into Level 3 for Fixed Maturities Available for Sale – Corporate Securities and – Asset-Backed Securities, and Trading Account Assets Supporting Insurance Liabilities – Corporate Securities and – Asset-Backed Securities, as well as Due from Parent and Affiliates included transfers resulting from the use of unobservable inputs within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.

Transfers out of level 3 for Fixed Maturities Available for Sale –Foreign Government Bonds, – Corporate Securities and – Residential Mortgage-Backed Securities as well as Trading Account Assets Supporting Insurance Liabilities – Corporate Securities

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008

	Fixed Maturities Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities Available for Sale

	(in millions)
Fair Value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	-	628	(5)
Asset management fees and other income	-	(39)	(5)	-
Included in other comprehensive income (loss)	(346)	-	-	(24)
Net investment income	11	(1)	-	-
Purchases, sales, issuances and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3(1)	123	(74)	-	(50)
Fair Value, end of period	$1,923	$145	$1,351	$73

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(363)	$-	$628	$(5)
Asset management fees and other income	$-	$(46)	$(5)	$-
Included in other comprehensive income (loss)	$(327)	$-	$-	$(21)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2008
	Due from Parent and Affiliates	Separate Account Assets(3)	Future Policy Benefits	Other Liabilities

	(in millions)
Fair Value, beginning of period	$35	$21,815	$(71)	$(77)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	-	(1,079)	(101)
Asset management fees and other income	-	-	-	-
Interest credited to policyholders' account balances	-	(2,983)	-	-
Included in other comprehensive income (loss)	-	-	-	-
Net investment income	-	-	-	-
Purchases, sales, issuances and settlements	21	1,555	(22)	39
Transfers into (out of) Level 3(1)	-	(607)	-	-
Fair Value, end of period	$833	$19,780	$(1,172)	$(139)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$777	$-	$(1,079)	$(101)
Asset management fees and other income	$-	$-	$-	$-
Interest credited to policyholders' account balances	$-	$(3,733)	$-	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Year Ended December 31, 2008
Due to Parent and Affiliates

(in millions)
Fair Value, beginning of period	$(395)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(650)
Asset management fees and other income	-
Included in other comprehensive income (loss)	-
Net investment income	-
Purchases, sales, issuances and settlements	(215)
Transfers into (out of) Level 3(2)	-
Fair Value, end of period	$(1,260)

Unrealized gains (losses) for the period relating to those Level 3 liabilities that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(650)
Asset management fees and other income	$-
Interest credited to policyholders' account balances	$-

____________
(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value reserve increases resulted in $109 million of losses being recorded for the year ended December 31, 2009 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2009 was $147 million. Similar commercial mortgage loan reserve increases of $6 million were recorded for the year ended December 31, 2008. The reserves were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $51 million and $27 million were recorded for the years ended December 31, 2009 and 2008, respectively, on certain cost method investments. The carrying value as of December 31, 2009 of these investments was $206 million. In addition, impairments of $11 million were recorded for the year ended December 31, 2009 on certain equity method investments. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2009		December 31, 2008
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

	(in millions)
Assets:
Commercial mortgage and other loans	$26,289	$25,649	$27,717	$25,345
Policy loans	7,907	9,358	7,779	10,533
Wachovia Securities "lookback" option	-	-	580	2,280
Notes receivable - affiliated	4,791	4,793	3,752	3,724
Liabilities:
Policyholders' account balances - investment contracts	$58,162	$58,921	$58,143	$57,708
Short-term and long-term debt	9,860	9,787	14,342	12,919

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Wachovia Securities “lookback” option

On December 31, 2009, the Company exercised its rights under the “lookback” option as it relates to its interest in the Wachovia Securities joint venture. Prior to its exercise, the fair value of the “lookback” option was determined internally by using an approach that employs both Black-Scholes and binominal option pricing models, which includes inputs such as equity market volatilities, risk-free rates, dividend yields and counterparty credit risk, as well as an illiquidity discount. At December 31, 2008, the carrying value of the “lookback” option was reflected within “Other assets.”  See Note 7 for additional information on the Company’s Investment in Wachovia Securities.

Notes Receivable – Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflects the Company’s own nonperformance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own nonperformance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20.    RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC.  Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $499 million, $408 million and $444 million for the years ended December 31, 2009, 2008 and 2007, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $1 million, $18 million and $63 million for the years ended December 31, 2009, 2008 and 2007, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $85 million and $119 million at December 31, 2009 and 2008, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company.  Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $248 million, $272 million and $250 million in “Net investment income” and $155 million, $129 million and $108 million in “General and administrative expenses” for the years ended December 31, 2009, 2008 and 2007, respectively. “Due to parent and affiliates” includes $20 million and $26 million at December 31, 2009 and 2008, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity
	Dates	Rate	2009	2008

			(in millions)

U.S. Dollar floating rate notes(1)	2009 - 2026	0.79% - 11.63%	$1,018	$1,216
U.S. Dollar fixed rate notes(2)	2009 - 2026	1.72% - 12.40%	2,977	777
Japanese Yen fixed rate notes(3)	2009 - 2019	1.70% - 3.40%	252	160
Total long-term notes receivable - affiliated(4)			4,247	2,153
Short-term notes receivable - affiliated(5)			544	1,599
Total notes receivable - affiliated			$4,791	$3,752

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

¯¯¯¯¯¯¯¯¯¯¯¯¯
(1)	Includes current portion of the long-term notes receivable of $660 million and $75 million at December 31, 2009 and 2008, respectively.
(2)	Includes current portion of the long-term notes receivable of $539 million and $404 million at December 31, 2009 and 2008, respectively.
(3)	Includes current portion of the long-term notes receivable of $59 million at December 31, 2008.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 1.32% at December 31, 2009 and 3.62% at December 31, 2008. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $30 million and $12 million at December 31, 2009 and 2008, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $207 million, $97 million and $142 million for the years ended December 31, 2009, 2008, and 2007, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $70 million and $55 million, associated with these transactions at December 31, 2009 and 2008, respectively. Revenues related to this lending activity were $0 million, $3 million and $14 million for the years ended December 31, 2009, 2008, and 2007, respectively, and are included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Affiliates

In December 2009, the Company sold fixed maturity investments to an affiliate for a total of $1,871 million, the fair value on the date of transfer plus accrued interest.  In consideration for this sale, the Company received notes receivable from affiliates with a fair value of $1,890 million and $24 million for the accrued interest of which $23 million was unpaid as of December 31, 2009.  The affiliate recorded the investments at the historic amortized cost of the Company.  The difference of $43 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as a decrease to additional paid-in capital.  Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In September 2009, the Company purchased fixed maturity investments from affiliates for a total of $294 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate and no adjustment was necessary to additional paid-in capital as the fair value and carrying amounts were equal.

In June 2009, the Company sold fixed maturity investments to an affiliate for a total of $682 million, the fair value on the date of the transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $19 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as an increase to additional paid-in capital.

In July 2009, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $27 million, the fair value on the date of the transfer plus accrued interest and premiums, less escrows. The affiliate recorded the investments at the Company’s carrying amount. No adjustment was necessary to additional paid-in capital as the fair value and carrying amounts were equal. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In April, June and December 2008, the Company purchased fixed maturity investments from affiliates for a total of $374 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $147 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In February, March and April 2008, the Company purchased commercial mortgage loans from an affiliate for a total of $180 million, the fair value on the date of the transfer plus accrued interest, less escrows. The Company recorded the investments at the affiliate’s carrying amount, and no adjustment was necessary to additional paid-in capital as the fair value and carrying amount were equal.

In December 2008, the Company sold fixed maturity investments to an affiliate for a total of $822 million, the fair value on the date of the transfer plus accrued interest, less escrows. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $51 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.  In June 2009, the Company bought back certain loans that did not meet the affiliate’s criteria for a total of $62 million, the fair value on the date of the original transfer plus accrued interest, less escrows. The Company recorded the investments at the carrying amount as of the date of the original transfer.  The difference of $5 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as an increase to additional paid-in capital.

In December 2008, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $311 million, the fair value on the date of the transfer plus accrued interest, less escrows. The affiliate recorded the investments at the Company’s carrying amount. The difference of $15 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

Transfer of Loans between Affiliates

In October 2009, the Company received a ¥9 billion affiliated loan from Prudential Financial.  The Company recorded the loan at a fair value of $105 million, net of taxes, which also represented the affiliate’s carrying value.  The offset was recorded by the Company as a capital contribution.

Settlement of Contingent Tax Liability between Affiliates

During 2009, in accordance with the terms of the tax sharing agreement with its parent, the Company settled $310 million of its contingent tax liability with Prudential Financial and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as a capital contribution.

Transfer of Duration Lengthening Swaps between Affiliates

In November 2008, the Company received duration lengthening swaps from a direct subsidiary of Prudential Financial.  The Company recorded these items at a fair value of $211 million, net of taxes, which also represented the affiliate’s carrying value.  The offset was recorded as a capital contribution.  These swaps were terminated in December 2008.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,410 million and $1,097 million at December 31, 2009 and 2008, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $1,407 million and $3,957 million at December 31, 2009 and 2008, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $1,814 million and $3,496 million

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

related to these agreements at December 31, 2009 and 2008, respectively. In March and June 2009, the Company settled $1,522 million of its obligation related to the affiliated funding agreements mentioned above for $1,221 million, which resulted in an increase in “Additional paid-in capital” of $278 million. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $23 million and $58 million related to these agreements at December 31, 2009 and 2008, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $121 million, $192 million and $126 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $83 million and $27 million at December 31, 2009 and 2008, respectively. “Net investment income” includes gains of $22 million for the year ended December 31, 2009, losses of $3 million for the year ended 2008 and a gain of $21 million for the year ended December 31, 2007, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity

 Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 22 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

The Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company sells synthetic guaranteed investment contracts which are investment-only, fee-based stable value products, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives and recorded at fair value.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2009			December 31, 2008
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
			(in millions)
Qualifying Hedge Relationships
Interest Rate	$ 6,831	$ 93	$ (355)	$ 5,888	$118	$(809)
Currency	34	-	-	27	-	-
Currency/Interest Rate	1,207	9	(245)	1,132	56	(139)
Total Qualifying Hedge Relationships	$ 8,072	$ 102	$ (600)	$ 7,047	$ 174	$ (948)
Non-qualifying Hedge Relationships
Interest Rate	$ 64,020	$ 1,835	$ (1,179)	$ 59,939	$ 3,545	$ (2,513)
Currency	3,176	57	(2)	2,039	11	(65)
Credit	1,818	236	(68)	1,527	202	(115)
Currency/Interest Rate	2,379	119	(181)	1,928	181	(83)
Equity	1,121	56	(36)	2,346	302	-
Total Non-qualifying Hedge Relationships	$ 72,514	$ 2,303	$ (1,466)	$ 67,779	$ 4,241	$ (2,776)
Total Derivatives(1)	$ 80,586	$ 2,405	$ (2,066)	$ 74,826	$ 4,415	$ (3,724)
_________________

(1) Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $306 million as of December 31, 2009 and a liability of $478 million as of December 31, 2008, included in “Future policy benefits” and “Fixed maturities, available for sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2009	2008	2007
	(in millions)
Qualifying Hedges Fair value hedges
Interest Rate
Realized investment gains (losses)	$ 340	$ (551)	$ (199)
Net investment income	(157)	(99)	15
Interest credited to policyholder account balances – (increase)/decrease	70	17	(16)

Currency

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Income	-	5	-
Total fair value hedge	$ 253	$ (628)	$ (200)

Cash flow hedges
Interest Rate
Interest credited to policyholder account balances – (increase)/decrease .	$ (7)	$ 3	$ (1)
Accumulated Other Comprehensive Income (1)	29	(31)	4

Currency/ Interest Rate
Net investment income	(2)	(10)	(4)
Interest expense ……	-	11	29
Other Income .	(4)	(37)	(47)
Accumulated Other Comprehensive Income (1)	(156)	127	(62)
Total cash flow hedges .	$ (140)	$ 63	$ (81)

Net investment hedges
Currency
Realized investment gains (losses) (2)	$ -	$ -	$ (1)
Accumulated Other Comprehensive Income (1)	(5)	14	(6)
Total net investment hedges	$ (5)	$ 14	$ (7)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Non- qualifying hedges
Realized investment gains (losses)
Interest Rate …..	$ (508)	$ 1,435	$ 87
Currency	(36)	35	(16)
Currency/Interest Rate	(162)	232	(32)
Credit	-	95	(45)
Equity	(239)	159	21
Embedded Derivatives (Interest/Credit/Equity)	1,280	(1,382)	(126)
Total non-qualifying hedges	$ 335	$ 574	$ (111)
Total Derivative Impact	$ 443	$ 23	$ (399)
_________________ (1) Amounts deferred in Equity (2) Relates to the sale of an equity method investment

For the years ended December 31, 2009, 2008 and 2007 the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2006	$ (153)
Net deferred losses on cash flow hedges from January 1to December 31, 2007	(52)
Amount reclassified into current period earnings	(6)
Balance, December 31, 2007	(211)
Net deferred gains on cash flow hedges from January 1to December 31, 2008	138
Amount reclassified into current period earnings	(42)
Balance, December 31, 2008	(115)
Net deferred losses on cash flow hedges from January 1to December 31, 2009	(151)
Amount reclassified into current period earnings	24
Balance, December 31, 2009	$ (242)

Using December 31, 2009 values it is anticipated that a pre-tax loss of approximately $9 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2010, offset by amounts pertaining to the hedged items. As of December 31, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” was $123 million and $128 million as of December 31, 2009 and 2008, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection, excluding a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market, by NAIC designation of the underlying credits as of December 31, 2009 and December 31, 2008.

NAIC Designation			December 31, 2009
	Single Name		First to Default Basket(1)			Total
	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
			(in millions)
1	$ 28	$ —	$ 119	$ —	$ 147	$ —
2	—	—	242	(3)	242	(3)
Subtotal ...	28	—	361	(3)	389	(3)
3	—	—	104	(1)	104	(1)
4	—	—	—	—	—	—
5	—	—	50	(1)	50	(1)
6	—	—	—	—	—	—
Subtotal ...	—	—	154	(2)	154	(2)
Total	$ 28	$—	$ 515	$ (5)	$ 543	$ (5)

NAIC Designation			December 31, 2008
	Single Name		First to Default Basket(1)		Total
	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
			(in millions)
1	$ 20	$ —	$ 192	$ (17)	$ 212	$ (17)
2	5	—	417	(63)	422	(63)
Subtotal ...	25	—	609	(80)	634	(80)
3	—	—	15	(2)	15	(2)
4	—	—	—	—	—	—
5	5	—	93	(26)	98	(26)
6	—	—	—	—	—	—
Subtotal ...	5	—	108	(28)	113	(28)
Total	$ 30	$ —	$ 717	$ (108)	$ 747	$ (108)
___________

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding the credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market, by industry category as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2009		December 31, 2008
Industry	Notional	Fair Value	Notional	Fair Value
		(in millions)
Corporate Securities:
Manufacturing……	$ 5	$ -	$ 5	$ -
Utilities …………	5	-	5	-
Finance ……………	-	-	-	-
Services ……………	8	-	5	-
Energy ……………..	-	-	-	-
Transportation ……..	-	-	-	-
Retail and Wholesale ..	10	-	10	-
Other ………………	-	-	5	-
First to Default Baskets(1)	515	(5)	717	(108)
Total Credit Derivatives	$ 543	$ (5)	$ 747	$ (108)
___________ (1) Credit default baskets may include various industry categories.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $703 million and $528 million at December 31, 2009 and 2008, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2009 and 2008, the Company had $1.275 billion and $781 million of outstanding notional amounts, reported at fair value as an asset of $173 million and an asset of $196 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, are also used in a derivative dealer or broker capacity (excluding derivative contracts transacted with affiliates, which are discussed in Note 20) in the Company’s commodities operations to facilitate transactions of the Company’s clients, hedge proprietary trading activities and as a means of risk management. These derivatives allow the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures are managed through diversification, by controlling position sizes and by entering into offsetting positions.  For example, the Company may manage the risk related to its precious metals inventory by entering into an offsetting position in exchange traded futures contracts.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity is reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions are recognized on a trade date basis and reported in “Other income.”

The following table sets forth the income statement impact of derivatives used in a dealer or broker capacity.

Year Ended December 31, 2009

Other income
Interest Rate	$(19)
Commodity	54
Currency	52
Equity	3
Total other income	$90

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

The vast majority of the Company’s OTC derivative agreements are with highly rated major international financial institutions. The Company incorporates the market’s perception of non-performance risk in determining the fair value of its OTC derivative assets and liabilities.  Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions.  Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $697 million as of December 31, 2009. In the normal course of business the Company has posted collateral related to these instruments of $667 million as of December 31, 2009. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2009, the Company estimates that it would be required to post a maximum of $30 million of additional collateral to its counterparties.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

22.           COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2009, 2008 and 2007 was $67 million, $62 million and $67 million, respectively.

The following table presents, at December 31, 2009, the Company’s contractual maturities on long-term debt, as more fully described in Note 14, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income

	(in millions)

2010	$-	$81	$(11)
2011	225	74	(6)
2012	4	62	(6)
2013	4	51	(4)
2014	904	38	(4)
2015 and thereafter	5,792	78	-
Total	$6,929	$384	$(31)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $384 million in total non-cancelable operating leases and $31 million in total sub-lease income, $17 million and $23 million, respectively, has been accrued at December 31, 2009.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $486 million at December 31, 2009.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $7,904 million at December 31, 2009. Reflected in these other commitments are $7,850 million of commitments to purchase or fund investments, including $4,674 million that the Company anticipates will ultimately be funded from its separate accounts.  Of these separate account commitments, $1,991 million have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees was $2,131 million at December 31, 2009, of which all but $195 million is limited to the assets of the separate account and of which exposure primarily relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fifteen years. At December 31, 2009, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

As discussed in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $976 million as of December 31, 2009. This amount excludes exposures related to credit derivatives written with affiliates. These credit derivatives generally have maturities of five years or less.

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2009, such contracts in force carried a total guaranteed value of $10,222 million. These guarantees are supported by collateral that is not reflected on the Company’s balance sheet. This collateral had a fair value of $10,433 million at December 31, 2009.

In connection with certain acquisitions, the Company has agreed to pay additional consideration in future periods, contingent upon the attainment by the acquired entity of defined operating objectives. At December 31, 2009, maximum potential future consideration pursuant to such arrangements, to be resolved over the following three years, is $65 million. Any such payments would result in increases in intangible assets, such as goodwill.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2009, the Company has accrued liabilities of $6 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements.  From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status.  The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers.  In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products.  In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.  The following is a summary of certain pending proceedings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois.  In January 2010, the court dismissed the complaint without prejudice.  In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits.  The proposed amended complaint alleges that Prudential Insurance and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey.  The complaint, which is brought on behalf of beneficiaries of Prudential Insurance policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits.  It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees, and prejudgment and post-judgment interest.   In March 2009, Prudential filed a motion to dismiss the complaint.  In December 2009, the case was dismissed. The time to appeal has expired.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, the Company and the law firm of Leeds Morelli & Brown in New Jersey state court.  The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential Insurance’s liability to the claimants.  In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration.  In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated.  In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues.  In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint.  In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims.  In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.  In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation.  Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings.  Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation.  In April 2008, Prudential Insurance reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties.  Pursuant to this settlement, Prudential Insurance paid $350,000 in penalties and costs.  These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the antitrust and RICO claims.  In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice.  Plaintiffs have appealed the dismissal of the antitrust and RICO claims to the United States Court of Appeals for the Third Circuit.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”).  This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager.  PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter.  Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above.  The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.  In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA.  In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

trade practices law.  In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007.  Under the settlement, State Street will pay approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that will be distributed to injured investors.  Consequently, State Street will pay PRIAC, for deposit into its separate accounts, approximately $52.5 million within 14 days of the entry of a final judgment by the United States District Court for the District of Massachusetts.   By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing ("LBSF") and certain of their affiliates made a demand of Prudential Global Funding LLC ("PGF"), a subsidiary of the Company, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG ("Lehman Switzerland"), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”).  In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable.  The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al.  In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action.  In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland's obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF's claims against LBSF and LBHI.  LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral.  In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor.  In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, Prudential Financial’s Board of Directors (the "Board") received a letter demanding that the Board take action to recover allegedly improperly paid compensation to certain current and former employees and executive officers of the Company since at least 2005.  The demand is made by a Prudential Financial stockholder, Service Employees International Union Pension Plans Master Trust ("SEIU"), and is one of many that SEIU has sent to large corporations.  SEIU claims that the Company must bring an action, under theories of unjust enrichment and corporate waste, to recoup incentive compensation that was based on allegedly flawed economic metrics.  SEIU also seeks rescission of exercised stock options because the options were based on mistaken facts concerning the fair value of the Company's stock.  The letter states that between 2005 and 2008 the Company paid cash and equity compensation of approximately $165 million to its senior executives and authorized senior executives to exercise stock options worth approximately $66 million.  The letter also demands that the Board enjoin any further approved, but unpaid, compensation payments, overhaul the Company's compensation structure, and allow stockholders an advisory vote on the Compensation Committee's report in the Company's annual proxy statement. SEUI reserves the right to bring a derivative action should the Board decline to act. In May 2009, the Board formed a Special Evaluation Committee, comprised of independent directors, and authorized the Committee to hire outside advisors and experts to assist in its evaluation of the demand letter. The Committee has engaged counsel that is reviewing the matter.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In October 2006, a class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential Insurance failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law.  The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class.   In March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold the Company’s financial products.  The complaint alleges claims that the Company failed to pay overtime and provide other benefits in violation of California and federal law and seeks compensatory and punitive damages in unspecified amounts.  In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter.  In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.  In March 2009, a second amended complaint was filed which dropped the breach of contract claims.  The Company moved to dismiss certain of the state claims in the consolidated complaint.  In December 2009, certain of the state claims were dismissed.  In February 2010, Prudential Insurance moved to decertify the federal wage and hour class conditionally certified in March 2008, and moved for summary judgement as to the federal wage and hour claims of the named plaintiffs.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of  The Prudential Insurance Company of America  (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of  Prudential Financial, Inc), and its subsidiaries (collectively, the "Company") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities, and of presenting non-controlling interest on January 1, 2009. Also the Company adopted a framework for measuring fair value on January 1, 2008 and changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 2, 2010

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 2)
(ii)	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

(b)	Custodian Agreements.
Not Applicable

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
(iii)	Schedules of Commissions. (Note 3)

(d)	Contracts:
(i)	Group Contract. (Note 4)
(ii)	Individual Certificate. (Note 4)
(iii)	Group VUL Contract (Note 1)
(iv)	Group GVUL Contractual Certificate Termination Rules (Note 9)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 2)
(ii)	Enrollment Form for Certificate. (Note 3)
(iii)	Form of Investment Division Allocation Supplement. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 7)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 9)

(g)	Reinsurance Contracts:
(i)	Form of Group AD&D Excess of Loss Reinsurance Agreement AR 15845. (Note 1)
(ii)	Form of Business Accident Quota Share Reinsurance Agreement AR16817. (Note 1)
(iii)	Form of Group Life Surplus Share Reinsurance Contract 4882-0010. (Note 9)
(iv)	Swiss Re Addendum to Group Life Surplus Share Reinsurance Contract 4882-0010, dated 01/01/2009. (Note 9)

(h)	Participation Agreements:
(i)	Representative Fund Participation Agreements. (Note 5)
(ii)	Form of 22c-2 Agreement (Note 6)
(iii)	Participation Agreement between Prudential Insurance Company of America and PIMCO PIMCO Variable Insurance Trust (Note 8)
(iv)	Participation Agreement between Prudential Insurance Company of America and Van Eck Global Worldwide Insurance Trust (Note 8)

(i)	Administrative Contracts.
(i)	Service Agreement between Prudential and Wachovia Bank National Association. (Note 1)
(ii)	Service Agreement between Prudential and Investors Fiduciary Trust Company. (Note 1)
(iii)	First Amendment to Service Agreement between Prudential and Investors Fiduciary Trust Company, dated 06/01/1997. (Note 1)
(iv)	Second Amendment to Service Agreement between Prudential and Investors Fiduciary Trust Company, dated 01/01/2006. (Note 1)

(j)	Other Material Contracts
(i)	Powers of Attorney (Note 1)
T. Baltimore, F. Becker, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, J. Fleurant, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, J. Strangfeld, Jr., J. Unruh

(k)	Legal Opinion and Consent of Richard E. Buckley, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note 3)	Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 23, 2007 on behalf of The Prudential Variable Contract Account GI-2.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 8)	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-6, Registration No. 333-137572, filed April 24, 2008 on behalf of The Prudential Variable Contract Account GI-2.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, filed April 29, 2009 on behalf of The Prudential Variable Contract Account GI-2.

Item 27. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE - Director.  Co-Founder and President of RLJ Development, LLC.  Mr. Baltimore is also a director of Duke Realty Corporation and Integra LifeSciences Holdings Corporation.

FREDERIC K. BECKER - Director.  Chairman, Audit Committee; Member, Executive Committee.  President, Wilentz Goldman & Spitzer, P.A. (law firm).

GORDON M. BETHUNE - Director.  Member, Corporate Governance and Business Ethics Committee; Member, Compensation Committee; Retired, Chairman and Chief Executive Officer Continental Airlines, Inc.  Mr. Bethune is also a director of Honeywell International, Inc. and Sprint Nextel Corporation.

W. GASTON CAPERTON, III - Director. Member, Finance and Dividends Committee; Member, Investment Committee; President, The College Board.  Governor Caperton is also a director of Energy Corporation of America, Owens Corning.

GILBERT F. CASELLAS - Director.  Member, Audit Committee; Vice President, Corporate Responsibility of Dell, Inc.  Mr. Casella is also a director of The Swarthmore Group, Inc.

JAMES G. CULLEN - Director.  Chairman, Compensation Committee; Member, Audit Committee; Member, Executive Committee; Retired, President and Chief Operating Officer Bell Atlantic Corporation.  Mr. Cullen is also a director of Agilient Technologies, Inc., Johnson & Johnson, and NeuStar, Inc.

WILLIAM H. GRAY, III - Director.  Chairman, Corporate Governance and Business Ethics Committee; Member, Executive Committee.  Mr. Gray is the Chairman of The Amani Group, LLC.  Mr. Gray is also a director of Dell Inc., JP Morgan Chase & Co., Pfizer, Inc., and Visteon Corporation.

MARK B. GRIER - Director.  Vice Chairman of the Board of Prudential Insurance.

JON F. HANSON - Director.  Chairman, Executive Committee, Finance and Dividends Committee, and Investment Committee.  Chairman of The Hampshire Companies.  Chairman of The Hampshire Companies.  Mr. Hanson is also a director of HealthSouth Corp., James E. Hanson Management Company, Pascack Community Bank, and Yankee Global Enterprises.

CONSTANCE J. HORNER - Director.  Member, Compensation Committee; Member, Corporate Governance and Business Ethics Committee.  Former Assistant to the President of the United States.  Ms. Horner is also a director of Ingersoll-Rand Company, Ltd., and Pfizer, Inc.

KARL J. KRAPEK - Director.  Member, Financeand Dividends Committee; Member, Investment Committee.  Retired President and Chief Operating Officer, United Technologies Corporation.  Mr. Krapek is also a director of Lucent Technologies, Inc., Connecticut Bank and Trust Company, Northrup Grunman Corporation, and Visteon Corporation.

CHRISTINE A. POON - Director.  Member, Finance and Dividends Committee; Member, Investment Committee.  Ms. Poon is also retired Vice Chairman, Board of Directors and Worldwide Chairman of Johnson & Johnson.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President of Prudential.

JAMES A. UNRUH - Director.  Member, Audit Committee.  Founding Principal, Alerion Capital Group, LLC.  Mr. Unruh is also a director of CSG Systems International, Inc., Qwest Communications International, Inc., and Tenet Healthcare Corporation.

PRINCIPAL OFFICERS

EDWARD P. BAIRD - Executive Vice President, International Businesses, Prudential.

SUSAN L. BLOUNT - Senior Vice President and General Counsel, Prudential.

RICHARD J. CARBONE - Executive Vice President and Chief Financial Officer, Prudential.

ROBERT M. FALZON - Senior Vice President and Treasurer, Prudential.

JOHN T. FLEURANT - Vice President and Controller, Prudential.

MARGARET M. FORAN - Vice President, Corporate Secretary and Chief Governance Officer, Prudential.

HELEN M. GALT - Senior Vice President, Company Actuary and Chief Risk Officer, Prudential.

ROBERT C. GOLDEN - Executive Vice President, Prudential.

MARK B. GRIER - Vice Chairman, Prudential.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President, Prudential.

SHARON C. TAYLOR - Senior Vice President, Corporate Human Resources, Prudential.

BERNARD B. WINOGRAD - Executive Vice President, U.S. Businesses, Prudential.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 26, 2010.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 29, 2009 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Prudential California Municipal Income Fund, Prudential Jennison Blend Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Money Market Fund, Prudential High Yield Fund, Inc., Prudential Stock Index Fund, Prudential Institutional Money Market Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Muni High Income Fund, Prudential National Municipals Fund, Inc., Prudential Jennison Natural Resources Fund, Inc., Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Jennison Small Company Fund, Inc., Prudential Large-Cap Core Equity Fund, Prudential Small-Cap Core Equity Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential Jennison 20/20 Focus Fund, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Jennison Value Fund, Prudential International Equity Fund, Prudential Jennison Equity Income Fund, Prudential Mid-Cap Value Fund, The Prudential Investment Portfolios, Inc., Prudential Strategic Value Fund, Prudential Jennison Select Growth Fund, Prudential Jennison Conservative Growth Fund, Prudential Small-Cap Value Fund, Prudential Asset Allocation Fund, Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund, Prudential Conservative Allocation Fund, Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund, Target Asset Allocation Funds, The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account, PRIAC Variable Contract Account A, and The Prudential Discovery Premier Group Variable Contract Account.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Charles Lowrey (Note 1)	President &CEO	None

Christine Marcks (Note 2)	Executive Vice President	None

Judy Rice (Note 1)	Executive Vice President	None

Gary Neubeck (Note 4)	Executive Vice President	None

Scott Benjamin (Note 1)	Executive Vice President	None

Mark R. Hastings (Note 1)	Senior Vice President & Chief Compliance Officer	None

Mark I. Salvacion (Note 1)	Senior Vice President, Secretary, and Chief Legal Officer	None

Michael J. McQuade (Note 1)	Senior Vice President, Comptroller, Assistant Treasurer, and Chief Financial Officer	None

Donna Dellechiaie (Note 3)	Senior Vice President and Co- Chief Compliance Officer	None

Noreen M. Fierro (Note 4)	Vice President/Anti-Money Laundering Officer	None

Peter J. Boland (Note 1)	Senior Vice President and Director of Operations	None

(Note 1) Three Gateway Center, Newark, New Jersey 07102
(Note 2) 280 Trumbull Street, Hartford, Connecticut 06103
(Note 3) 200 Wood Avenue South, Iselin, NJ 08830
(Note 4) 751 Broad Street, Newark, NJ 07102

PIMS serves as a principal underwriter of the Group Contracts and Certificate.  PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2009, $0 in 2008, and $0 in 2007.  The Group Contracts and Certificates are offered on a continuous basis.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, L.L.C. (“PIMS”) is located at Three Gateway Center, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 30th day of April, 2010.

(Seal)
The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 30th day of April, 2010.

Signature and Title
/s/ * John R. Strangfeld, Jr. President, Chairman of the Board, and Chief Executive Officer
/s/ * John T. Fleurant Vice President and Corporate Controller
/s/ * Richard J. Carbone Executive Vice President and Chief Financial Officer
s/ * Thomas J. Baltimore Director	* By: /s/ Richard E. Buckley Richard E. Buckley (Attorney-in-Fact)
/s/ * Frederic K. Becker Director
/s/ * Gordon M. Bethune Director
/s/ * W. Gaston Caperton, III Director
/s/ * Gilbert F. Casellas Director
/s/ * James G. Cullen Director
/s/ * William H. Gray, III Director
/s/ * Mark B. Grier Director
/s/ * Jon F. Hanson Director
/s/ * Constance J. Horner Director
/s/ * Karl J. Krapek Director
/s/ * Christine A. Poon Director
/s/ * James A. Unruh Director

EXHIBIT INDEX

Item 26.

(d) Contracts:	(iii) Group VUL Contract	C-

(g) Reinsurance Contracts:	(i) Form of Group Life and AD&D Catastrophe Excess of Loss Reinsurance Agreement AR 15845. (ii) Form of Business Accident Quota Share Reinsurance Agreement AR16817.	C-

(i) Administrative Contracts
(i)  Service Agreement between Prudential and Wachovia Bank National Association.
(ii)  Service Agreement between Prudential and Investors Fiduciary Trust Company.
(iii)  First Amendment to Service Agreement between Prudential and Investors Fiduciary Trust Company, dated 06/01/1997.
(iv)  Second Amendment to Service Agreement between Prudential and Investors Fiduciary Trust Company, dated 01/01/2006.
C-

(j) Powers of Attorney:
(i)  T. Baltimore, F. Becker, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, J. Fleurant, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, J. Strangfeld, Jr.,  J. Unruh
C-

(k) Legal Opinion and Consent:	Opinion and Consent of Richard E. Buckley, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-

(q) Redeemabilty Exemption	(i) Redeemability Exemption describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii)	C-